EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2014, originally filed with the Securities and Exchange Commission on December 23, 2014 (Accession Number
0001145443-14-001597). The sole purpose of this filing is to include attachments inadvertently omitted in the original filing.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

John Hancock

Balanced Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Balanced Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
35	Financial statements
39	Financial highlights
49	Notes to financial statements
58	Auditor's report
59	Tax information
60	Continuation of investment advisory and subadvisory agreements
66	Trustees and Officers
70	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks current income, long-term growth of capital and income, and preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Market results were largely positive

Stocks outpaced bonds during the year, although both generated positive performance.

Mixed results in sector selection

Stock picking hampered results in healthcare, industrials, and consumer discretionary, but added value in consumer staples and telecommunication services.

Fixed-income results were solid

The fund's out-of-benchmark investments in the high-yield bond market proved beneficial.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

The value of a company's equity securities is subject to change in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Roger C. Hamilton, John Hancock Asset Management

 Roger C. Hamilton
Portfolio Manager
John Hancock Asset Management

What trends did investors encounter during the period ended October 31, 2014?

It was a strong period for the broad stock market, while the broad fixed-income market earned a low single-digit return. The U.S. economy continued its slow but steady growth pace throughout the majority of the period. The exception to this trend was in early 2014, when extremely difficult winter weather depressed economic activity. The jobless rate also steadily improved over the past 12 months, finishing the period at 5.8%, representing the lowest level seen since the summer of 2008.

Against this improving backdrop, the U.S. Federal Reserve (Fed) brought its quantitative easing economic stimulus program to a close. At the same time, with inflation remaining well under control, the Fed simultaneously pledged to provide support to the economy by maintaining its benchmark short-term interest rate close to zero until labor and inflation data warrant a change in policy.

Weaker-than-expected global growth conditions pushed down yields on U.S. Treasury securities during the period, while their prices rose accordingly. A favorable credit backdrop combined with low levels of income available in the marketplace were positive factors for the U.S. high-yield corporate bond market.

What broad factors drove the fund's equity and fixed-income portfolios relative to their respective benchmarks?

In absolute terms, the fund's equity portfolio did very well, rising along with the market. On a relative basis, however, this portion of the fund lagged the S&P 500 Index. Specifically, security selection was negative, especially in the healthcare, industrials, and consumer discretionary sectors.

The fund's fixed-income portfolio significantly outpaced the Barclays U.S. Aggregate Bond Index. By far, the biggest boost came from the fund's exposure to high-yield bonds (generally, those rated BB or lower). Roughly 7% of the fund, on average, was invested in this category during the 12 months.

4

Other positive relative performance factors included favorable bond selection among investment-grade financials, an out-of-benchmark stake in mortgage-backed securities, and a significant underweighting in U.S. Treasuries.

Which individual stocks detracted the most?

As we mentioned, stock selection in the consumer discretionary sector was challenging. In particular, the fund was hampered by positions in theme park company SeaWorld Entertainment, Inc., and media company News Corp. SeaWorld was hurt by poor publicity, which contributed to lower-than-expected attendance figures and earnings expectations for the company. We concluded the risk of this investment had risen and sold the fund's stake. News Corp. experienced weak ad revenues in its print publications businesses. The fund continued to hold this stock, however, as we believed it remained attractively valued.

Within the energy sector, oil and gas company Denbury Resources, Inc., was another relative detractor. Sagging oil prices weighed on the entire group, and Denbury shares were further hurt after the company lowered its production growth targets and profit forecast. At period end, we continued to maintain the fund's position in the stock because of the company's continued ability to generate cash. Other notable relative detractors for the fund included engineering construction firm Fluor Corp. and HSBC Holdings PLC, Europe's largest bank.

SECTOR COMPOSITION AS OF 10/31/14 (%)

5

Which stocks contributed to results?

As we mentioned, stock selection in the consumer staples sector was an area of strength. Within this group, CVS Health Corp. added particular value. CVS continued to successfully execute the two components of its businesses: a prescription benefits management service and a retail drug store chain. It has been successfully repositioning itself as a healthcare company, gradually gaining market share and increasing its operating margins. Over time, as the stock approached our target price, we trimmed the fund's stake in CVS.

Foot Locker, Inc., was another meaningful contributor. This retailer of footwear and other athletic-related apparel continued to benefit from strong sales and business execution. We sold the fund's stake in July, after the stock reached our target price.

Of final note, energy infrastructure company The Williams Companies, Inc., boosted results. Williams' shares were up sharply in June, after the company made a corporate acquisition that was very well received by the marketplace.

How was the fund positioned at the end of the period?

We made relatively few changes to the fund over the past year. In September, we noted that equity valuations had risen after a nice run for the stock market, and that the high-yield bond market had struggled a bit. We believed it was an opportune time to trim the fund's equity weighting while shifting modestly into fixed income. In retrospect, this move was well timed, given the subsequent sharp but brief correction in stock prices that followed soon after. At period end, the fund remained modestly overweighted in equities, relative to our target of 60% equity and 40% fixed income.

We added a handful of new stocks to the fund during the period, including Verizon Communications, Inc., T. Rowe Price Group, Inc., Seagate Technology PLC, Eastman Chemical Company, and Stanley Black & Decker, Inc. We also sold a number of names outright, most notably Intuit Inc., Ecolab, Inc., Foot Locker, Carnival Corp., Caterpillar, Inc.,Target Corp., Dick's Sporting Goods, Inc., and SeaWorld.

In the fixed-income portfolio, we have begun to set up the fund for a flatter yield curve. That said, we

TOP FIVE EQUITY HOLDINGS AS OF 10/31/14 (%)

Apple, Inc.	2.2
JPMorgan Chase & Company	2.0
QUALCOMM, Inc.	1.9
Verizon Communications, Inc.	1.8
Microsoft Corp.	1.7
TOTAL	9.6

6

anticipate that this change will take place over time. During the period, the fund's exposure to high-yield, lower-rated bonds declined slightly.

MANAGED BY

Roger C. Hamilton On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993

TOP FIVE BOND ISSUERS AS OF 10/31/14 (%)

Federal National Mortgage Association	4.5
U.S. Treasury Securities	4.1
Federal Home Loan Mortgage Corp.	1.7
JPMorgan Chase & Company	1.0
Commercial Mortgage Pass Through Certificates	0.8
TOTAL	12.1

The views expressed in this report are exclusively those of Roger C. Hamilton, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 10-31-14	as of 10-31-14
Class A	4.90	9.45	8.83	57.08	132.99	1.80	1.79
Class B	4.68	9.54	8.78	57.68	131.95	1.22	1.21
Class C	8.67	9.81	8.63	59.64	128.78	1.22	1.21
Class I2	10.80	11.00	9.84	68.54	155.65	2.19	2.19
Class R1[2,3]	10.10	10.26	9.04	62.94	137.65	1.58	1.57
Class R2[2,3]	10.51	10.64	9.46	65.80	146.91	1.87	1.86
Class R3[2,3]	10.17	10.36	9.15	63.67	139.95	1.67	1.66
Class R4[2,3]	10.59	10.73	9.50	66.44	147.73	2.06	1.96
Class R5[2,3]	10.82	11.02	9.80	68.63	154.66	2.26	2.26
Class R6[2,3]	10.91	11.08	9.94	69.13	157.95	2.33	2.30
Index 1†	17.27	16.69	8.20	116.38	120.01	—	—
Index 2†	4.14	4.22	4.64	22.97	57.34	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4*	Class R5	Class R6
Gross (%)	1.23	1.93	1.93	0.91	1.55	1.30	1.45	1.15	0.85	0.80
Net (%)	1.23	1.93	1.93	0.91	1.55	1.30	1.45	1.05	0.85	0.77

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	The fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares until February 28, 2015.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the S&P 500 Index; Index 2 is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Balanced Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B4	10-31-04	23,195	23,195	22,001	15,734
Class C4	10-31-04	22,878	22,878	22,001	15,734
Class I2	10-31-04	25,565	25,565	22,001	15,734
Class R1[2,3]	10-31-04	23,765	23,765	22,001	15,734
Class R2[2,3]	10-31-04	24,691	24,691	22,001	15,734
Class R3[2,3]	10-31-04	23,995	23,995	22,001	15,734
Class R4[2,3]	10-31-04	24,773	24,773	22,001	15,734
Class R5[2,3]	10-31-04	25,466	25,466	22,001	15,734
Class R6[2,3]	10-31-04	25,795	25,795	22,001	15,734

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 9-8-08; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,046.40	$5.62	1.09%
Class B	1,000.00	1,042.30	9.21	1.79%
Class C	1,000.00	1,042.30	9.21	1.79%
Class I	1,000.00	1,048.10	4.03	0.78%
Class R1	1,000.00	1,044.50	7.37	1.43%
Class R2	1,000.00	1,046.00	5.67	1.10%
Class R3	1,000.00	1,045.10	6.86	1.33%
Class R4	1,000.00	1,048.70	4.80	0.93%
Class R5	1,000.00	1,048.20	3.72	0.72%
Class R6	1,000.00	1,048.70	3.41	0.66%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.55	1.09%
Class B	1,000.00	1,016.20	9.10	1.79%
Class C	1,000.00	1,016.20	9.10	1.79%
Class I	1,000.00	1,021.30	3.97	0.78%
Class R1	1,000.00	1,018.00	7.27	1.43%
Class R2	1,000.00	1,019.70	5.60	1.10%
Class R3	1,000.00	1,018.50	6.77	1.33%
Class R4	1,000.00	1,020.50	4.74	0.93%
Class R5	1,000.00	1,021.60	3.67	0.72%
Class R6	1,000.00	1,021.90	3.36	0.66%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 63.6%		$858,913,032
(Cost $591,739,091)
Consumer discretionary 4.0%		54,275,278
Auto components 0.3%
Delphi Automotive PLC	62,493	4,310,743
Automobiles 0.6%
Ford Motor Company	534,854	7,536,093
Hotels, restaurants and leisure 0.7%
McDonald's Corp.	60,790	5,697,847
Norwegian Cruise Line Holdings, Ltd. (I)	83,454	3,254,706
Internet and catalog retail 0.7%
Amazon.com, Inc. (I)	32,008	9,777,164
Media 0.7%
News Corp., Class B (I)	306,029	4,605,736
Twenty-First Century Fox, Inc., Class B	160,304	5,317,284
Specialty retail 1.0%
Lowe's Companies, Inc.	240,834	13,775,705
Consumer staples 5.7%		77,407,497
Beverages 0.9%
PepsiCo, Inc.	131,089	12,606,829
Food and staples retailing 2.4%
CVS Health Corp.	217,116	18,630,724
Wal-Mart Stores, Inc.	173,625	13,242,379
Food products 1.3%
Kraft Foods Group, Inc.	177,305	9,991,137
Mondelez International, Inc., Class A	206,107	7,267,333
Household products 0.8%
The Procter & Gamble Company	124,012	10,822,527
Tobacco 0.3%
Altria Group, Inc.	100,260	4,846,568
Energy 6.7%		90,273,057
Energy equipment and services 1.6%
Noble Corp. PLC	112,405	2,351,513
Schlumberger, Ltd.	153,864	15,180,222
Weatherford International PLC (I)	246,933	4,054,640
Oil, gas and consumable fuels 5.1%
Brazil Ethanol, Inc. (I)(S)	111,100	1,111
ConocoPhillips	51,629	3,725,032
Denbury Resources, Inc.	276,412	3,427,509

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Devon Energy Corp.	45,729	$2,743,740
Exxon Mobil Corp.	125,715	12,157,898
Kinder Morgan, Inc. (L)	249,786	9,666,718
Occidental Petroleum Corp.	53,658	4,771,806
Range Resources Corp.	57,679	3,945,244
Spectra Energy Corp.	302,326	11,830,016
Suncor Energy, Inc.	152,413	5,416,758
The Williams Companies, Inc.	89,722	4,980,468
Total SA, ADR	100,524	6,020,382
Financials 15.3%		206,756,313
Banks 4.6%
Citigroup, Inc.	153,952	8,241,051
HSBC Holdings PLC, ADR (L)	206,691	10,545,375
JPMorgan Chase & Company	440,786	26,658,737
The PNC Financial Services Group, Inc.	90,294	7,800,499
U.S. Bancorp	216,598	9,227,075
Capital markets 5.1%
Ares Capital Corp.	717,029	11,465,294
BlackRock, Inc.	31,860	10,867,765
Franklin Resources, Inc.	127,245	7,076,094
Hercules Technology Growth Capital, Inc.	260,222	4,101,099
Och-Ziff Capital Management Group LLC, Class A	588,722	6,487,716
T. Rowe Price Group, Inc.	118,186	9,701,889
The Blackstone Group LP	110,373	3,324,435
The Carlyle Group LP (L)	281,057	7,802,142
The Goldman Sachs Group, Inc.	40,247	7,646,528
Diversified financial services 1.0%
Berkshire Hathaway, Inc., Class B (I)	93,593	13,117,995
Insurance 1.7%
MetLife, Inc.	403,666	21,894,844
Validus Holdings, Ltd.	49,528	1,970,224
Real estate investment trusts 2.9%
American Capital Agency Corp.	56,684	1,288,994
American Tower Corp.	72,977	7,115,258
Digital Realty Trust, Inc.	111,755	7,709,977
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	400,147	5,594,055
Iron Mountain, Inc.	108,373	3,909,014
MFA Financial, Inc.	155,585	1,303,802
Spirit Realty Capital, Inc.	317,677	3,780,356
Weyerhaeuser Company	239,991	8,126,095

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Health care 9.5%		$127,983,517
Biotechnology 0.9%
Amgen, Inc.	72,318	11,728,533
Health care equipment and supplies 1.9%
Abbott Laboratories	178,781	7,793,064
Medtronic, Inc.	137,291	9,357,755
Stryker Corp.	96,087	8,410,495
Health care providers and services 1.3%
Cardinal Health, Inc.	94,354	7,404,902
Express Scripts Holding Company (I)	137,262	10,544,467
Pharmaceuticals 5.4%
AbbVie, Inc.	182,531	11,583,417
Eli Lilly & Company	73,107	4,849,187
Merck & Company, Inc.	137,100	7,943,574
Novartis AG, ADR	56,012	5,191,752
Pfizer, Inc.	656,057	19,648,907
Roche Holding AG, ADR	459,012	16,896,232
Sanofi, ADR	143,409	6,631,232
Industrials 6.5%		87,800,104
Aerospace and defense 2.0%
Honeywell International, Inc.	83,970	8,071,196
United Technologies Corp.	176,363	18,870,841
Air freight and logistics 0.6%
United Parcel Service, Inc., Class B	73,940	7,757,045
Commercial services and supplies 0.5%
Republic Services, Inc.	185,230	7,112,832
Construction and engineering 0.5%
Fluor Corp.	95,989	6,367,910
Industrial conglomerates 1.7%
Danaher Corp.	78,558	6,316,063
General Electric Company	657,451	16,968,810
Machinery 0.6%
Stanley Black & Decker, Inc.	88,910	8,325,532
Professional services 0.6%
Nielsen NV	188,512	8,009,875
Information technology 9.8%		132,762,206
Communications equipment 1.9%
QUALCOMM, Inc.	333,617	26,192,271
Internet software and services 1.8%
eBay, Inc. (I)	37,383	1,962,608
Google, Inc., Class A (I)	17,315	9,832,669
Google, Inc., Class C (I)	17,315	9,680,470

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Internet software and services (continued)
LinkedIn Corp., Class A (I)	11,339	$2,596,177
Software 2.3%
Microsoft Corp.	480,415	22,555,484
Oracle Corp.	217,270	8,484,394
Technology hardware, storage and peripherals 3.8%
Apple, Inc.	272,534	29,433,672
EMC Corp.	434,287	12,477,066
Seagate Technology PLC	151,956	9,547,395
Materials 1.9%		25,962,002
Chemicals 1.4%
E.I. du Pont de Nemours & Company	136,802	9,459,858
Eastman Chemical Company	112,630	9,098,251
Containers and packaging 0.5%
Avery Dennison Corp.	158,034	7,403,893
Telecommunication services 2.6%		34,322,411
Diversified telecommunication services 2.6%
CenturyLink, Inc.	252,579	10,476,977
Verizon Communications, Inc.	474,536	23,845,434
Utilities 1.6%		21,370,647
Electric utilities 0.6%
PPL Corp.	239,923	8,394,906
Independent power and renewable electricity producers 0.7%
AES Corp.	463,782	6,525,413
Calpine Corp. (I)	120,235	2,743,763
Multi-utilities 0.3%
TECO Energy, Inc.	189,014	3,706,565
Preferred securities 1.0%		$13,756,038
(Cost $12,744,234)
Financials 0.3%		4,567,136
Banks 0.1%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	38,029	1,016,515
Regions Financial Corp., 6.375%	19,025	477,908
Wells Fargo & Company, Series L, 7.500%	150	180,600
Capital markets 0.1%
Hercules Technology Growth Capital, Inc., 7.000%	59,525	1,530,983
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%), 5.500%	15,975	382,282

SEE NOTES TO FINANCIAL STATEMENTS15

			Shares	Value
Financials (continued)
Consumer finance 0.1%
Ally Financial, Inc., 7.000% (S)			832	$833,248
Real estate investment trusts 0.0%
Weyerhaeuser Company, 6.375%			2,600	145,600
Industrials 0.6%				8,209,215
Aerospace and defense 0.6%
United Technologies Corp., 7.500%			140,641	8,209,215
Utilities 0.1%				979,687
Electric utilities 0.0%
Exelon Corp., 6.500%			6,300	331,884
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%			12,866	647,803
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 9.8%				$132,831,034
(Cost $131,062,227)
U.S. Government 4.1%				55,635,889
U.S. Treasury Bonds
Bond	3.125	02-15-42	11,889,000	12,085,906
Bond	3.375	05-15-44	18,155,000	19,259,895
U.S. Treasury Notes
Note	1.875	06-30-20	10,430,000	10,470,740
Note	2.375	08-15-24	13,772,000	13,819,348
U.S. Government Agency 5.7%				77,195,145
Federal Home Loan Bank
15 Year Pass Thru	2.900	09-05-25	261,905	255,067
15 Year Pass Thru	3.250	06-21-27	521,212	517,469
30 Year Pass Thru	3.170	10-04-27	265,000	256,710
Federal Home Loan Mortgage Corp.
15 Year Pass Thru	2.500	09-01-27	959,034	975,892
15 Year Pass Thru	3.500	03-01-26	3,810,421	4,033,390
30 Year Pass Thru (P)	2.559	06-01-44	796,538	818,915
30 Year Pass Thru (P)	2.693	05-01-44	815,814	842,658
30 Year Pass Thru	3.000	03-01-43	1,326,133	1,335,717
30 Year Pass Thru (P)	3.032	03-01-44	442,268	458,650
30 Year Pass Thru	4.500	03-01-41	3,715,974	4,067,158
30 Year Pass Thru	5.000	04-01-41	2,774,589	3,071,340
30 Year Pass Thru	5.500	07-01-37	90,661	101,372
30 Year Pass Thru	5.500	11-01-39	3,236,315	3,621,215
Federal National Mortgage Association
15 Year Pass Thru	3.000	07-01-27	1,128,823	1,173,358
15 Year Pass Thru	3.500	02-01-26	205,820	217,968

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
15 Year Pass Thru	3.500	03-01-26	756,760	$801,427
15 Year Pass Thru	6.500	08-01-16	1,786	1,853
30 Year Pass Thru (P)	2.530	06-01-44	1,251,080	1,286,701
30 Year Pass Thru (P)	2.553	04-01-44	1,244,633	1,281,566
30 Year Pass Thru (P)	2.922	03-01-44	405,198	419,548
30 Year Pass Thru	3.000	09-01-42	3,097,341	3,104,963
30 Year Pass Thru	3.000	02-01-43	939,566	941,291
30 Year Pass Thru	3.000	03-01-43	326,711	328,945
30 Year Pass Thru	3.000	05-01-43	491,774	495,135
30 Year Pass Thru	3.400	09-27-32	1,200,000	1,152,588
30 Year Pass Thru	3.500	06-01-42	7,875,128	8,170,445
30 Year Pass Thru	4.000	01-01-41	3,742,926	3,981,099
30 Year Pass Thru	4.000	01-01-42	5,610,616	5,965,882
30 Year Pass Thru	4.500	09-01-40	3,603,616	3,913,583
30 Year Pass Thru	4.500	05-01-41	2,117,417	2,299,548
30 Year Pass Thru	4.500	07-01-41	5,848,830	6,384,820
30 Year Pass Thru	5.000	04-01-40	1,087,799	1,205,630
30 Year Pass Thru	5.000	03-01-41	3,196,946	3,590,196
30 Year Pass Thru	5.000	04-01-41	5,404,180	6,055,426
30 Year Pass Thru	5.500	11-01-39	1,726,976	1,934,122
30 Year Pass Thru	6.000	07-01-38	1,289,165	1,458,057
30 Year Pass Thru	6.500	01-01-39	544,763	618,349
30 Year Pass Thru	7.000	06-01-32	1,581	1,850
30 Year Pass Thru	7.500	04-01-31	4,147	4,967
30 Year Pass Thru	8.000	01-01-31	3,681	4,479
Government National Mortgage Association
30 Year Pass Thru	6.500	04-15-29	38,781	44,605
30 Year Pass Thru	9.000	04-15-21	1,022	1,191
Foreign government obligations 0.0%				$494,919
(Cost $481,512)
Argentina 0.0%				494,919
Republic of Argentina Bond (H)	8.280	12-31-33	560,815	494,919
Corporate bonds 15.1%				$203,647,616
(Cost $198,620,574)
Consumer discretionary 1.6%				21,112,709
Auto components 0.2%
Dana Holding Corp.	6.000	09-15-23	650,000	682,500
Delphi Corp.	5.000	02-15-23	1,380,000	1,478,325
Stackpole International Intermediate Company SA (S)	7.750	10-15-21	430,000	436,988
Automobiles 0.6%
Chrysler Group LLC	8.000	06-15-19	340,000	364,225
Ford Motor Credit Company LLC	5.875	08-02-21	4,295,000	4,962,482

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Automobiles (continued)
Ford Motor Credit Company LLC	8.000	12-15-16		320,000	$362,689
General Motors Company	4.875	10-02-23		620,000	664,175
General Motors Company	6.250	10-02-43		640,000	761,600
General Motors Financial Company, Inc.	4.375	09-25-21		460,000	481,896
Hotels, restaurants and leisure 0.1%
Arcos Dorados Holdings, Inc. (S)	10.250	07-13-16	BRL	800,000	301,869
CCM Merger, Inc. (S)	9.125	05-01-19		500,000	537,500
Internet and catalog retail 0.2%
QVC, Inc.	4.375	03-15-23		435,000	431,365
QVC, Inc.	5.125	07-02-22		1,170,000	1,230,378
QVC, Inc. (S)	5.450	08-15-34		545,000	527,009
Media 0.1%
21st Century Fox America, Inc.	6.400	12-15-35		125,000	159,536
AMC Entertainment, Inc.	5.875	02-15-22		565,000	576,300
Myriad International Holdings BV (S)	6.000	07-18-20		500,000	542,500
Time Warner Cable, Inc.	8.250	04-01-19		525,000	651,942
WideOpenWest Finance LLC	10.250	07-15-19		180,000	196,650
Multiline retail 0.1%
Macy's Retail Holdings, Inc.	7.875	08-15-36		800,000	878,654
Tops Holding II Corp.	8.750	06-15-18		350,000	343,000
Specialty retail 0.2%
AutoNation, Inc.	5.500	02-01-20		1,075,000	1,172,277
Bed Bath & Beyond, Inc.	3.749	08-01-24		315,000	316,336
Conn's, Inc. (S)	7.250	07-15-22		770,000	666,050
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19		500,000	460,000
L Brands, Inc.	6.625	04-01-21		795,000	900,338
Textiles, apparel and luxury goods 0.1%
Hot Topic, Inc. (S)	9.250	06-15-21		615,000	661,125
Quiksilver, Inc. (S)	7.875	08-01-18		400,000	365,000
Consumer staples 0.5%					7,117,454
Beverages 0.1%
Ajecorp BV (S)	6.500	05-14-22		350,000	322,000
Constellation Brands, Inc.	4.250	05-01-23		525,000	527,625
Constellation Brands, Inc.	4.750	11-15-24		275,000	281,188
Crestview DS Merger Sub II, Inc.	10.000	09-01-21		495,000	546,975
Food and staples retailing 0.1%
Safeway, Inc.	5.000	08-15-19		1,015,000	1,027,451
Tops Holding Corp.	8.875	12-15-17		245,000	251,738
Food products 0.1%
Bunge, Ltd. Finance Corp.	8.500	06-15-19		500,000	618,585
Tyson Foods, Inc.	3.950	08-15-24		525,000	535,223

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products 0.0%
Harbinger Group, Inc.	7.875	07-15-19	510,000	$552,075
Personal products 0.1%
Prestige Brands, Inc. (S)	5.375	12-15-21	465,000	449,888
Revlon Consumer Products Corp.	5.750	02-15-21	400,000	400,000
Tobacco 0.1%
Alliance One International, Inc.	9.875	07-15-21	1,335,000	1,274,925
Vector Group, Ltd.	7.750	02-15-21	305,000	329,781
Energy 2.0%				26,673,256
Energy equipment and services 0.3%
Astoria Depositor Corp. (S)	8.144	05-01-21	750,000	795,000
Exterran Partners LP	6.000	04-01-21	100,000	96,500
Key Energy Services, Inc.	6.750	03-01-21	445,000	396,050
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19	500,000	501,250
Offshore Group Investment, Ltd.	7.125	04-01-23	330,000	272,250
RKI Exploration & Production LLC (S)	8.500	08-01-21	450,000	439,875
Rowan Companies, Inc.	4.875	06-01-22	445,000	456,567
Teine Energy, Ltd. (S)	6.875	09-30-22	300,000	285,750
Oil, gas and consumable fuels 1.7%
Access Midstream Partners LP	4.875	05-15-23	280,000	292,600
Access Midstream Partners LP	4.875	03-15-24	715,000	747,175
Afren PLC (S)	6.625	12-09-20	650,000	609,505
Baytex Energy Corp. (S)	5.625	06-01-24	125,000	120,625
California Resources Corp. (S)	5.500	09-15-21	280,000	285,600
California Resources Corp. (S)	6.000	11-15-24	750,000	768,750
Chesapeake Energy Corp.	5.750	03-15-23	540,000	591,300
Cimarex Energy Company	4.375	06-01-24	785,000	797,756
CNOOC Finance 2013, Ltd.	3.000	05-09-23	790,000	749,087
Consolidated Energy Finance SA (S)	6.750	10-15-19	500,000	508,750
Continental Resources, Inc.	5.000	09-15-22	1,400,000	1,484,000
CSI Compressco LP (S)	7.250	08-15-22	420,000	415,800
DCP Midstream LLC (S)	9.750	03-15-19	560,000	716,349
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	585,000	577,688
DCP Midstream Operating LP	3.875	03-15-23	340,000	340,221
Denbury Resources, Inc.	5.500	05-01-22	440,000	433,400
Ecopetrol SA	5.875	09-18-23	310,000	345,650
Energy Transfer Partners LP	5.200	02-01-22	360,000	393,789
Energy XXI Gulf Coast, Inc. (S)	6.875	03-15-24	200,000	158,000
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.778%)	7.000	06-01-67	725,000	762,156
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	690,000	753,825

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EP Energy LLC	7.750	09-01-22	300,000	$316,500
EV Energy Partners LP	8.000	04-15-19	425,000	418,625
Freeport-McMoran Oil & Gas LLC	6.750	02-01-22	709,000	785,218
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	127,000	143,629
FTS International, Inc. (S)	6.250	05-01-22	315,000	297,675
Halcon Resources Corp.	8.875	05-15-21	295,000	241,900
Jones Energy Holdings LLC (S)	6.750	04-01-22	270,000	257,850
Kerr-McGee Corp.	6.950	07-01-24	530,000	661,885
Kosmos Energy, Ltd. (S)	7.875	08-01-21	400,000	368,000
Lukoil International Finance BV (S)	3.416	04-24-18	1,000,000	953,750
Midstates Petroleum Company, Inc. (L)	9.250	06-01-21	640,000	544,000
Newfield Exploration Company	5.750	01-30-22	395,000	427,588
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	350,000	335,125
Pacific Rubiales Energy Corp. (S)	5.375	01-26-19	400,000	401,000
Petrobras International Finance Company SA	5.375	01-27-21	730,000	747,418
Petroleos de Venezuela SA	5.375	04-12-27	705,000	334,875
Petroleos Mexicanos (S)	4.250	01-15-25	235,000	237,938
Petroleos Mexicanos	4.875	01-24-22	350,000	373,100
Plains All American Pipeline LP	3.600	11-01-24	475,000	471,987
Regency Energy Partners LP	5.000	10-01-22	150,000	153,000
Regency Energy Partners LP	5.500	04-15-23	670,000	693,450
Regency Energy Partners LP	5.875	03-01-22	230,000	244,950
Rex Energy Corp.	8.875	12-01-20	200,000	211,000
Summit Midstream Holdings LLC	7.500	07-01-21	295,000	320,075
TransCanada Pipelines, Ltd. (6.350% to 5-15-17, then 3 month LIBOR + 2.210%)	6.350	05-15-67	325,000	328,250
Tullow Oil PLC (S)	6.000	11-01-20	350,000	327,250
Tullow Oil PLC (S)	6.250	04-15-22	425,000	395,250
WPX Energy, Inc.	5.250	09-15-24	172,000	167,700
WPX Energy, Inc.	6.000	01-15-22	400,000	419,000
Financials 6.0%				81,385,804
Banks 2.6%
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year U.S. Treasury + 4.398%) (Q)(S)	6.250	04-15-24	900,000	706,500
Bank of America Corp.	3.300	01-11-23	300,000	297,327
Bank of America Corp.	4.200	08-26-24	445,000	447,994
Bank of America Corp.	4.250	10-22-26	375,000	372,033
Bank of America Corp.	5.000	05-13-21	1,100,000	1,217,400
Bank of America Corp.	6.875	04-25-18	1,150,000	1,330,288
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (P)(Q)	6.250	09-29-24	775,000	774,031
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	700,000	753,375

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Barclays Bank PLC (S)	10.179	06-12-21	765,000	$1,027,144
BPCE SA (S)	4.500	03-15-25	730,000	708,748
BPCE SA (S)	5.700	10-22-23	900,000	966,474
Citigroup, Inc.	3.750	06-16-24	630,000	639,897
Citigroup, Inc.	3.875	10-25-23	300,000	308,706
Citigroup, Inc.	6.125	08-25-36	565,000	664,587
Commerzbank AG (S)	8.125	09-19-23	1,025,000	1,184,798
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (P)(Q)(S)	6.625	09-23-19	765,000	746,334
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	1,275,000	1,316,055
Credit Agricole SA (8.125% to 9-19-18, then 5 year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	400,000	453,000
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	635,000	602,063
HBOS PLC (S)	6.000	11-01-33	885,000	996,342
HBOS PLC (S)	6.750	05-21-18	1,403,000	1,575,691
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (P)(Q)	6.375	09-17-24	255,000	260,100
ICICI Bank, Ltd. (S)	4.700	02-21-18	600,000	633,404
ICICI Bank, Ltd. (S)	5.750	11-16-20	500,000	555,554
ING Bank NV (S)	5.800	09-25-23	895,000	995,689
JPMorgan Chase & Company	4.625	05-10-21	1,085,000	1,188,819
JPMorgan Chase & Company (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)	5.000	07-01-19	925,000	909,969
JPMorgan Chase & Company (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	535,000	506,913
JPMorgan Chase & Company (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,400,000	1,475,040
JPMorgan Chase & Company (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	600,000	650,250
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	550,000	572,000
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	775,000	806,447
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 Year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24	355,000	361,557
Rabobank Nederland NV	3.875	02-08-22	1,735,000	1,835,005
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	2,224,000	2,902,320
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	735,000	776,601
Swedbank AB (S)	2.125	09-29-17	630,000	639,808
The PNC Financial Services Group, Inc. (P)(Q)	4.454	12-15-24	385,000	385,481
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	415,000	394,250

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	970,000	$997,257
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	1,507,000	1,648,507
Capital markets 0.9%
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	450,000	478,260
Fifth Street Finance Corp.	4.875	03-01-19	820,000	849,211
FS Investment Corp.	4.000	07-15-19	780,000	782,994
Jefferies Group LLC	6.875	04-15-21	650,000	761,267
Jefferies Group LLC	8.500	07-15-19	320,000	396,928
Morgan Stanley	4.100	05-22-23	1,400,000	1,412,523
Morgan Stanley	5.500	01-26-20	1,000,000	1,127,311
Morgan Stanley	5.550	04-27-17	385,000	421,567
Morgan Stanley	7.300	05-13-19	1,050,000	1,253,392
Morgan Stanley (5.450% to 7-15-19, then 3 month LIBOR + 3.610%) (Q)	5.450	07-15-19	595,000	597,789
Stifel Financial Corp.	4.250	07-18-24	520,000	527,194
The Bear Stearns Companies LLC	7.250	02-01-18	1,000,000	1,162,494
The Goldman Sachs Group, Inc.	5.250	07-27-21	1,415,000	1,576,995
The Goldman Sachs Group, Inc.	5.750	01-24-22	430,000	495,214
Walter Investment Management Corp. (S)	7.875	12-15-21	680,000	640,900
Consumer finance 0.4%
Ally Financial, Inc.	5.125	09-30-24	1,265,000	1,315,600
Capital One Financial Corp.	4.750	07-15-21	620,000	682,363
Credit Acceptance Corp. (S)	6.125	02-15-21	590,000	610,650
Credito Real SAB de CV (S)	7.500	03-13-19	785,000	828,175
Discover Bank	7.000	04-15-20	1,100,000	1,301,967
Enova International, Inc. (S)	9.750	06-01-21	515,000	522,725
Synchrony Financial	4.250	08-15-24	635,000	645,180
Diversified financial services 0.6%
Ashtead Capital, Inc. (S)	5.625	10-01-24	275,000	286,688
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-25	765,588	805,781
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	491,987	523,966
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-24	290,157	305,217
General Electric Capital Corp.	5.550	05-04-20	2,050,000	2,361,481
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22	800,000	932,000
Leucadia National Corp.	5.500	10-18-23	1,055,000	1,104,663
Nationstar Mortgage LLC	7.875	10-01-20	495,000	486,338

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Nationstar Mortgage LLC	9.625	05-01-19	340,000	$369,750
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	360,000	360,000
Insurance 0.6%
American International Group, Inc.	4.125	02-15-24	430,000	453,023
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68	74,000	100,455
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	385,000	401,363
Assured Guaranty US Holdings, Inc. (L)	5.000	07-01-24	750,000	780,230
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	400,000	431,252
Lincoln National Corp. (6.050% to 4-20-17, then 3 month LIBOR + 2.040%)	6.050	04-20-67	650,000	661,375
MetLife, Inc.	6.400	12-15-66	430,000	483,213
Nippon Life Insurance Company (5.000% to 10-18-22, then 3 month LIBOR + 4.240%) (S)	5.000	10-18-42	400,000	421,000
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (P)(S)	5.100	10-16-44	645,000	672,413
Pacific LifeCorp. (S)	6.000	02-10-20	370,000	421,559
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	160,000	160,000
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,050,000	1,113,000
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	500,000	661,011
USI, Inc. (S)	7.750	01-15-21	490,000	496,125
White Mountains Re Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	500,000	524,986
Real estate investment trusts 0.9%
American Tower Corp.	3.400	02-15-19	400,000	409,136
American Tower Corp.	4.700	03-15-22	550,000	571,636
ARC Properties Operating Partnership LP	4.600	02-06-24	900,000	875,131
Corrections Corp. of America	4.625	05-01-23	480,000	470,400
Crown Castle Towers LLC (S)	6.113	01-15-40	750,000	866,578
Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	1,230,000	1,423,554
Health Care REIT, Inc.	4.125	04-01-19	1,480,000	1,585,937
Highwoods Realty LP	5.850	03-15-17	925,000	1,013,855
Iron Mountain, Inc.	5.750	08-15-24	625,000	637,500
Iron Mountain, Inc.	6.000	08-15-23	430,000	452,575
iStar Financial, Inc.	5.000	07-01-19	180,000	179,100
Omega Healthcare Investors, Inc. (S)	4.500	01-15-25	515,000	505,108
Omega Healthcare Investors, Inc.	4.950	04-01-24	610,000	628,019
Ventas Realty LP	3.750	05-01-24	280,000	278,114
Ventas Realty LP	4.750	06-01-21	810,000	880,621

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts (continued)
Weyerhaeuser Company	7.375	03-15-32	750,000	$978,794
Real estate management and development 0.0%
NANA Development Corp. (S)	9.500	03-15-19	360,000	338,400
Health care 0.5%				6,953,614
Health care equipment and supplies 0.1%
Alere, Inc.	7.250	07-01-18	450,000	479,250
Crimson Merger Sub, Inc. (S)	6.625	05-15-22	425,000	397,375
Health care providers and services 0.2%
Community Health Systems, Inc.	6.875	02-01-22	115,000	123,913
HCA, Inc.	5.250	04-15-25	645,000	668,381
Quest Diagnostics, Inc.	2.700	04-01-19	665,000	672,768
Quest Diagnostics, Inc.	4.250	04-01-24	645,000	656,753
Select Medical Corp.	6.375	06-01-21	425,000	434,563
WellCare Health Plans, Inc.	5.750	11-15-20	275,000	283,195
Pharmaceuticals 0.2%
Endo Finance LLC (S)	7.250	01-15-22	425,000	453,688
Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22	600,000	615,000
Mallinckrodt International Finance SA (S)	5.750	08-01-22	555,000	581,363
Mylan, Inc. (S)	7.875	07-15-20	770,000	828,765
Salix Pharmaceuticals, Ltd. (S)	6.000	01-15-21	340,000	368,050
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	365,000	390,550
Industrials 1.5%				20,109,198
Aerospace and defense 0.2%
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	2,680,000	2,452,200
Airlines 0.5%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	1,059,706	1,125,938
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	528,622	564,304
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	01-15-22	234,572	239,263
British Airways PLC 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	916,851	964,986
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	442,962	468,433
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	02-10-24	1,258,082	1,453,085
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	810,135	878,996
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	765,000	774,563
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	455,000	441,350
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	553,442	618,471
Building products 0.1%
Owens Corning	4.200	12-15-22	690,000	694,354

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies 0.1%
Ahern Rentals, Inc. (S)	9.500	06-15-18	275,000	$293,563
Casella Waste Systems, Inc.	7.750	02-15-19	490,000	499,800
Safway Group Holding LLC (S)	7.000	05-15-18	245,000	252,963
Construction and engineering 0.0%
Tutor Perini Corp.	7.625	11-01-18	575,000	595,125
Industrial conglomerates 0.1%
Odebrecht Finance, Ltd. (S)	7.125	06-26-42	450,000	472,275
Tenedora Nemak SA de CV (S)	5.500	02-28-23	450,000	467,865
Machinery 0.1%
SPL Logistics Escrow LLC (S)	8.875	08-01-20	264,000	285,780
Trinity Industries, Inc.	4.550	10-01-24	640,000	624,252
Marine 0.1%
Global Ship Lease, Inc. (S)	10.000	04-01-19	270,000	274,725
Navios Maritime Acquisition Corp. (S)	8.125	11-15-21	510,000	518,925
Navios South American Logistics, Inc. (S)	7.250	05-01-22	600,000	604,500
Trading companies and distributors 0.3%
Air Lease Corp. (L)	3.375	01-15-19	715,000	723,938
Air Lease Corp.	3.875	04-01-21	375,000	378,750
Air Lease Corp.	4.750	03-01-20	325,000	346,938
Air Lease Corp.	5.625	04-01-17	260,000	280,150
Aircastle, Ltd.	6.250	12-01-19	240,000	255,600
International Lease Finance Corp. (S)	7.125	09-01-18	1,455,000	1,647,788
United Rentals North America, Inc.	5.750	11-15-24	440,000	461,450
Transportation infrastructure 0.0%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	435,000	448,868
Information technology 0.2%				2,182,276
Communications equipment 0.0%
Altice Financing SA (S)	6.500	01-15-22	225,000	231,188
Electronic equipment, instruments and components 0.0%
Zebra Technologies Corp. (S)	7.250	10-15-22	390,000	410,475
Internet software and services 0.1%
Ancestry.com, Inc.	11.000	12-15-20	265,000	300,113
Ancestry.com, Inc., PIK (S)	9.625	10-15-18	300,000	299,250
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc. (S)	5.875	02-15-22	680,000	714,000
Software 0.0%
Blackboard, Inc. (S)	7.750	11-15-19	225,000	227,250
Materials 1.1%				14,741,646
Chemicals 0.3%
Braskem Finance, Ltd. (S)	7.000	05-07-20	2,065,000	2,286,988

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Methanex Corp.	5.250	03-01-22	525,000	$577,270
NOVA Chemicals Corp. (S)	5.000	05-01-25	910,000	938,438
Rain CII Carbon LLC (S)	8.250	01-15-21	170,000	173,400
W.R. Grace & Co-Conn (S)	5.125	10-01-21	225,000	234,423
W.R. Grace & Co-Conn (S)	5.625	10-01-24	225,000	237,094
Construction materials 0.1%
American Gilsonite Company (S)	11.500	09-01-17	600,000	621,000
Cemex SAB de CV (S)	6.500	12-10-19	550,000	589,188
Magnesita Finance, Ltd. (Q)(S)	8.625	04-05-17	500,000	500,000
Containers and packaging 0.1%
Ardagh Finance Holdings SA, PIK (L)(S)	8.625	06-15-19	275,000	281,190
Wise Metals Group LLC (S)	8.750	12-15-18	465,000	502,200
Metals and mining 0.6%
Alcoa, Inc.	5.125	10-01-24	710,000	749,252
Allegheny Technologies, Inc.	9.375	06-01-19	1,095,000	1,325,479
AngloGold Ashanti Holdings PLC	8.500	07-30-20	630,000	677,250
ArcelorMittal	10.350	06-01-19	2,000,000	2,470,000
Commercial Metals Company	7.350	08-15-18	500,000	555,000
Gerdau Trade, Inc. (S)	4.750	04-15-23	325,000	321,653
Glencore Finance Canada, Ltd. (S)	4.250	10-25-22	360,000	363,752
Glencore Funding LLC (S)	4.125	05-30-23	650,000	647,186
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	300,000	298,500
SunCoke Energy, Inc.	7.625	08-01-19	83,000	87,133
Vedanta Resources PLC (S)	7.125	05-31-23	300,000	305,250
Telecommunication services 1.1%				14,981,254
Diversified telecommunication services 0.8%
CenturyLink, Inc.	5.625	04-01-20	150,000	159,000
CenturyLink, Inc.	5.800	03-15-22	505,000	535,300
CenturyLink, Inc.	6.450	06-15-21	400,000	438,000
CenturyLink, Inc.	7.600	09-15-39	665,000	671,650
Columbus International, Inc. (S)	7.375	03-30-21	325,000	344,500
GTP Acquisition Partners I LLC (S)	4.704	05-15-18	725,000	713,670
T-Mobile USA, Inc.	6.125	01-15-22	240,000	248,700
T-Mobile USA, Inc.	6.250	04-01-21	285,000	297,469
Telecom Italia Capital SA	6.999	06-04-18	400,000	447,500
Telecom Italia Capital SA	7.200	07-18-36	1,875,000	2,010,938
Telecom Italia Capital SA	7.721	06-04-38	1,175,000	1,327,750
Telefonica Emisiones SAU	6.421	06-20-16	925,000	1,003,708
Verizon Communications, Inc.	3.450	03-15-21	800,000	817,720
Verizon Communications, Inc. (S)	5.012	08-21-54	430,000	440,625
Verizon Communications, Inc.	6.550	09-15-43	431,000	544,113
Wind Acquisition Finance SA (S)	7.375	04-23-21	600,000	586,500

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Windstream Corp.	7.500	06-01-22	700,000	$743,750
Wireless telecommunication services 0.3%
Comcel Trust (S)	6.875	02-06-24	550,000	588,500
Digicel Group, Ltd. (S)	8.250	09-30-20	885,000	924,825
Millicom International Cellular SA (S)	4.750	05-22-20	665,000	656,688
Millicom International Cellular SA (S)	6.625	10-15-21	450,000	481,500
SBA Tower Trust (S)	3.598	04-15-43	590,000	593,848
SoftBank Corp. (S)	4.500	04-15-20	400,000	405,000
Utilities 0.6%				8,390,405
Electric utilities 0.3%
Beaver Valley II Funding Corp.	9.000	06-01-17	66,000	69,962
DPL, Inc.	7.250	10-15-21	650,000	690,625
Dynegy Finance I, Inc. (S)	6.750	11-01-19	175,000	181,125
Dynegy Finance I, Inc. (S)	7.625	11-01-24	250,000	265,000
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	900,000	933,750
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	620,000	658,812
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	500,000	561,000
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%)	6.650	06-15-67	280,000	284,200
NRG Yield Operating LLC (S)	5.375	08-15-24	485,000	504,400
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	450,000	495,375
Independent power and renewable electricity producers 0.1%
NRG Energy, Inc.	6.625	03-15-23	230,000	242,650
NRG Energy, Inc.	7.625	01-15-18	500,000	561,250
Multi-utilities 0.2%
CMS Energy Corp.	5.050	03-15-22	810,000	907,256
Integrys Energy Group, Inc. (6.110% to 12-1-16, then 3 month LIBOR + 2.120%)	6.110	12-01-66	2,000,000	2,035,000
Capital preferred securities 0.3%				$3,676,079
(Cost $3,677,543)
Financials 0.3%				3,676,079
Banks 0.1%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	11-28-14	1,094,000	858,790
Sovereign Capital Trust VI	7.908	06-13-36	180,000	191,299
Capital markets 0.1%
Goldman Sachs Capital II (P)(Q)	4.000	12-15-14	1,195,000	898,640
Insurance 0.1%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	160,000	204,400

SEE NOTES TO FINANCIAL STATEMENTS27

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	1,430,000	$1,522,950
Term loans (M) 0.1%				$1,875,432
(Cost $1,949,012)
Consumer discretionary 0.0%				499,532
Hotels, restaurants and leisure 0.0%
Marina District Finance Company, Inc. (T)	TBD	08-15-18	500,000	499,532
Energy 0.1%				976,150
Energy equipment and services 0.1%
Paragon Offshore Finance Company	3.750	07-18-21	740,000	686,350
Oil, gas and consumable fuels 0.0%
Templar Energy LLC	8.500	11-25-20	320,000	289,800
Utilities 0.0%				399,750
Electric utilities 0.0%
ExGen Texas Power LLC	5.750	09-16-21	400,000	399,750
Collateralized mortgage obligations 4.8%				$64,893,684
(Cost $67,370,116)
Commercial and residential 4.2%				56,261,717
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.732	08-25-35	260,633	245,902
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	1.725	12-25-46	12,544,536	1,029,382
American Home Mortgage Investment Trust Series 2005-1, Class 1A1 (P)	0.374	06-25-45	1,182,374	1,098,711
Banc of America Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	2.800	09-15-26	560,000	562,242
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)	2.600	03-25-35	546,902	552,257
Series 2005-5, Class A2 (P)	4.550	08-25-35	714,590	717,502
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1	0.890	01-25-35	1,581,271	1,537,253
Series 2005-5, Class 1A4 (P)	0.715	07-25-35	838,198	751,323
Series 2005-7, Class 11A1 (P)	0.478	08-25-35	951,393	883,502
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.250	10-25-34	443,978	455,729
BHMS Mortgage Trust (P)(S) Series 2014-ATLS, Class DFL	3.152	07-05-33	1,000,000	999,993
BLCP Hotel Trust (P)(S) Series 2014-CLRN, Class D	2.653	08-15-29	1,150,000	1,150,306
BWAY Mortgage Trust (P)(S) Series 2013-1515, Class F	3.927	03-10-33	1,140,000	1,035,224
Commercial Mortgage Pass Through Certificates

28SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2006-GG7, Class AM (P)	5.877	07-10-38	635,000	$676,319
Series 2012-CR2, Class XA IO	2.114	08-15-45	4,332,618	441,039
Series 2012-LC4, Class C (P)	5.649	12-10-44	895,000	999,135
Series 2013-300P, Class D (P) (S)	4.539	08-10-30	1,000,000	1,016,216
Series 2013-CR11, Class B (P)	5.332	10-10-46	1,325,000	1,472,511
Series 2013-CR13, Class C (P)	4.757	12-10-23	575,000	603,234
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	755,000	825,210
Series 2014-CR15, Class XA IO	1.367	02-10-47	8,791,273	637,209
Series 2014-CR16, Class C (P)	4.906	04-10-47	815,000	861,252
Series 2014-FL4, Class D	2.405	07-13-31	1,040,000	1,039,877
Series 2014-PAT, Class D	2.302	08-13-16	1,035,000	1,024,637
Series 2014-TWC, Class D (P) (S)	2.410	02-13-32	740,000	737,623
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.500	04-15-27	625,000	623,987
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.733	06-25-34	794,000	733,423
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.335	12-05-31	800,000	800,615
GMAC Mortgage Loan Trust Series 2004-AR2, Class 3A (P)	3.016	08-19-34	600,730	584,553
HarborView Mortgage Loan Trust Series 2005-9, Class 2A1C (P)	0.653	06-20-35	1,239,060	1,140,490
HILT Mortgage Trust (P)(S) Series 2014-ORL, Class D	2.300	07-15-29	1,015,000	1,012,425
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.919	11-05-30	697,600	697,608
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	584,000	599,321
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.213	07-25-35	11,095,920	778,590
Series 2005-AR8, Class AX2 IO	2.207	04-25-35	19,444,985	1,521,105
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.836	04-15-47	945,000	978,714
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD12, Class AM (P)	6.196	02-15-51	1,080,000	1,187,549
Series 2007-LDPX, Class AM (P)	5.464	01-15-49	1,225,000	1,286,475
Series 2012-HSBC, Class XA IO (S)	1.582	07-05-32	4,740,000	453,433
Series 2013-JWRZ, Class D (P) (S)	3.189	04-15-30	540,000	540,345
Series 2014-FBLU, Class D (P) (S)	2.765	12-15-28	1,220,000	1,217,726
Series 2014-FBLU, Class E (P) (S)	3.665	12-15-28	845,000	843,953
Series 2014-FL5, Class C (P)	2.253	07-15-31	1,350,000	1,350,478
Series 2014-INN, Class F (P) (S)	4.152	06-15-29	765,000	759,275
Series 2014-PHH, Class C	2.252	08-15-27	1,035,000	1,039,783
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.270	11-25-34	825,000	798,820
Merrill Lynch Mortgage Investors Trust Series 2004-1, Class 2A1 (P)	2.266	12-25-34	642,674	626,451

SEE NOTES TO FINANCIAL STATEMENTS29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.189	02-15-46	810,000	$821,528
Series 2014-C18, Class 300D	5.279	08-15-31	510,000	532,567
Morgan Stanley Capital I Trust (P)(S) Series 2014-150E, Class D	4.295	09-09-24	1,350,000	1,378,770
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.977	08-25-34	925,083	913,374
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.532	05-25-35	548,924	509,120
Motel 6 Trust Series 2012-MTL6, Class D (S)	3.781	10-05-25	1,350,000	1,351,229
Opteum Mortgage Acceptance Corp. Series 2005-3, Class APT (P)	0.445	07-25-35	734,352	715,804
Springleaf Mortgage Loan Trust Series 2012-3A, Class M1 (P) (S)	2.660	12-25-59	335,000	334,969
TMSQ Mortgage Trust (P)(S) Series 2011-1500, Class D	3.962	10-04-36	475,000	461,190
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.963	05-10-63	3,464,853	282,593
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	1,044,000	1,054,026
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AM (P)	5.591	04-15-47	365,000	392,439
WaMu Mortgage Pass Through Certificates
Series 2005-AR19, Class A1A2 (P)	0.494	12-25-45	643,528	606,030
Series 2005-AR2, Class 2A1B (P)	0.570	01-25-45	290,922	267,373
Series 2005-AR2, Class 2A3 (P)	0.552	01-25-45	1,201,105	1,104,849
Series 2005-AR8, Class 2AB2 (P)	0.620	07-25-45	732,130	675,450
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,970,000	1,926,682
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	900,000	813,162
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.427	11-15-45	6,315,672	724,193
Series 2013-C16, Class B (P)	4.986	09-15-46	425,000	467,662
U.S. Government Agency 0.6%				8,631,967
Federal Home Loan Mortgage Corp.
Series 290, Class IO	3.500	11-15-32	5,186,912	962,294
Series 3794, Class PI IO	4.500	02-15-38	2,797,972	294,733
Series K017, Class X1 IO	1.439	12-25-21	5,834,257	469,757
Series K022, Class X1 IO	1.300	07-25-22	16,044,979	1,263,847
Series K709, Class X1 IO	1.676	03-25-19	3,153,980	181,858
Series K710, Class X1 IO	1.914	05-25-19	3,444,855	235,304
Series K711, Class X1 IO	1.711	07-25-19	8,411,970	560,994
Federal National Mortgage Association
Series 2009-50, Class GI IO	5.000	05-25-39	2,595,985	404,832
Series 2012-118, Class IB IO	3.500	11-25-42	1,824,083	396,008

30SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2012-137, Class WI IO	3.500	12-25-32	2,095,438	$422,448
Series 402, Class 4 IO	4.000	10-25-39	3,272,207	673,784
Series 407, Class 15 IO	5.000	01-25-40	3,055,512	645,920
Series 407, Class 21 IO	5.000	01-25-39	1,502,720	206,950
Series 407, Class 7 IO	5.000	03-25-41	2,846,612	635,767
Series 407, Class 8 IO	5.000	03-25-41	1,428,870	309,191
Government National Mortgage Association
Series 2012-114, Class IO	1.030	01-16-53	3,461,362	295,773
Series 2013-42, Class IA IO	3.500	03-20-43	1,652,157	219,680
Series 2013-42, Class YI IO	3.500	03-20-43	2,782,626	452,827
Asset backed securities 3.7%				$49,746,579
(Cost $49,116,913)
Asset Backed Securities 3.7%				49,746,579
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	0.650	05-25-35	440,000	419,737
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.695	10-25-35	1,060,000	946,357
Ally Auto Receivables Trust Series 2014-2, Class A4	1.890	01-15-20	1,155,000	1,164,312
Ally Master Owner Trust Series 2012-4, Class A	1.720	07-15-19	505,000	509,153
American Express Credit Account Master Trust Series 2014-1, Class A4	0.260	04-15-20	1,155,000	1,160,290
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.681	05-25-35	865,000	814,410
Applebee's/IHOP Funding LLC (S) Series 2014-1, Class A2	4.277	09-05-44	1,330,000	1,325,888
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.288	01-25-34	270,510	260,642
Series 2004-W6, Class M1 (P)	0.760	05-25-34	256,070	248,728
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.395	07-25-36	1,391,869	1,299,903
Capital One Multi-Asset Execution Trust Series 2014-A5, Class A	1.480	07-15-20	4,040,000	4,056,140
CarMax Auto Owner Trust Series 2014-3, Class A3	1.330	06-17-19	1,130,000	1,130,810
Chase Issuance Trust Series 2014-A6, Class A	1.260	07-15-19	1,017,000	1,018,797
Chrysler Capital Auto Receivables Trust (S) Series 2014-BA, Class A4	0.018	12-16-19	295,000	296,843
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	665,000	746,387
Series 2014-A8, Class A8	1.730	04-09-20	1,450,000	1,455,527
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6 (P)	6.265	06-25-37	805,634	831,946

SEE NOTES TO FINANCIAL STATEMENTS31

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,392,938	$1,418,622
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B (P)	5.110	02-25-35	718,064	732,802
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.624	05-25-36	990,000	954,672
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.574	07-25-35	370,000	355,285
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	1,560,000	1,559,651
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.677	11-25-35	805,000	784,229
Ford Credit Auto Owner Trust Series 2014-1, Class B (S)	2.410	11-15-25	2,090,000	2,103,855
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	765,000	764,116
Series 2014-4, Class A1	1.400	08-15-19	1,820,000	1,821,052
Fremont Home Loan Trust Series 2005-1, Class M3 (P)	0.969	06-25-35	289,114	289,815
GE Equipment Midticket LLC Series 2014-1, Class A4	1.590	08-22-23	390,000	391,668
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.454	10-25-35	1,014,456	946,867
GSAA Trust Series 2005-10, Class M3 (P)	0.760	06-25-35	740,000	703,781
Home Equity Asset Trust
Series 2005-1, Class M4 (P)	1.175	05-25-35	1,345,000	1,293,071
Series 2005-6, Class M1 (P)	0.716	12-25-35	377,488	376,481
Honda Auto Receivables Owner Trust Series 2014-3, Class A4	1.310	10-15-20	880,000	878,230
John Deere Owner Trust Series 2014-B, Class A4	1.500	06-15-21	920,000	922,000
Merrill Lynch Mortgage Investors, Inc. Series 2005-WMC1, Class M1 (P)	0.902	09-25-35	417,233	392,043
MVW Owner Trust (S) Series 2014-1A, Class A	2.250	09-20-31	255,000	256,461
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.827	03-25-35	1,510,000	1,425,451
Series 2005-2, Class M2	0.605	06-25-35	1,080,000	995,214
Porsche Innovative Lease Owner Trust (S) Series 2014-1, Class A4	1.260	09-21-20	680,000	680,595
RAMP Trust Series 2005-RS3, Class M1 (P)	0.656	03-25-35	450,000	425,201
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	864,212	863,347
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	622,960	662,055

32SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.594	11-25-35	650,000	$607,329
Specialty Underwriting & Residential Finance Trust Series 2006-BC 1, Class A2D (P)	0.454	12-25-36	1,100,000	1,058,910
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.655	02-25-35	1,512,352	1,456,142
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	438,667	441,606
Toyota Auto Receivables Owner Trust Series 2014-C, Class A4	1.440	04-15-20	553,000	554,630
Volkswagen Credit Auto Master Trust (S) Series 2014-1A, Class A2	1.400	07-22-19	625,000	625,843
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	1,472,152	1,493,775
Series 2012-3A, Class B (S)	4.500	03-20-25	727,724	739,777
Series 2013-1A, Class B (S)	3.750	08-20-25	210,474	212,247
Series 2014-1A, Class A	2.150	12-20-26	1,219,078	1,212,983
Series 2014-1A, Class B	3.250	12-20-26	815,881	814,607
Series 2014-AA, Class A (S)	6.250	10-20-26	591,347	590,423
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	255,000	255,873
		Yield (%)	Shares	Value
Securities lending collateral 1.5%				$20,437,251
(Cost $20,436,925)
John Hancock Collateral Investment Trust (W)		0.1171(Y)	2,042,398	20,437,251
			Par value	Value
Short-term investments 1.3%				$17,107,000
(Cost $17,107,000)
Repurchase agreement 1.3%				17,107,000
Barclays Tri-Party Repurchase Agreement dated 10-31-14 at 0.070% to be repurchased at $14,265,083 on 11-3-14, collateralized by $14,004,700 Treasury Inflation Index Notes, 0.625% due 1-15-24 (valued at $14,550,415, including interest)			14,265,000	14,265,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $2,842,000 on 11-3-14, collateralized by $2,955,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $2,899,742, including interest)			2,842,000	2,842,000
Total investments (Cost $1,094,305,147)† 101.2%				$1,367,378,664
Other assets and liabilities, net (1.2%)				($16,380,115)
Total net assets 100.0%				$1,350,998,549

SEE NOTES TO FINANCIAL STATEMENTS33

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.
^	All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real

ADR	American Depositary Receipts
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). The coupon rate shown represents the rate at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
TBD	To Be Determined
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-14.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-14.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $1,102,298,331. Net unrealized appreciation aggregated $265,080,333 of which $277,305,517 related to appreciated investment securities and $12,225,184 related to depreciated investment securities.

34SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments in unaffiliated issuers, at value (Cost $1,073,868,222) including $19,934,362 of securities loaned	$1,346,941,413
Investments in affiliated issuers, at value (Cost $20,436,925)	20,437,251
Total investments, at value (Cost $1,094,305,147)	1,367,378,664
Cash	315
Foreign currency, at value (Cost $403,834)	402,956
Receivable for investments sold	3,254,852
Receivable for fund shares sold	3,948,474
Dividends and interest receivable	6,156,178
Receivable for securities lending income	8,241
Other receivables and prepaid expenses	104,758
Total assets	1,381,254,438
Liabilities
Payable for investments purchased	7,616,943
Payable for fund shares repurchased	1,298,911
Payable upon return of securities loaned	20,439,404
Payable to affiliates
Accounting and legal services fees	15,513
Transfer agent fees	285,638
Distribution and service fees	422,156
Other liabilities and accrued expenses	177,324
Total liabilities	30,255,889
Net assets	$1,350,998,549
Net assets consist of
Paid-in capital	$1,043,423,214
Undistributed net investment income	2,570,092
Accumulated net realized gain (loss) on investments and foreign currency transactions	31,933,257
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	273,071,986
Net assets	$1,350,998,549

SEE NOTES TO FINANCIAL STATEMENTS35

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($675,344,900 ÷ 34,918,035 shares)[1]	$19.34
Class B ($79,821,388 ÷ 4,135,829 shares)[1]	$19.30
Class C ($422,083,788 ÷ 21,855,512 shares)[1]	$19.31
Class I ($130,780,687 ÷ 6,765,457 shares)	$19.33
Class R1 ($4,075,422 ÷ 210,010 shares)	$19.41
Class R2 ($582,296 ÷ 30,120 shares)	$19.33
Class R3 ($20,174,132 ÷ 1,041,067 shares)	$19.38
Class R4 ($14,334,003 ÷ 738,385 shares)	$19.41
Class R5 ($2,643,194 ÷ 136,318 shares)	$19.39
Class R6 ($1,158,739 ÷ 59,890 shares)	$19.35
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.36

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

36SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$22,253,521
Interest	17,095,830
Securities lending	82,489
Less foreign taxes withheld	(215,275)
Total investment income	39,216,565
Expenses
Investment management fees	7,436,430
Distribution and service fees	6,731,087
Accounting and legal services fees	219,793
Transfer agent fees	1,597,340
Trustees' fees	21,155
State registration fees	169,948
Printing and postage	92,906
Professional fees	78,426
Custodian fees	157,604
Registration and filing fees	43,806
Other	32,176
Total expenses	16,580,671
Less expense reductions	(88,626)
Net expenses	16,492,045
Net investment income	22,724,520
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	42,730,315
Investments in affiliated issuers	(924)
42,729,391
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	53,896,376
Investments in affiliated issuers	(1,137)
53,895,239
Net realized and unrealized gain	96,624,630
Increase in net assets from operations	$119,349,150

SEE NOTES TO FINANCIAL STATEMENTS37

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$22,724,520	$19,190,339
Net realized gain	42,729,391	54,308,016
Change in net unrealized appreciation (depreciation)	53,895,239	89,684,648
Increase in net assets resulting from operations	119,349,150	163,183,003
Distributions to shareholders
From net investment income
Class A	(14,140,927)	(12,812,146)
Class B	(1,246,289)	(1,325,774)
Class C	(5,849,218)	(5,178,764)
Class I	(2,723,825)	(2,153,530)
Class R1	(72,443)	(59,039)
Class R2	(16,731)	(3,706)
Class R3	(393,636)	(391,699)
Class R4	(128,519)	(66,145)
Class R5	(52,840)	(138,050)
Class R6	(17,954)	(3,674)
From net realized gain
Class A	(22,757,729)	(9,255,914)
Class B	(3,112,351)	(1,377,709)
Class C	(13,337,895)	(5,281,761)
Class I	(3,465,776)	(1,312,990)
Class R1	(122,459)	(49,322)
Class R2	(10,298)	(1,873)
Class R3	(716,279)	(315,934)
Class R4	(109,271)	(43,311)
Class R5	(57,097)	(96,009)
Class R6	(6,580)	(2,104)
Total distributions	(68,338,117)	(39,869,454)
From fund share transactions	162,187,580	32,246,429
Total increase	213,198,613	155,559,978
Net assets
Beginning of year	1,137,799,936	982,239,958
End of year	$1,350,998,549	$1,137,799,936
Undistributed net investment income	$2,570,092	$2,660,339

38SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.62	$16.57	$14.90	$14.93	$13.54
Net investment income[1]	0.39	0.36	0.25	0.20	0.18
Net realized and unrealized gain on investments	1.46	2.40	1.65	0.01	1.38
Total from investment operations	1.85	2.76	1.90	0.21	1.56
Less distributions
From net investment income	(0.42)	(0.41)	(0.23)	(0.24)	(0.17)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.13)	(0.71)	(0.23)	(0.24)	(0.17)
Net asset value, end of period	$19.34	$18.62	$16.57	$14.90	$14.93
Total return (%)[2,3]	10.43	17.23	12.84	1.40	11.61
Ratios and supplemental data
Net assets, end of period (in millions)	$675	$597	$512	$524	$668
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.14	1.18	1.16	1.18
Expenses including reductions and credits	1.09	1.14	1.18	1.16	1.17
Net investment income	2.07	2.08	1.56	1.33	1.12
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS39

Class B Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.58	$16.54	$14.88	$14.91	$13.52
Net investment income[1]	0.26	0.24	0.13	0.10	0.08
Net realized and unrealized gain on investments	1.46	2.39	1.65	0.01	1.38
Total from investment operations	1.72	2.63	1.78	0.11	1.46
Less distributions
From net investment income	(0.29)	(0.29)	(0.12)	(0.14)	(0.07)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.00)	(0.59)	(0.12)	(0.14)	(0.07)
Net asset value, end of period	$19.30	$18.58	$16.54	$14.88	$14.91
Total return (%)[2,3]	9.68	16.38	12.03	0.73	10.86
Ratios and supplemental data
Net assets, end of period (in millions)	$80	$82	$76	$72	$76
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.84	1.88	1.86	1.88
Expenses including reductions and credits	1.79	1.84	1.88	1.86	1.87
Net investment income	1.38	1.38	0.85	0.63	0.42
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

40SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.59	$16.55	$14.88	$14.92	$13.53
Net investment income[1]	0.26	0.24	0.13	0.10	0.08
Net realized and unrealized gain on investments	1.46	2.39	1.66	—	1.38
Total from investment operations	1.72	2.63	1.79	0.10	1.46
Less distributions
From net investment income	(0.29)	(0.29)	(0.12)	(0.14)	(0.07)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.00)	(0.59)	(0.12)	(0.14)	(0.07)
Net asset value, end of period	$19.31	$18.59	$16.55	$14.88	$14.92
Total return (%)[2,3]	9.67	16.37	12.09	0.66	10.85
Ratios and supplemental data
Net assets, end of period (in millions)	$422	$344	$292	$301	$350
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.84	1.88	1.86	1.88
Expenses including reductions and credits	1.79	1.84	1.88	1.86	1.87
Net investment income	1.37	1.38	0.86	0.63	0.42
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS41

Class I Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.61	$16.57	$14.91	$14.94	$13.54
Net investment income[1]	0.45	0.42	0.31	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.47	2.40	1.64	0.01	1.39
Total from investment operations	1.92	2.82	1.95	0.28	1.63
Less distributions
From net investment income	(0.49)	(0.48)	(0.29)	(0.31)	(0.23)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.20)	(0.78)	(0.29)	(0.31)	(0.23)
Net asset value, end of period	$19.33	$18.61	$16.57	$14.91	$14.94
Total return (%)[2]	10.80	17.62	13.24	1.84	12.14
Ratios and supplemental data
Net assets, end of period (in millions)	$131	$89	$73	$69	$99
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.78	0.79	0.75	0.74
Expenses including reductions and credits	0.78	0.78	0.79	0.75	0.74
Net investment income	2.38	2.44	1.95	1.76	1.55
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

42SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.68	$16.63	$14.96	$14.99	$13.57
Net investment income[1]	0.33	0.31	0.20	0.16	0.13
Net realized and unrealized gain on investments	1.47	2.40	1.66	0.01	1.40
Total from investment operations	1.80	2.71	1.86	0.17	1.53
Less distributions
From net investment income	(0.36)	(0.36)	(0.19)	(0.20)	(0.11)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.07)	(0.66)	(0.19)	(0.20)	(0.11)
Net asset value, end of period	$19.41	$18.68	$16.63	$14.96	$14.99
Total return (%)[2]	10.10	16.84	12.50	1.14	11.32
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$3	$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	1.45	1.48	1.45	1.45
Expenses including reductions and credits	1.43	1.45	1.48	1.45	1.45
Net investment income	1.73	1.76	1.25	1.05	0.81
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS43

Class R2 Shares Period ended	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$18.62	$16.58	$16.10
Net investment income[2]	0.42	0.38	0.18
Net realized and unrealized gain on investments	1.45	2.41	0.48
Total from investment operations	1.87	2.79	0.66
Less distributions
From net investment income	(0.45)	(0.45)	(0.18)
From net realized gain	(0.71)	(0.30)	—
Total distributions	(1.16)	(0.75)	(0.18)
Net asset value, end of period	$19.33	$18.62	$16.58
Total return (%)[3]	10.51	17.39	4.14	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	0.98	0.96	[6]
Expenses including reductions	1.01	0.98	0.96	[6]
Net investment income	2.23	2.17	1.68	[6]
Portfolio turnover (%)	39	53	65	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

44SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.66	$16.61	$14.93	$14.98	$13.57
Net investment income[1]	0.35	0.33	0.22	0.17	0.16
Net realized and unrealized gain on investments	1.46	2.40	1.66	0.01	1.38
Total from investment operations	1.81	2.73	1.88	0.18	1.54
Less distributions
From net investment income	(0.38)	(0.38)	(0.20)	(0.23)	(0.13)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.09)	(0.68)	(0.20)	(0.23)	(0.13)
Net asset value, end of period	$19.38	$18.66	$16.61	$14.93	$14.98
Total return (%)[2]	10.17	16.97	12.69	1.17	11.41
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$19	$18	$16	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.35	1.36	1.36	1.25
Expenses including reductions and credits	1.33	1.35	1.36	1.36	1.25
Net investment income	1.84	1.87	1.37	1.13	1.03
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS45

Class R4 Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.69	$16.63	$14.95	$14.98	$13.57
Net investment income[1]	0.41	0.40	0.27	0.22	0.19
Net realized and unrealized gain on investments	1.48	2.41	1.66	0.01	1.39
Total from investment operations	1.89	2.81	1.93	0.23	1.58
Less distributions
From net investment income	(0.46)	(0.45)	(0.25)	(0.26)	(0.17)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.17)	(0.75)	(0.25)	(0.26)	(0.17)
Net asset value, end of period	$19.41	$18.69	$16.63	$14.95	$14.98
Total return (%)[2]	10.59	17.47	13.01	1.49	11.71
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$3	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.05	1.06	1.08	1.11
Expenses net of fee waivers and credits	0.93	0.95	1.01	1.08	1.11
Net investment income	2.20	2.26	1.73	1.41	1.18
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

46SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$18.67	$16.61	$14.94	$14.97	$13.56
Net investment income[1]	0.45	0.44	0.31	0.26	0.23
Net realized and unrealized gain on investments	1.47	2.40	1.65	0.01	1.40
Total from investment operations	1.92	2.84	1.96	0.27	1.63
Less distributions
From net investment income	(0.49)	(0.48)	(0.29)	(0.30)	(0.22)
From net realized gain	(0.71)	(0.30)	—	—	—
Total distributions	(1.20)	(0.78)	(0.29)	(0.30)	(0.22)
Net asset value, end of period	$19.39	$18.67	$16.61	$14.94	$14.97
Total return (%)[2]	10.82	17.73	13.27	1.80	12.09
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$6	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.73	0.74	0.76	0.78	0.78
Expenses including reductions and credits	0.72	0.74	0.76	0.78	0.78
Net investment income	2.41	2.51	1.96	1.71	1.44
Portfolio turnover (%)	39	53	65	67	67

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS47

Class R6 Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$18.63	$16.58	$14.91	$14.73
Net investment income[2]	0.47	0.44	0.32	0.04
Net realized and unrealized gain on investments	1.47	2.40	1.65	0.18
Total from investment operations	1.94	2.84	1.97	0.22
Less distributions
From net investment income	(0.51)	(0.49)	(0.30)	(0.04)
From net realized gain	(0.71)	(0.30)	—	—
Total distributions	(1.22)	(0.79)	(0.30)	(0.04)
Net asset value, end of period	$19.35	$18.63	$16.58	$14.91
Total return (%)[3]	10.91	17.76	13.35	1.48	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.70	0.71	0.73	[6]
Expenses including reductions	0.66	0.70	0.71	0.73	[6]
Net investment income	2.50	2.50	2.02	1.57	[6]
Portfolio turnover (%)	39	53	65	67	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

48SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Balanced Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek current income, long-term growth of capital and income and preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

49

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$54,275,278	$54,275,278	—	—
Consumer staples	77,407,497	77,407,497	—	—
Energy	90,273,057	90,271,946	—	$1,111
Financials	206,756,313	206,756,313	—	—
Health care	127,983,517	127,983,517	—	—
Industrials	87,800,104	87,800,104	—	—
Information technology	132,762,206	132,762,206	—	—
Materials	25,962,002	25,962,002	—	—
Telecommunication services	34,322,411	34,322,411	—	—
Utilities	21,370,647	21,370,647	—	—
Preferred securities
Financials	4,567,136	3,733,888	$833,248	—
Industrials	8,209,215	8,209,215	—	—
Utilities	979,687	979,687	—	—
U.S. Government and Agency obligations	132,831,034	—	132,831,034	—
Foreign government obligations	494,919	—	494,919	—
Corporate bonds	203,647,616	—	203,647,616	—
Capital preferred securities	3,676,079	—	3,676,079	—
Term loans	1,875,432	—	1,875,432	—
Collateralized mortgage obligations	64,893,684	—	64,893,684	—
Asset backed securities	49,746,579	—	49,746,579	—
Securities lending collateral	20,437,251	20,437,251	—	—
Short-term investments	17,107,000	—	17,107,000	—
Total Investments in Securities	$1,367,378,664	$892,271,962	$475,105,591	$1,111

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out

50

all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

51

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $813. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary income	$36,723,806	$22,132,527
Long-term capital gains	31,614,311	17,736,927
Total	$68,338,117	$39,869,454

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $6,956,337 of undistributed ordinary income and $35,544,506 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

52

period. Book-tax differences are primarily attributable to wash sale loss deferrals, treating a portion of the proceeds from redemptions as distributions for tax purposes and amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.600% of the first $2 billion of the fund's average daily net assets and (b) 0.550% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective February 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. This wavier was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

53

For the year ended October 31, 2014 these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$42,531	Class R3	$1,308
Class B	5,372	Class R4	397
Class C	25,633	Class R5	134
Class I	7,098	Class R6	196
Class R1	256	Total	$82,975
Class R2	50

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.59% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of 12b-1 fees for Class R4 shares to limit the 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least February 28, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $5,651 for Class R4 shares for the period ended October 31, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,010,040 for the year ended October 31, 2014. Of this amount, $494,023 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,469,183 was paid as sales commissions to broker-dealers and $46,834 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

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connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $7,585, $80,279 and $23,341 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,911,508	$846,310
Class B	807,870	107,348
Class C	3,832,488	509,076
Class I	—	128,301
Class R1	28,543	737
Class R2	2,510	145
Class R3	127,524	3,803
Class R4	19,780	1,088
Class R5	864	383
Class R6	—	149
Total	$6,731,087	$1,597,340

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,529,606	$160,228,895	6,700,531	$117,223,829
Distributions reinvested	1,956,856	35,580,460	1,270,596	21,231,329
Repurchased	(7,610,269)	(143,354,816)	(6,852,939)	(118,719,231)
Net increase	2,876,193	$52,454,539	1,118,188	$19,735,927
Class B shares
Sold	283,075	$5,300,714	476,655	$8,244,580
Distributions reinvested	212,071	3,834,168	141,146	2,340,540
Repurchased	(775,906)	(14,479,382)	(793,153)	(13,803,688)
Net decrease	(280,760)	$(5,344,500)	(175,352)	$(3,218,568)

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		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class C shares
Sold	5,095,064	$95,326,715	3,086,564	$54,069,757
Distributions reinvested	878,560	15,912,650	521,633	8,659,798
Repurchased	(2,595,095)	(48,577,744)	(2,801,511)	(48,487,040)
Net increase	3,378,529	$62,661,621	806,686	$14,242,515
Class I shares
Sold	3,132,005	$59,269,663	1,537,479	$26,804,193
Distributions reinvested	270,497	4,931,931	165,423	2,770,870
Repurchased	(1,411,807)	(26,594,037)	(1,331,766)	(22,987,734)
Net increase	1,990,695	$37,607,557	371,136	$6,587,329
Class R1 shares
Sold	77,000	$1,446,451	56,550	$990,308
Distributions reinvested	8,550	155,984	5,534	92,483
Repurchased	(40,661)	(770,813)	(58,129)	(1,014,607)
Net increase	44,889	$831,622	3,955	$68,184
Class R2 shares
Sold	93,758	$1,707,447	9,374	$168,487
Distributions reinvested	644	12,010	16	274
Repurchased	(79,026)	(1,478,659)	(857)	(15,289)
Net increase	15,376	$240,798	8,533	$153,472
Class R3 shares
Sold	104,330	$1,963,007	124,371	$2,162,168
Distributions reinvested	60,994	1,109,915	41,657	696,470
Repurchased	(132,146)	(2,489,549)	(217,097)	(3,744,353)
Net increase (decrease)	33,178	$583,373	(51,069)	($885,715)
Class R4 shares
Sold	672,046	$12,808,927	121,877	$2,200,734
Distributions reinvested	12,889	237,790	6,517	109,456
Repurchased	(98,512)	(1,862,783)	(118,145)	(2,133,635)
Net increase	586,423	$11,183,934	10,249	$176,555
Class R5 shares
Sold	67,718	$1,272,841	106,280	$1,847,543
Distributions reinvested	5,997	109,937	14,044	234,060
Repurchased	(19,247)	(353,739)	(381,043)	(6,734,068)
Net increase (decrease)	54,468	$1,029,039	(260,719)	($4,652,465)
Class R6 Shares
Sold	74,439	$1,397,673	4,260	$75,337
Distributions reinvested	866	16,276	23	395
Repurchased	(24,630)	(474,352)	(2,023)	(36,537)
Net increase	50,675	$939,597	2,260	39,195
Total net increase	8,749,666	$162,187,580	1,833,867	$32,246,429

Affiliates of the fund owned 20% and 11% of shares of beneficial interest of Class R2 and Class R6, respectively, on October 31, 2014.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $593,781,234 and $474,428,999, respectively, for the year ended October 31, 2014.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of
John Hancock Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Balanced Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $33,231,160 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Balanced Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one- and five-year periods ended December 31, 2013 and underperformed its benchmark index for the three-year period ended December 31, 2013. The Board noted that

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the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

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(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and

63

responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisor fees for the fund are higher than the peer group median.

The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has generally outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

67

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

68

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

69

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

70

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

71

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Balanced Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205608	36A 10/14 12/14

John Hancock

Large Cap Equity Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Large Cap Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
38	Auditor's report
39	Tax information
40	Continuation of investment advisory and subadvisory agreements
46	Trustees and Officers
50	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks turned in another strong year

Stocks continued to rally, benefiting from improving economic growth, favorable corporate earnings, and continued low interest rates.

Energy and healthcare hampered relative performance

The fund trailed its benchmark largely because of disappointing stock picks in energy and an underweight in the top-performing healthcare sector.

Information technology overweight gave boost to fund

Having an overweight and about 25% of assets on average in information technology aided performance, as the sector produced the second strongest returns in the S&P 500 Index.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

Large company stocks could fall out of favor, and value stocks may decline in price. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The use of hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management and Walter T. McCormick, CFA, John Hancock Asset Management

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

Walter T. McCormick, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment over the year ended October 31, 2014?

In absolute terms, it was a very positive year for equities. However, it was also a volatile and somewhat challenging period for bottom-up stock pickers like us. Improving domestic economic growth and continued low interest rates generally helped many companies report earnings that met or exceeded expectations. At the same time, severe winter weather in the United States, concern over the timing of when the U.S. Federal Reserve would raise short-term interest rates, financial turmoil in emerging markets, and disappointing global economic growth, particularly in Europe and China, periodically unsettled investors and caused volatility. Mounting concern over the conflicts in the Middle East and Ukraine also caused temporary pullbacks. Stock pickers found it more difficult to identify sustainable trends because macroeconomic factors were so volatile and market leadership—the sectors or types of companies that investors were favoring—kept rotating.

What impact did this backdrop have on the fund's underperformance?

It was a big factor. We try to invest the fund in financially sound, reasonably valued large-cap companies with the potential to generate substantial cash flow over sustained periods. However, with interest rates staying at historic lows, many investors favored dividend-paying stocks, which were already expensive and did not meet our valuation criteria. A good example is healthcare, where many stocks appeared to us to be fully valued. Larger, more mature pharmaceutical companies tended to offer premium yields, but not a lot of earnings growth, while most biotechnology companies were not yet producing the cash flow we were looking for. Sticking with our discipline led to a sizable underweight in healthcare, which proved costly because this was the top-performing sector in the fund's benchmark, the S&P 500 Index, this past year.

4

"The fund benefited from having an overweight in information technology, which generated a strong gain in the index."

Where else did the fund lose ground versus the benchmark index?

There were two other key culprits. One was energy, which was the weakest-performing sector in the index. Energy stocks made only modest headway during the 12-month reporting period, as growing global supply, stalled worldwide demand, and a strong U.S. dollar contributed to a decline in commodity prices. Disappointing stock picks here included exploration and production companies Apache Corp. and Occidental Petroleum Corp., both of which saw their stocks pressured by the steep slide in energy prices as well as the fact that each company was in the midst of a restructuring that had yet to deliver clear-cut results. The other culprit was e-commerce giant Amazon.com, Inc. The fund had an overweight and over 5% average position in this one stock, which declined sharply over the period. The company continued to invest in expanding its fulfillment centers and cloud computing in an effort to drive long-term earnings growth. However, these investments hurt near-term profits, frustrating investors and pressuring the stock. Elsewhere, an overweight in consumer discretionary as well as stock picks in financials and consumer staples nicked relative performance, as did a small cash position in a strong up market.

Which investment decisions boosted relative performance?

The fund benefited from having an overweight in information technology, which generated a strong gain in the index. Although stock selection here detracted from relative performance, it also produced some of the biggest individual contributors. Among them was an out-of-index stake in professional network LinkedIn Corp., which was a new addition to the portfolio last spring. The stock returned over 50% from purchase through period end, benefiting from strong earnings

SECTOR COMPOSITION AS OF 10/31/14 (%)

5

"We've retained the fund's exposure to improving economic conditions, which is largely driven by the fact that we've found value in a number of companies that stand to benefit from a pickup in overall economic activity."

reports, a growing subscription base, and mounting investor recognition of the company's expansion opportunities, particularly overseas. Another standout was Apple, Inc. Its share price posted a huge gain, driven by anticipation and then the launch of new products, a well-publicized stock split, news of a substantial increase to its share repurchase program, and strong earnings growth. Elsewhere, winners included home builder NVR, Inc., an out-of-index position in the consumer discretionary sector that benefited as the housing market recovered.

Were there other stocks you want to highlight from the past year?

Although the fund had an underweight in healthcare, it also had a top performer there—namely biotechnology and pharmaceuticals giant Amgen, Inc. Its stock was up sharply, thanks to favorable expectations for new drug therapies in development as well as an activist investor's push for streamlining the company's research-and-development process, cutting costs and splitting up the business to unlock shareholder value. On the downside, an out-of-index stake in U.K.-based global spirits company Diageo PLC hurt, as the slowdown in emerging markets and Europe pressured near-term revenues, causing the stock to slide. In addition, the fund had a sizable overweight in American International Group, Inc. (AIG), a large insurer that saw its shares post only a modest gain. The company has worked to improve its operations, reduce costs,

TOP TEN HOLDINGS AS OF 10/31/14 (%)

Amazon.com, Inc.	5.0
JPMorgan Chase & Company	4.7
Bank of America Corp.	4.6
QUALCOMM, Inc.	4.3
Facebook, Inc., Class A	4.1
Apple, Inc.	3.6
The Goldman Sachs Group, Inc.	3.3
Citigroup, Inc.	3.2
Lennar Corp., Class A	2.9
American International Group, Inc.	2.9
TOTAL	38.6
As a percentage of net assets.
Cash and cash equivalents are not included.

6

and refocus on its core business, but investors took a wait-and-see approach to these changes, which held the stock back.

How has the fund changed over the past year?

Actually, the positioning hasn't shifted much. We've retained the fund's exposure to improving economic conditions, which is largely driven by the fact that we've found value in a number of companies that stand to benefit from a pickup in overall economic activity. At period end, over 70% of the fund's assets were in the economically sensitive information technology, financial services, and consumer discretionary sectors, each of which represented a sizable overweight. While the sector allocations haven't changed much, there was some turnover in individual fund holdings as we took profits in stocks that reached our price targets and used the proceeds to add a number of new positions.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Walter T. McCormick, CFA On the fund since 2011 Investing since 1970

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management and Walter T. McCormick, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	7.90	12.31	10.90	78.72	181.37
Class B	7.74	12.38	10.80	79.27	178.95
Class C	11.75	12.63	10.63	81.22	174.64
Class I1	13.90	13.85	11.89	91.30	207.68
Class R1[1,2]	13.18	13.10	11.06	85.09	185.57
Class R2[1,2]	13.46	13.47	11.47	88.09	196.32
Class R3[1,2]	13.26	13.17	11.15	85.63	187.83
Class R4[1,2]	13.76	13.56	11.51	88.84	197.20
Class R5[1,2]	13.96	13.85	11.82	91.28	205.57
Class R6[1,2]	14.02	13.94	11.97	92.06	209.70
Index†	17.27	16.69	8.20	116.38	120.01

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4*	Class R5	Class R6
Gross (%)	1.09	1.84	1.84	0.83	1.47	1.22	1.37	1.07	0.77	0.72
Net (%)	1.09	1.84	1.84	0.83	1.47	1.22	1.37	0.97	0.77	0.69

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	The fund's distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares until Febraury 28, 2015.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Large Cap Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-04	27,895	27,895	22,001
Class C3	10-31-04	27,464	27,464	22,001
Class I1	10-31-04	30,768	30,768	22,001
Class R1[1,2]	10-31-04	28,557	28,557	22,001
Class R2[1,2]	10-31-04	29,632	29,632	22,001
Class R3[1,2]	10-31-04	28,783	28,783	22,001
Class R4[1,2]	10-31-04	29,720	29,720	22,001
Class R5[1,2]	10-31-04	30,557	30,557	22,001
Class R6[1,2]	10-31-04	30,970	30,970	22,001

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R1, Class R3, Class R4, and Class R5 shares were first offered on 5-22-09. Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,077.90	$5.50	1.05%
Class B	1,000.00	1,074.00	9.41	1.80%
Class C	1,000.00	1,074.00	9.41	1.80%
Class I	1,000.00	1,079.30	4.09	0.78%
Class R1	1,000.00	1,076.00	7.54	1.44%
Class R2	1,000.00	1,077.30	6.18	1.18%
Class R3	1,000.00	1,076.20	7.01	1.34%
Class R4	1,000.00	1,078.80	4.93	0.94%
Class R5	1,000.00	1,079.70	3.88	0.74%
Class R6	1,000.00	1,080.00	3.51	0.67%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.90	$5.35	1.05%
Class B	1,000.00	1,016.10	9.15	1.80%
Class C	1,000.00	1,016.10	9.15	1.80%
Class I	1,000.00	1,021.30	3.97	0.78%
Class R1	1,000.00	1,017.90	7.32	1.44%
Class R2	1,000.00	1,019.30	6.01	1.18%
Class R3	1,000.00	1,018.50	6.82	1.34%
Class R4	1,000.00	1,020.50	4.79	0.94%
Class R5	1,000.00	1,021.50	3.77	0.74%
Class R6	1,000.00	1,021.80	3.41	0.67%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 98.6%		$2,777,975,432
(Cost $2,167,265,986)
Consumer discretionary 17.1%		480,929,426
Hotels, restaurants and leisure 2.0%
McDonald's Corp.	300,186	28,136,434
Starbucks Corp.	377,881	28,552,688
Household durables 6.7%
Lennar Corp., Class A	1,923,057	82,845,296
NVR, Inc. (I)	44,565	54,707,103
Tempur Sealy International, Inc. (I)	941,942	49,583,827
Internet and catalog retail 5.0%
Amazon.com, Inc. (I)	464,468	141,876,395
Specialty retail 3.4%
CarMax, Inc. (I)	787,071	44,005,140
Lowe's Companies, Inc.	895,499	51,222,543
Consumer staples 5.3%		148,296,194
Beverages 4.2%
Diageo PLC, ADR	320,692	37,832,035
PepsiCo, Inc.	503,359	48,408,035
SABMiller PLC	561,098	31,737,360
Tobacco 1.1%
Philip Morris International, Inc.	340,622	30,318,764
Energy 9.0%		254,994,229
Energy equipment and services 2.3%
Schlumberger, Ltd.	662,542	65,366,394
Oil, gas and consumable fuels 6.7%
Apache Corp.	474,580	36,637,576
Brazil Ethanol, Inc. (I)(S)	500,000	5,000
Cabot Oil & Gas Corp.	780,086	24,260,675
Chevron Corp.	237,423	28,478,889
Exxon Mobil Corp.	294,240	28,455,950
Occidental Petroleum Corp.	600,642	53,415,093
Southwestern Energy Company (I)	565,200	18,374,652
Financials 26.1%		736,107,385
Banks 13.6%
Bank of America Corp.	7,555,904	129,659,313
Citigroup, Inc.	1,685,565	90,228,294
JPMorgan Chase & Company	2,180,991	131,906,336
Wells Fargo & Company	581,343	30,863,500

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 7.8%
Morgan Stanley	1,293,561	$45,209,957
State Street Corp.	369,641	27,893,110
T. Rowe Price Group, Inc.	643,878	52,855,945
The Goldman Sachs Group, Inc.	489,136	92,930,949
Consumer finance 0.9%
American Express Company	293,555	26,405,272
Insurance 3.8%
American International Group, Inc.	1,526,382	81,768,284
Prudential Financial, Inc.	298,017	26,386,425
Health care 6.9%		195,741,800
Biotechnology 2.1%
Amgen, Inc.	373,218	60,528,495
Health care equipment and supplies 1.5%
Medtronic, Inc.	627,390	42,762,902
Pharmaceuticals 3.3%
Merck & Company, Inc.	909,194	52,678,700
Novartis AG, ADR	429,083	39,771,703
Industrials 6.2%		174,106,934
Air freight and logistics 1.1%
United Parcel Service, Inc., Class B	306,997	32,207,055
Industrial conglomerates 3.0%
Danaher Corp.	362,425	29,138,970
General Electric Company	2,118,763	54,685,273
Machinery 0.8%
Caterpillar, Inc.	225,516	22,869,578
Professional services 1.3%
IHS, Inc., Class A (I)	268,687	35,206,058
Information technology 28.0%		787,799,464
Communications equipment 4.3%
QUALCOMM, Inc.	1,548,885	121,602,961
Internet software and services 13.1%
Alibaba Group Holding, Ltd., ADR (I)	62,276	6,140,414
eBay, Inc. (I)	1,278,564	67,124,610
Facebook, Inc., Class A (I)	1,546,512	115,972,935
Google, Inc., Class A (I)	106,550	60,506,549
Google, Inc., Class C (I)	106,550	59,569,974
LinkedIn Corp., Class A (I)	262,866	60,185,799
Software 2.0%
Oracle Corp.	1,438,641	56,178,931

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 8.6%
Apple, Inc.	948,917	$102,483,036
EMC Corp.	2,790,391	80,167,933
Samsung Electronics Company, Ltd.	49,622	57,866,322
	Par value	Value
Short-term investments 1.3%		$37,289,000
(Cost $37,289,000)
Repurchase agreement 1.3%		37,289,000
Barclays Tri-Party Repurchase Agreement dated 10-31-14 at 0.070% to be repurchased at $31,096,181 on 11-3-14, collateralized by $25,376,800 Treasury Inflation Index Notes, 1.625% due 1-15-15 (valued at $31,718,143, including interest)	31,096,000	31,096,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $6,193,000 on 11-3-14, collateralized by $6,440,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $6,319,572, including interest)	6,193,000	6,193,000
Total investments (Cost $2,204,554,986)† 99.9%		$2,815,264,432
Other assets and liabilities, net 0.1%		$3,679,833
Total net assets 100.0%		$2,818,944,265

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $2,209,226,960. Net unrealized appreciation aggregated $606,037,472, of which $627,111,296 related to appreciated investment securities and $21,073,824 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $2,204,554,986)	$2,815,264,432
Cash	974
Receivable for investments sold	18,783,710
Receivable for fund shares sold	6,699,402
Dividends and interest receivable	1,354,983
Other receivables and prepaid expenses	105,663
Total assets	2,842,209,164
Liabilities
Payable for investments purchased	17,694,867
Payable for fund shares repurchased	2,495,138
Payable to affiliates
Accounting and legal services fees	59,723
Transfer agent fees	605,756
Distribution and service fees	631,294
Investment management fees	1,455,083
Other liabilities and accrued expenses	323,038
Total liabilities	23,264,899
Net assets	$2,818,944,265
Net assets consist of
Paid-in capital	$2,354,761,668
Undistributed net investment income	7,678,998
Accumulated net realized gain (loss) on investments and foreign currency transactions	(154,205,847)
Net unrealized appreciation (depreciation) on investments	610,709,446
Net assets	$2,818,944,265

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,540,937,913 ÷ 39,070,760 shares)[1]	$39.44
Class B ($78,764,326 ÷ 2,187,348 shares)[1]	$36.01
Class C ($299,920,325 ÷ 8,330,739 shares)[1]	$36.00
Class I ($880,333,963 ÷ 21,485,264 shares)	$40.97
Class R1 ($7,440,515 ÷ 183,867 shares)	$40.47
Class R2 ($1,701,166 ÷ 41,653 shares)	$40.84
Class R3 ($1,179,304 ÷ 29,102 shares)	$40.52
Class R4 ($2,668,614 ÷ 65,415 shares)	$40.80
Class R5 ($1,915,466 ÷ 46,683 shares)	$41.03
Class R6 ($4,082,673 ÷ 99,485 shares)	$41.04
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$41.52

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$35,008,245
Interest	18,759
Less foreign taxes withheld	(175,051)
Total investment income	34,851,953
Expenses
Investment management fees	14,699,252
Distribution and service fees	7,034,014
Accounting and legal services fees	457,169
Transfer agent fees	3,022,491
Trustees' fees	37,936
State registration fees	177,608
Printing and postage	129,399
Professional fees	113,193
Custodian fees	293,865
Registration and filing fees	44,745
Other	50,860
Total expenses	26,060,532
Less expense reductions	(214,205)
Net expenses	25,846,327
Net investment income	9,005,626
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	108,825,286
108,825,286
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	183,387,217
183,387,217
Net realized and unrealized gain	292,212,503
Increase in net assets from operations	$301,218,129

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$9,005,626	$11,983,916
Net realized gain	108,825,286	115,509,395
Change in net unrealized appreciation (depreciation)	183,387,217	274,395,210
Increase in net assets resulting from operations	301,218,129	401,888,521
Distributions to shareholders
From net investment income
Class A	(6,066,777)	(8,750,475)
Class B	—	(180,435)
Class C	—	(603,219)
Class I	(4,031,587)	(2,664,957)
Class R1	(20,703)	(40,835)
Class R2	(4,950)	(1,130)
Class R3	(11,444)	(17,786)
Class R4	(16,261)	(1,257)
Class R5	(11,925)	(13,252)
Class R6	(35,466)	(1,470)
Total distributions	(10,199,113)	(12,274,816)
From fund share transactions	699,277,829	(44,567,199)
Total increase	990,296,845	345,046,506
Net assets
Beginning of year	1,828,647,420	1,483,600,914
End of year	$2,818,944,265	$1,828,647,420
Undistributed net investment income	$7,678,998	$8,589,336

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$34.92		$27.52	$24.14	$24.60	$21.61
Net investment income[1]	0.16		0.26	0.19	0.06	0.06
Net realized and unrealized gain (loss) on investments	4.56		7.40	3.20	(0.22)	3.01
Total from investment operations	4.72		7.66	3.39	(0.16)	3.07
Less distributions
From net investment income	(0.20)		(0.26)	(0.01)	(0.30)	(0.08)
Net asset value, end of period	$39.44		$34.92	$27.52	$24.14	$24.60
Total return (%)[2,3]	13.59		28.07	14.07	(0.73)	14.22
Ratios and supplemental data
Net assets, end of period (in millions)	$1,541		$1,044	$943	$1,355	$1,998
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06		1.10	1.14	1.12	1.16
Expenses including reductions	1.06		1.10	1.14	1.12	1.14
Net investment income	0.43		0.83	0.74	0.24	0.24
Portfolio turnover (%)	21	[4]	31	108	59	94

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$31.94	$25.20	$22.25	$22.71	$20.02
Net investment income (loss)[1]	(0.11)	0.02	(0.01)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	4.18	6.79	2.96	(0.22)	2.80
Total from investment operations	4.07	6.81	2.95	(0.34)	2.69
Less distributions
From net investment income	—	(0.07)	—	(0.12)	—
Net asset value, end of period	$36.01	$31.94	$25.20	$22.25	$22.71
Total return (%)[2,3]	12.74	27.07	13.26	(1.52)	13.44
Ratios and supplemental data
Net assets, end of period (in millions)	$79	$74	$69	$80	$104
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.86	1.89	1.87	1.92
Expenses including reductions	1.81	1.85	1.89	1.87	1.89
Net investment income (loss)	(0.31)	0.08	(0.04)	(0.51)	(0.50)
Portfolio turnover (%)	21 [4]	31	108	59	94

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$31.93	$25.19	$22.25	$22.70	$20.02
Net investment income (loss)[1]	(0.11)	0.02	(0.01)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	4.18	6.79	2.95	(0.21)	2.79
Total from investment operations	4.07	6.81	2.94	(0.33)	2.68
Less distributions
From net investment income	—	(0.07)	—	(0.12)	—
Net asset value, end of period	$36.00	$31.93	$25.19	$22.25	$22.70
Total return (%)[2,3]	12.75	27.08	13.21	(1.48)	13.39
Ratios and supplemental data
Net assets, end of period (in millions)	$300	$267	$235	$313	$402
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.85	1.89	1.87	1.92
Expenses including reductions	1.81	1.85	1.89	1.87	1.89
Net investment income (loss)	(0.32)	0.07	(0.03)	(0.51)	(0.51)
Portfolio turnover (%)	21 [4]	31	108	59	94

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$36.28		$28.58	$25.00	$25.46	$22.33
Net investment income[1]	0.26		0.35	0.29	0.15	0.14
Net realized and unrealized gain (loss) on investments	4.75		7.70	3.32	(0.23)	3.13
Total from investment operations	5.01		8.05	3.61	(0.08)	3.27
Less distributions
From net investment income	(0.32)		(0.35)	(0.03)	(0.38)	(0.14)
Net asset value, end of period	$40.97		$36.28	$28.58	$25.00	$25.46
Total return (%)[2]	13.90		28.45	14.45	(0.38)	14.69
Ratios and supplemental data
Net assets, end of period (in millions)	$880		$428	$226	$347	$282
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80		0.80	0.80	0.76	0.76
Expenses including reductions	0.79		0.80	0.80	0.76	0.76
Net investment income	0.68		1.09	1.08	0.59	0.61
Portfolio turnover (%)	21	[3]	31	108	59	94

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	10-31-14		10-31-13	10-31-12		10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$35.85		$28.26	$24.85		$25.34	$22.25
Net investment income (loss)[1]	0.02		0.15	0.10		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	4.69		7.62	3.31		(0.23)	3.12
Total from investment operations	4.71		7.77	3.41		(0.26)	3.09
Less distributions
From net investment income	(0.09)		(0.18)	—	[2]	(0.23)	—
Net asset value, end of period	$40.47		$35.85	$28.26		$24.85	$25.34
Total return (%)[3]	13.18		27.63	13.73		(1.07)	13.89
Ratios and supplemental data
Net assets, end of period (in millions)	$7		$8	$7		$7	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45		1.44	1.45		1.45	1.41
Expenses including reductions	1.44		1.43	1.45		1.45	1.41
Net investment income (loss)	0.06		0.48	0.38		(0.13)	(0.14)
Portfolio turnover (%)	21	[4]	31	108		59	94

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$36.22	$28.56	$26.69
Net investment income[2]	0.11	0.25	0.11
Net realized and unrealized gain on investments	4.74	7.71	1.76
Total from investment operations	4.85	7.96	1.87
Less distributions
From net investment income	(0.23)	(0.30)	—
Total distributions	(0.23)	(0.30)	—
Net asset value, end of period	$40.84	$36.22	$28.56
Total return (%)[3]	13.46	28.13	7.01	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.07	0.97	[6]
Expenses including reductions	1.18	1.06	0.97	[6]
Net investment income	0.28	0.76	0.58	[6]
Portfolio turnover (%)	21 [8]	31	108	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.
8	Excludes merger activity.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$35.90		$28.30	$24.87	$25.34	$22.26
Net investment income (loss)[1]	0.06		0.18	0.12	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	4.69		7.61	3.32	(0.22)	3.14
Total from investment operations	4.75		7.79	3.44	(0.24)	3.09
Less distributions
From net investment income	(0.13)		(0.19)	(0.01)	(0.23)	(0.01)
Net asset value, end of period	$40.52		$35.90	$28.30	$24.87	$25.34
Total return (%)[2]	13.26		27.70	13.82	(1.00)	13.89
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$3	$3	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35		1.36	1.37	1.38	1.42
Expenses including reductions	1.34		1.36	1.37	1.38	1.42
Net investment income (loss)	0.16		0.56	0.47	(0.06)	(0.20)
Portfolio turnover (%)	21	[3]	31	108	59	94

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	10-31-14		10-31-13	10-31-12		10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$36.12		$28.47	$24.94		$25.38	$22.29
Net investment income[1]	0.21		0.29	0.21		0.08	0.02
Net realized and unrealized gain (loss) on investments	4.73		7.66	3.34		(0.24)	3.13
Total from investment operations	4.94		7.95	3.55		(0.16)	3.15
Less distributions
From net investment income	(0.26)		(0.30)	(0.02)		(0.28)	(0.06)
Net asset value, end of period	$40.80		$36.12	$28.47		$24.94	$25.38
Total return (%)[2]	13.76		28.19	14.23		(0.70)	14.16
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$2	—	[3]	— [3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05		1.06	1.07		1.06	2.34
Expenses including reductions	0.94		0.95	1.03		1.06	1.21
Net investment income	0.54		0.90	0.78		0.30	0.08
Portfolio turnover (%)	21	[4]	31	108		59	94

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	Excludes merger activity.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$36.31		$28.61	$25.01	$25.44	$22.32
Net investment income[1]	0.29		0.37	0.29	0.16	0.05
Net realized and unrealized gain (loss) on investments	4.75		7.69	3.34	(0.24)	3.18
Total from investment operations	5.04		8.06	3.63	(0.08)	3.23
Less distributions
From net investment income	(0.32)		(0.36)	(0.03)	(0.35)	(0.11)
Net asset value, end of period	$41.03		$36.31	$28.61	$25.01	$25.44
Total return (%)[2]	13.96		28.47	14.52	(0.38)	14.52
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1	$1	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75		0.76	0.76	0.74	0.89
Expenses including reductions	0.74		0.76	0.76	0.74	0.89
Net investment income	0.74		1.14	1.08	0.59	0.22
Portfolio turnover (%)	21	[3]	31	108	59	94

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	10-31-14		10-31-13		10-31-12		10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$36.33		$28.61		$25.00		$24.67
Net investment income[2]	0.32		0.38		0.29		0.02
Net realized and unrealized gain on investments	4.74		7.70		3.35		0.31
Total from investment operations	5.06		8.08		3.64		0.33
Less distributions
From net investment income	(0.35)		(0.36)		(0.03)		—
Net asset value, end of period	$41.04		$36.33		$28.61		$25.00
Total return (%)[3]	14.02		28.56		14.57		1.34	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$4		—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70		0.72		0.72		0.75	[6]
Expenses including reductions	0.68		0.71		0.72		0.75	[6]
Net investment income	0.82		1.17		1.10		0.47	[6]
Portfolio turnover (%)	21	[7]	31		108		59	[8]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Excludes merger activity.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Large Cap Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

29

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$480,929,426	$480,929,426	—	—
Consumer staples	148,296,194	116,558,834	$31,737,360	—
Energy	254,994,229	254,989,229	—	$5,000
Financials	736,107,385	736,107,385	—	—
Health care	195,741,800	195,741,800	—	—
Industrials	174,106,934	174,106,934	—	—
Information technology	787,799,464	729,933,142	57,866,322	—
Short-term investments	37,289,000	—	37,289,000	—
Total Investments in Securities	$2,815,264,432	$2,688,366,750	$126,892,682	$5,000

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

30

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $1,188. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a capital loss carryforward of $149,533,873 available to offset future net realized capital gains. This carryforward expires October 31, 2017. Availability of this capital loss carryforward may be limited due to a merger transaction.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$10,199,113	$12,274,816

31

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $7,678,998 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals and merger related transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.625% of the first $3 billion of the fund's average daily net assets; and b) 0.600% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Effective February 1, 2014, for Class R6 shares, the Advisor has contractually agreed to waive and/ or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until February 28, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time. This waiver was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceed 1.30% of average net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

32

Additionally, effective July 1, 2014, the Advisor has contractually agreed to waive and/or reimburse a portion of the fund's total operating expenses for Class B shares, Class C shares and effective May 2, 2014 for Class I shares of the fund. These waivers and/or reimbursements exclude taxes, brokerage commissions, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses and other extraordinary expense, to the extent they exceed 1.82%, 1.82% and 0.78%, respectively. The waivers and/or reimbursements will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon determination of that this is appropriate under the circumstances at the time. For the period from May 2, 2014 through June 30, 2014, Class B shares and Class C shares total operating expenses were set at 1.83%.

For the year ended October 31, 2014, these expense waivers amounted to:

Class	Expense reduction	Class	Expense reduction
Class A	$88,637	Class R3	$189
Class B	5,152	Class R4	167
Class C	19,235	Class R5	114
Class I	96,757	Class R6	882
Class R1	492	Total	$211,712
Class R2	87

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least February 28, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $2,493 for Class R4 shares for the year ended October 31, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,406,485 for the year ended October 31, 2014. Of this amount, $393,902 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,940,639 was paid as sales commissions to broker-dealers

33

and $71,944 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $3,859, $78,651 and $14,407 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,289,759	$1,742,078
Class B	772,230	102,467
Class C	2,881,878	382,737
Class I	—	791,434
Class R1	55,488	1,436
Class R2	6,301	249
Class R3	18,767	562
Class R4	8,735	483
Class R5	856	329
Class R6	—	716
Total	$7,034,014	$3,022,491

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

34

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,975,876	$185,940,002	4,625,038	$142,535,564
Issued in reorganization (Note 7)	12,979,302	476,104,150	—	—
Distributions reinvested	160,566	5,735,432	290,635	8,193,000
Repurchased	(8,956,343)	(337,323,498)	(9,276,295)	(284,678,822)
Net increase (decrease)	9,159,401	$330,456,086	(4,360,622)	($133,950,258)
Class B shares
Sold	66,943	$2,278,507	262,207	$7,350,515
Issued in reorganization (Note 7)	426,501	14,337,777	—	—
Distributions reinvested	—	—	6,028	156,420
Repurchased	(628,526)	(21,397,222)	(684,301)	(19,294,059)
Net decrease	(135,082)	($4,780,938)	(416,066)	($11,787,124)
Class C shares
Sold	887,676	$30,162,861	873,601	$25,058,444
Issued in reorganization (Note 7)	507,846	17,068,515	—	—
Distributions reinvested	—	—	17,477	453,520
Repurchased	(1,414,038)	(48,395,942)	(1,855,945)	(52,000,077)
Net decrease	(18,516)	($1,164,566)	(964,867)	($26,488,113)
Class I shares
Sold	14,592,202	$568,132,436	6,764,024	$218,239,648
Issued in reorganization (Note 7)	250,874	9,547,365	—	—
Distributions reinvested	53,201	1,969,511	75,277	2,198,840
Repurchased	(5,204,254)	(206,007,926)	(2,951,114)	(94,583,263)
Net increase	9,692,023	$373,641,386	3,888,187	$125,855,225
Class R1 shares
Sold	68,332	$2,639,863	100,318	$3,243,461
Distributions reinvested	408	14,989	1,122	32,572
Repurchased	(104,313)	(3,980,700)	(115,163)	(3,689,362)
Net decrease	(35,573)	($1,325,848)	(13,723)	($413,329)
Class R2 shares
Sold	25,896	$999,267	16,746	$529,831
Distributions reinvested	17	617	—	—
Repurchased	(3,986)	(155,257)	(767)	(24,390)
Net increase	21,927	$844,627	15,979	$505,441
Class R3 shares
Sold	11,527	$436,534	11,175	$351,591
Distributions reinvested	311	11,444	612	17,786
Repurchased	(70,736)	(2,765,206)	(22,211)	(673,699)
Net decrease	(58,898)	($2,317,228)	(10,424)	($304,322)

35

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	9,460	$365,760	70,125	$2,196,002
Distributions reinvested	441	16,261	43	1,257
Repurchased	(6,166)	(242,099)	(12,863)	(411,281)
Net increase	3,735	$139,922	57,305	$1,785,978
Class R5 shares
Sold	10,617	$408,896	13,652	$422,948
Distributions reinvested	322	11,925	453	13,252
Repurchased	(3,273)	(124,168)	(8,828)	(301,371)
Net increase	7,666	$296,653	5,277	$134,829
Class R6 Shares
Sold	101,245	$3,818,247	2,754	$94,953
Distributions reinvested	920	34,069	—	—
Repurchased	(9,474)	(364,581)	(14)	(479)
Net increase	92,691	$3,487,735	2,740	$94,474
Total net increase (decrease)	18,729,374	$699,277,829	(1,796,214)	($44,567,199)

Affiliates of the fund owned 9% and 4% of shares of beneficial interest of Class R2 and Class R6, respectively, on October 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $670,354,588 and $485,415,882, respectively, for the year ended October 31, 2014.

Note 7 — Reorganization

On April 30, 2014, shareholders of the fund (the Acquiring Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares of John Hancock Sovereign Investors Fund (the Acquired Fund), another series of the Trust, with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to substantially all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the termination of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on May 2, 2014. The following outlines the reorganization:

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Acquired Fund	Acquired net asset value of the acquired fund	Net appreciation/ depreciation of the acquired fund's investments	Shares redeemed by the acquired fund	Shares issued by the acquiring fund	Acquiring fund's net assets prior to combination	Acquiring fund's total net assets after combination
Sovereign Investors Fund	$517,057,807	$51,397,120	42,559,416	14,164,523	$2,081,583,627	$2,598,641,434

Because the combined fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund's Statement of operations at October 31, 2014. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on November 1, 2013, the beginning of the reporting period, the Acquiring Fund's pro forma results of operations for the year ended October 31, 2014 are as follows:

Net investment income	$12,365,787
Net realized and unrealized gain (loss)	462,086,461
Increase (decrease) in net assets from operations	$474,452,248

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of
John Hancock Large Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Large Cap Equity Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Large Cap Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2013. The Board noted that the fund outperformed its peer group average for the one- and five-year periods

41

ended December 31, 2013 and underperformed its peer group average for the three-year period ended December 31, 2013. The Board took into account management's discussion of the fund's performance. The Board noted the fund's favorable performance relative to the peer group for the one- and five-year periods. The Board also noted an improvement in the fund's performance since the existing portfolio management team took over the management of the fund in December 2011. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

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(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and

43

responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

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Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

46

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

48

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

49

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

50

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Large Cap Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205618	50A 10/14 12/14

John Hancock

Global Opportunities Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
26	Notes to financial statements
35	Auditor's report
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global stocks posted gains

The strength of the U.S. economic recovery helped to drive global equities higher, offsetting disappointing economic results in Europe and Japan.

Stock selection contributed to results in Europe

Our stock selection within Europe strongly contributed to the fund's relative results, while stock picking within the healthcare sector detracted.

Fund maintained overweight positions

At the end of the period, the fund was overweight in European developed markets and in the United Kingdom.

SECTOR COMPOSITION AS OF 10/31/14 (%)

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Investments in higher-yielding, lower-rated securities include a higher risk of default. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. Frequent trading may increase fund transaction costs, and the use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Paul Boyne, John Hancock Asset Management

 Paul Boyne
Portfolio Manager
John Hancock Asset Management

Although the past 12 months were volatile for global stocks, the fund and its benchmark index generated solidly positive returns. What factors drove these results?

Key catalysts included economic recoveries in the United States and United Kingdom and the implementation of monetary and economic policies designed to stimulate growth in Europe and Japan.

In the United States, stocks rose even as the U.S. Federal Reserve began to rein in its bond-buying monetary stimulus in January 2014. As the program was gradually curtailed over subsequent months, U.S. equities largely maintained positive momentum as the jobs market improved, consumer confidence picked up, and earnings continued to grow. The United Kingdom followed a similar path, consistently recording modestly positive economic growth.

In Europe, stocks rallied over the first half of the period, extending a positive trend dating to mid-2013, as the continent's economic recovery initially appeared to be sustainable. But investor sentiment subsequently turned negative as the recovery appeared to stall. Data released in August showed that the eurozone's GDP growth was flat in the second quarter. Germany and France posted dismal quarterly figures while Italy fell into a recession. Actions by the European Central Bank helped to dampen the negative sentiment. In June, the bank expanded stimulus programs and cut benchmark lending rates to record lows, then followed up with another rate cut in September.

In Japan, doubts set in about the effectiveness of economic stimulus measures embraced by Prime Minister Shinzo Abe. While this initiative sent Japanese stocks higher at first, enthusiasm waned after an April 1, 2014, increase in the nation's sales tax had a more damaging effect on retail sales and the broader economy than had been expected. Japan's GDP fell sharply in the second quarter. The third-quarter figure, released shortly after the period end, was also negative, indicating that the economy had slipped into a recession.

4

"Data released in August showed that the eurozone's GDP growth was flat in the second quarter."

Which holdings had the biggest negative impact on the fund's results?

At the sector level, our stock selection in healthcare weighed on results. Postions in pharmaceutical companies Sanofi (France), Pfizer, Inc. (U.S.), and GlaxoSmithKline PLC (U.K.) detracted, as each of the stocks underperformed.

Among individual holdings, the position that had the most significant negative impact was Viacom, Inc., a U.S. cable television and film studio operator. Quarterly earnings released in August failed to meet analysts' expectations as revenue declined in the company's film studio business and cable operations posted weak growth. Although this result triggered a decline in the company's shares, we continued to view the stock favorably in the long term and maintained this position.

Other positions that weighed on the fund's relative results included automaker Honda Motor Company, Ltd. (Japan), retailer Target Corp. (U.S.), media company Pearson PLC (U.K.), energy company Statoil ASA (Norway), and toy maker Mattel, Inc. (U.S.). We sold the fund's position in Target following the resignation of the company's chief executive officer in May.

Which holdings stood out as strong performers?

At the regional level, our stock selection in Europe strongly contributed to results relative to the fund's benchmark.

At the individual security level, the most significant contributor to relative results was the fund's

TOP 10 COUNTRIES AS OF 10/31/14 (%)

United States	48.3
Japan	9.4
United Kingdom	8.2
Netherlands	6.2
France	4.6
Switzerland	4.6
Ireland	3.5
Australia	3.3
Hong Kong	2.0
Luxembourg	1.7
TOTAL	91.8
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"The weakening of the euro... helped to make European exports more affordable to trading partners, creating potential opportunity in Europe-based multinational corporations."

position in SES SA, a Luxembourg-based provider of satellite communication services to television platforms as well as business and government agencies. The stock rallied as improving economic conditions across many of SES's global markets helped to fuel increased demand for satellite-based communication services. Expansion of SES's satellite network and transponder capacity also helped to enhance the company's market penetration and growth prospects.

Another strong contributor was the fund's position in U.S.-based department store chain Macy's, Inc., whose shares rose sharply. Macy's posted solid earnings results, extending its run of outperformance versus its department store peers in recent years.

Other positions that significantly contributed were defense contractor Raytheon Company (U.S.), financial services firm Wells Fargo & Company (U.S.), and pharmaceutical company Novartis AG (Switzerland).

How was the fund positioned at the end of the period?

The fund was overweight in European developed markets and in the United Kingdom, areas where we continued to find attractive opportunities on a bottom-up basis. The weakening of the euro, a by-product of the accommodative monetary policies of the European Central Bank, helped to make European exports more affordable to trading partners, creating potential opportunity in Europe-based multinational corporations. Overall, we continued to favor high-quality companies with strong cash generation.

TOP TEN HOLDINGS AS OF 10/31/14 (%)

Johnson & Johnson	3.5
Amcor, Ltd.	3.3
Viacom, Inc., Class B	3.2
United Technologies Corp.	3.0
Philip Morris International, Inc.	3.0
British American Tobacco PLC	2.9
Eaton Corp. PLC	2.9
Japan Tobacco, Inc.	2.6
QUALCOMM, Inc.	2.6
Verizon Communications, Inc.	2.5
TOTAL	29.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Were there any substantive changes in the fund's operations during the period?

Prior to March 20, 2014, the fund compared its performance solely to the S&P Global Broad Market Index. After this date, the fund added the MSCI World Index as its primary benchmark to better reflect the universe of investment opportunities based on the fund's investment strategy. Meanwhile, the fund retained the S&P Global Broad Market Index as the secondary benchmark index to which it compares its performance.

MANAGED BY

Paul Boyne On the fund since 2013 Investing since 1993
Doug McGraw On the fund since 2013 Investing since 1995

The views expressed in this report are exclusively those of Paul Boyne, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		5-year	Since inception
Class A	2.70	1.27	6.45	[1]	6.51	83.04	[1]
Class B	2.25	1.14	6.28	[1]	5.84	80.26	[1]
Class C	6.40	1.59	6.32	[1]	8.23	80.92	[1]
Class I2	8.39	2.69	7.37	[1]	14.17	98.93	[1]
Class R2[2]	7.96	1.56	5.85	[3]	8.04	73.26	[3]
Class R6[2]	8.58	2.72	7.40	[3]	14.37	99.54	[3]
Class NAV[2]	8.64	2.84	0.33	[4]	15.01	2.35	[4]
Index 1†	9.25	12.02	6.69	[1]	76.40	87.11	[1]
Index 2†	7.94	11.45	7.06	[1]	71.95	93.39	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.47	2.23	2.18	1.18	17.88	15.53	0.98
Net (%)	1.47	2.23	2.18	1.18	1.61	0.98	0.98

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index 1 is the MSCI World Index; Index 2 is the S&P Global Broad Market Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B5	2-28-05	18,026	18,026	18,711	19,339
Class C5	2-28-05	18,092	18,092	18,711	19,339
Class I2	2-28-05	19,893	19,893	18,711	19,339
Class R2[2,3]	2-28-05	17,326	17,326	18,711	19,339
Class R6[2,3]	2-28-05	19,954	19,954	18,711	19,339
Class NAV[2]	10-29-07	10,235	10,235	12,374	12,275

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The MSCI World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The S&P Global Broad Market Index is an unmanaged index that covers both developed (S&P Developed Broad Market Index) and emerging (S&P Emerging Broad Market Index) economies.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Prior to 3-20-14, the fund compared its performance solely to the S&P Global Broad Market Index. After this date, to better reflect the universe of investment opportunities based on the fund's investment strategy, the fund added the MSCI World Index as the primary benchmark index and retained the S&P Global Broad Market Index as the secondary benchmark index to which the fund compares its performance.

Footnotes related to performance pages

1	From 2-28-05.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R6 and Class R2 shares were first offered on 9-1-11 and 3-1-12, respectively. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class R2 shares, as applicable.
4	From 10-29-07.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,004.10	$7.32	1.45%
Class B	1,000.00	999.30	11.54	2.29%
Class C	1,000.00	1,000.70	10.99	2.18%
Class I	1,000.00	1,005.50	5.76	1.14%
Class R2	1,000.00	1,002.70	8.13	1.61%
Class R6	1,000.00	1,005.40	5.56	1.10%
Class NAV	1,000.00	1,006.10	5.26	1.04%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.38	1.45%
Class B	1,000.00	1,013.70	11.62	2.29%
Class C	1,000.00	1,014.20	11.07	2.18%
Class I	1,000.00	1,019.50	5.80	1.14%
Class R2	1,000.00	1,017.10	8.19	1.61%
Class R6	1,000.00	1,019.70	5.60	1.10%
Class NAV	1,000.00	1,020.00	5.30	1.04%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 98.1%		$128,848,996
(Cost $123,429,427)
Australia 3.3%		4,336,429
Amcor, Ltd.	417,493	4,336,429
Bermuda 1.3%		1,673,614
Catlin Group, Ltd.	194,815	1,673,614
France 4.6%		6,040,259
Safran SA	21,122	1,337,730
Sanofi	23,855	2,164,603
Total SA	42,509	2,537,926
Germany 1.5%		1,989,919
Deutsche Boerse AG	29,074	1,989,919
Hong Kong 2.0%		2,609,314
Hutchison Whampoa, Ltd.	205,355	2,609,314
Ireland 3.5%		4,605,594
Accenture PLC, Class A	25,009	2,028,730
Experian PLC	171,378	2,576,864
Italy 1.0%		1,287,668
Eni SpA	60,440	1,287,668
Japan 9.4%		12,378,597
Bridgestone Corp.	96,200	3,214,786
Honda Motor Company, Ltd.	78,849	2,520,742
Japan Tobacco, Inc.	98,600	3,364,137
Nippon Telegraph & Telephone Corp.	52,700	3,278,932
Luxembourg 1.7%		2,226,164
SES SA	64,486	2,226,164
Netherlands 6.2%		8,119,692
Akzo Nobel NV	28,859	1,924,506
Heineken NV	26,056	1,946,490
Koninklijke Ahold NV	137,849	2,308,782
Koninklijke Philips NV	69,387	1,939,914
Norway 1.2%		1,623,653
Statoil ASA	70,947	1,623,653
Singapore 1.3%		1,694,756
ComfortDelGro Corp., Ltd.	824,297	1,694,756

12SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Switzerland 4.6%				$6,005,209
	Novartis AG		32,653	3,030,292
	Roche Holding AG		10,081	2,974,917
United Kingdom 8.2%				10,782,690
	Aon PLC		27,046	2,325,956
	British American Tobacco PLC		68,125	3,861,161
	HSBC Holdings PLC		250,270	2,551,594
	Pearson PLC		109,044	2,043,979
United States 48.3%				63,475,438
	Apple, Inc.		18,750	2,025,000
	Arthur J. Gallagher & Company		54,552	2,602,130
	Baxter International, Inc.		36,943	2,591,182
	Brazil Ethanol, Inc. (I) (S)		283,419	2,834
	Chevron Corp.		22,413	2,688,439
	Eaton Corp. PLC		56,358	3,854,324
	Honeywell International, Inc.		20,408	1,961,617
	Huntington Bancshares, Inc.		265,921	2,635,277
	Johnson & Johnson		42,876	4,621,175
	JPMorgan Chase & Company		32,604	1,971,890
	Macy's, Inc.		43,880	2,537,142
	Mattel, Inc.		67,310	2,091,322
	Microsoft Corp.		49,730	2,334,824
	Mondelez International, Inc., Class A		74,042	2,610,721
	Philip Morris International, Inc.		43,940	3,911,099
	QUALCOMM, Inc.		42,698	3,352,220
	Raytheon Company		12,721	1,321,457
	Samsonite International SA		600,600	1,995,629
	The Procter & Gamble Company		34,208	2,985,332
	United Technologies Corp.		36,651	3,921,657
	Verizon Communications, Inc.		65,557	3,294,239
	Viacom, Inc., Class B		57,945	4,211,443
	Wells Fargo & Company		49,575	2,631,937
	Whirlpool Corp.		7,687	1,322,548
	Yield (%)		Shares	Value
Short-term investments 1.0%				$1,344,333
(Cost $1,344,333)
Money market funds 1.0%				1,344,333
State Street Institutional Treasury Money Market Fund	0.0000(Y	)	1,344,333	1,344,333
Total investments (Cost $124,773,760)† 99.1%				$130,193,329
Other assets and liabilities, net 0.9%				$1,141,500
Total net assets 100.0%				$131,334,829

SEE NOTES TO FINANCIAL STATEMENTS13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-14.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $125,367,324. Net unrealized appreciation aggregated $4,826,005, of which $11,062,089 related to appreciated investment securities and $6,236,084 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $124,773,760)	$130,193,329
Foreign currency, at value (Cost $72,824)	52,524
Receivable for investments sold	1,180,801
Receivable for fund shares sold	156,122
Receivable for forward foreign currency exchange contracts	116,511
Dividends receivable	317,582
Receivable due from advisor	108
Other receivables and prepaid expenses	48,360
Total assets	132,065,337
Liabilities
Payable for fund shares repurchased	507,417
Payable to affiliates
Accounting and legal services fees	1,892
Transfer agent fees	29,001
Distribution and service fees	50,791
Other liabilities and accrued expenses	141,407
Total liabilities	730,508
Net assets	$131,334,829
Net assets consist of
Paid-in capital	$341,901,947
Accumulated net realized gain (loss) on investments and foreign currency transactions	(216,075,106)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,507,988
Net assets	$131,334,829

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($69,893,497 ÷ 4,806,747 shares)[1]	$14.54
Class B ($11,069,652 ÷ 787,678 shares)[1]	$14.05
Class C ($28,864,627 ÷ 2,052,003 shares)[1]	$14.07
Class I ($16,573,504 ÷ 1,125,569 shares)	$14.72
Class R2 ($117,131 ÷ 7,993 shares)	$14.65
Class R6 ($115,564 ÷ 7,808 shares)	$14.80
Class NAV ($4,700,854 ÷ 317,086 shares)	$14.83
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.31

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$6,440,759
Securities lending	27,859
Less foreign taxes withheld	(222,360)
Total investment income	6,246,258
Expenses
Investment management fees	1,383,619
Distribution and service fees	759,017
Accounting and legal services fees	29,671
Transfer agent fees	207,750
Trustees' fees	1,215
State registration fees	94,221
Printing and postage	15,233
Professional fees	50,856
Custodian fees	123,597
Registration and filing fees	48,336
Other	14,734
Total expenses	2,728,249
Less expense reductions	(41,308)
Net expenses	2,686,941
Net investment income	3,559,317
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	13,803,536
Investments in affiliated issuers	360
13,803,896
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(3,544,772)
(3,544,772)
Net realized and unrealized gain	10,259,124
Increase in net assets from operations	$13,818,441

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income (loss)	$3,559,317	($267,186)
Net realized gain (loss)	13,803,896	(66,687,071)
Change in net unrealized appreciation (depreciation)	(3,544,772)	50,382,828
Increase (decrease) in net assets resulting from operations	13,818,441	(16,571,429)
Distributions to shareholders
From net investment income
Class A	—	(2,386,058)
Class B	—	(30,098)
Class C	—	(176,076)
Class I	—	(957,527)
Class R2	—	(762)
Class R6	—	(1,038)
Class NAV	—	(77,788)
Total distributions	—	(3,629,347)
From fund share transactions	(89,380,299)	(366,641,266)
Total decrease	(75,561,858)	(386,842,042)
Net assets
Beginning of year	206,896,687	593,738,729
End of year	$131,334,829	$206,896,687
Accumulated net investment loss	—	($7,424,228)

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$13.45		$14.19	$14.51	$19.11	$13.89
Net investment income (loss)[1]	0.34	[2]	— [3]	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	0.75		(0.63)	(0.27)	(3.74)	5.52
Total from investment operations	1.09		(0.63)	(0.30)	(3.84)	5.48
Less distributions
From net investment income	—		(0.11)	(0.02)	(0.44)	(0.26)
From net realized gain	—		—	—	(0.32)	—
Total distributions	—		(0.11)	(0.02)	(0.76)	(0.26)
Net asset value, end of period	$14.54		$13.45	$14.19	$14.51	$19.11
Total return (%)[4,5]	8.10		(4.50)	(2.08)	(20.80)	40.03
Ratios and supplemental data
Net assets, end of period (in millions)	$70		$116	$345	$527	$693
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48		1.49	1.49	1.47	1.49
Expenses including reductions	1.47		1.49	1.49	1.47	1.49
Net investment income (loss)	2.37	[2]	0.02	(0.24)	(0.58)	(0.25)
Portfolio turnover (%)	64		118	93	136	209

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$13.10		$13.84	$14.24	$18.77	$13.66
Net investment income (loss)[1]	0.22	[2]	(0.08)	(0.13)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on investments	0.73		(0.64)	(0.27)	(3.68)	5.43
Total from investment operations	0.95		(0.72)	(0.40)	(3.91)	5.27
Less distributions
From net investment income	—		(0.02)	—	(0.30)	(0.16)
From net realized gain	—		—	—	(0.32)	—
Total distributions	—		(0.02)	—	(0.62)	(0.16)
Net asset value, end of period	$14.05		$13.10	$13.84	$14.24	$18.77
Total return (%)[3,4]	7.25		(5.23)	(2.81)	(21.42)	38.91
Ratios and supplemental data
Net assets, end of period (in millions)	$11		$15	$25	$32	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28		2.25	2.25	2.23	2.30
Expenses including reductions	2.27		2.24	2.25	2.23	2.30
Net investment income (loss)	1.56	[2]	(0.59)	(0.98)	(1.39)	(1.00)
Portfolio turnover (%)	64		118	93	136	209

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$13.10		$13.84	$14.24	$18.77	$13.66
Net investment income (loss)[1]	0.23	[2]	(0.08)	(0.13)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investments	0.74		(0.64)	(0.27)	(3.68)	5.43
Total from investment operations	0.97		(0.72)	(0.40)	(3.90)	5.28
Less distributions
From net investment income	—		(0.02)	—	(0.31)	(0.17)
From net realized gain	—		—	—	(0.32)	—
Total distributions	—		(0.02)	—	(0.63)	(0.17)
Net asset value, end of period	$14.07		$13.10	$13.84	$14.24	$18.77
Total return (%)[3,4]	7.40		(5.19)	(2.81)	(21.35)	39.04
Ratios and supplemental data
Net assets, end of period (in millions)	$29		$46	$112	$171	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	2.20		2.20	2.20	2.18	2.21
Expenses including reductions	2.19		2.19	2.20	2.18	2.21
Net investment income (loss)	1.66	[2]	(0.62)	(0.96)	(1.32)	(0.94)
Portfolio turnover (%)	64		118	93	136	209

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$13.58		$14.32	$14.62	$19.24	$13.96
Net investment income (loss)[1]	0.37	[2]	0.06	— [3]	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	0.77		(0.65)	(0.26)	(3.76)	5.56
Total from investment operations	1.14		(0.59)	(0.26)	(3.80)	5.57
Less distributions
From net investment income	—		(0.15)	(0.04)	(0.50)	(0.29)
From net realized gain	—		—	—	(0.32)	—
Total distributions	—		(0.15)	(0.04)	(0.82)	(0.29)
Net asset value, end of period	$14.72		$13.58	$14.32	$14.62	$19.24
Total return (%)[4]	8.39		(4.17)	(1.70)	(20.48)	40.60
Ratios and supplemental data
Net assets, end of period (in millions)	$17		$25	$104	$214	$196
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21		1.15	1.11	1.07	1.11
Expenses including reductions	1.21		1.15	1.11	1.07	1.11
Net investment income (loss)	2.58	[2]	0.39	0.04	(0.21)	0.09
Portfolio turnover (%)	64		118	93	136	209

1	Based on average daily shares outstanding.
2	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	10-31-14		10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$13.57		$14.32	$15.45
Net investment income[2]	0.31	[3]	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.77		(0.68)	(1.14)
Total from investment operations	1.08		(0.66)	(1.13)
Less distributions
From net investment income	—		(0.09)	—
Total distributions	—		(0.09)	—
Net asset value, end of period	$14.65		$13.57	$14.32
Total return (%)[4]	7.96		(4.64)	(7.31	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.08		17.65	20.36	[7]
Expenses including reductions	1.61		1.61	1.60	[7]
Net investment income	2.18	[3]	0.13	0.13	[7]
Portfolio turnover (%)	64		118	93	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Net investment income per share and ratio of net investment income to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$13.63		$14.38	$14.68	$15.00
Net investment income (loss)[2]	0.38	[3]	0.10	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	0.79		(0.70)	(0.27)	(0.25)
Total from investment operations	1.17		(0.60)	(0.25)	(0.28)
Less distributions
From net investment income	—		(0.15)	(0.05)	(0.04)
Total distributions	—		(0.15)	(0.05)	(0.04)
Net asset value, end of period	$14.80		$13.63	$14.38	$14.68
Total return (%)[4]	8.58		(4.22)	(1.68)	(1.85	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.00		15.53	22.44	17.35	[7]
Expenses including reductions	1.10		1.10	1.10	1.11	[7]
Net investment income (loss)	2.64	[3]	0.72	0.18	(1.36	) [7]
Portfolio turnover (%)	64		118	93	136	[8]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	10-31-14		10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$13.65		$14.39	$14.68	$19.32	$14.02
Net investment income (loss)[1]	0.41	[2]	0.09	0.05	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	0.77		(0.66)	(0.29)	(3.79)	5.57
Total from investment operations	1.18		(0.57)	(0.24)	(3.80)	5.61
Less distributions
From net investment income	—		(0.17)	(0.05)	(0.52)	(0.31)
From net realized gain	—		—	—	(0.32)	—
Total distributions	—		(0.17)	(0.05)	(0.84)	(0.31)
Net asset value, end of period	$14.83		$13.65	$14.39	$14.68	$19.32
Total return (%)[3]	8.64		(4.03)	(1.55)	(20.40)	40.76
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$4	$7	$8	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02		0.98	0.96	0.96	0.97
Expenses including reductions	1.02		0.98	0.96	0.96	0.97
Net investment income (loss)	2.80	[2]	0.67	0.33	(0.08)	0.27
Portfolio turnover (%)	64		118	93	136	209

1	Based on average daily shares outstanding.
2	Net Investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.09 and 0.67%, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements

Note 1 — Organization

John Hancock Global Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

26

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$4,336,429	—	$4,336,429	—
Bermuda	1,673,614	—	1,673,614	—
France	6,040,259	—	6,040,259	—
Germany	1,989,919	—	1,989,919	—
Hong Kong	2,609,314	—	2,609,314	—
Ireland	4,605,594	$2,028,730	2,576,864	—
Italy	1,287,668	—	1,287,668	—
Japan	12,378,597	—	12,378,597	—
Luxembourg	2,226,164	—	2,226,164	—
Netherlands	8,119,692	—	8,119,692	—
Norway	1,623,653	—	1,623,653	—
Singapore	1,694,756	—	1,694,756	—
Switzerland	6,005,209	—	6,005,209	—
United Kingdom	10,782,690	2,325,956	8,456,734	—
United States	63,475,438	61,476,975	1,995,629	$2,834
Short-term investments	1,344,333	1,344,333	—	—
Total Investments in Securities	$130,193,329	$67,175,994	$63,014,501	$2,834

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

27

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2014 were $457. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a short-term capital loss carryfoward of $23,615,218 and a long-term capital loss carryforward of $191,749,407 available to offset future net realized capital gains. These carryforwards as of October 31, 2014, do not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	—	$3,629,347

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Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the fund had no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, derivative transactions, wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2014, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended October 31, 2014, the fund held forward foreign currency contracts

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with U.S. Dollar notional values ranging up to $6.1 million as measured at each quarter end. The following table summarizes the contracts held at October 31, 2014.

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR 515,757	USD 645,625	State Street Bank and Trust Company	12/10/2014	$840	—	$840
USD 5,475,332	EUR 4,276,000	State Street Bank and Trust Company	12/10/2014	$115,671	—	$115,671
				$116,511		$116,511

Currency Abbreviations
EUR	Euro
USD	United States Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2014, by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$116,511	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Investments in unaffiliated issuers and foreign currency transactions*
Foreign currency contracts	Net realized gain (loss) on:	222,210

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*
Foreign currency contracts	Change in unrealized appreciation (depreciation) of:	$116,511

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the Fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.850% of the first $500 million of the fund's average daily net assets; (b) 0.825% of the next $500 million of the fund's average daily net assets; and (c) 0.800% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.61% and 1.10% for Class R2 and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

Effective February 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. If following the Class Expense Waiver to the extent that Expenses of Class R6 shares exceed 1.10% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation.

Effective March 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, blue sky fees and printing and postage, as applicable, to the extent they exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class B shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective March 1, 2014, the Advisor voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.55%, 2.25% and 1.25%, for Class A, Class C, and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

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For the year ended October 31, 2014, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$5,963	Class R2	$15,087
Class B	852	Class R6	15,491
Class C	2,366	Class NAV	303
Class I	1,246	Total	$41,308

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.82% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $81,301 for the year ended October 31, 2014. Of this amount, $12,862 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $66,153 was paid as sales commissions to broker-dealers and $2,286 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2014, CDSCs received by the Distributor amounted to $2,455, $52,065 and $3,219 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature

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Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$271,455	$120,217	$21,392	$6,878
Class B	128,601	17,090	13,425	2,846
Class C	358,631	47,654	13,675	4,879
Class I	—	22,745	15,399	—
Class R2	330	22	15,132	265
Class R6	—	22	15,198	365
Total	$759,017	$207,750	$94,221	$15,233

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2014 and 2013 were as follows:

		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class A shares
Sold	521,626	$7,400,881	2,385,974	$33,578,800
Distributions reinvested	—	—	163,878	2,312,328
Repurchased	(4,354,902)	(61,540,020)	(18,228,676)	(254,249,981)
Net decrease	(3,833,276)	$(54,139,139)	(15,678,824)	$(218,358,853)
Class B shares
Sold	7,154	$98,443	51,245	$686,691
Distributions reinvested	—	—	1,942	26,872
Repurchased	(366,726)	(5,035,078)	(688,833)	(9,234,831)
Net decrease	(359,572)	$(4,936,635)	(635,646)	$(8,521,268)
Class C shares
Sold	136,922	$1,893,581	313,413	$4,250,131
Distributions reinvested	—	—	10,819	149,632
Repurchased	(1,609,663)	(22,049,318)	(4,912,604)	(66,355,807)
Net decrease	(1,472,741)	$(20,155,737)	(4,588,372)	$(61,956,044)
Class I shares
Sold	966,131	$14,230,255	1,716,980	$24,832,085
Distributions reinvested	—	—	56,156	797,394
Repurchased	(1,671,537)	(24,255,092)	(7,233,382)	(101,230,222)
Net decrease	(705,406)	$(10,024,837)	(5,460,246)	$(75,600,743)

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		Year ended 10-31-14		Year ended 10-31-13
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	2,352	$34,326	206	$2,821
Repurchased	(2,948)	(42,169)	(39)	(527)
Net increase (decrease)	(596)	$(7,843)	167	$2,294
Class R6 Shares
Sold	635	$9,265	3,827	$55,844
Distributions reinvested	—	—	3	39
Repurchased	(2,020)	(28,120)	(1,563)	(22,173)
Net increase (decrease)	(1,385)	$(18,855)	2,267	$33,710
Class NAV shares
Sold	113,483	$1,640,321	90,742	$1,286,219
Distributions reinvested	—	—	5,455	77,788
Repurchased	(120,677)	(1,737,574)	(257,371)	(3,604,369)
Net decrease	(7,194)	$(97,253)	(161,174)	$(2,240,362)
Total net decrease	(6,380,170)	$(89,380,299)	(26,521,828)	$(366,641,266)

Affiliates of the fund owned 81%, 85% and 100% of shares of beneficial interest of Class R2, Class R6 and Class NAV shares, respectively on October 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $102,196,397 and $190,405,133, respectively, for the year ended October 31, 2014.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of
John Hancock Global Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Opportunities Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

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Continuation of Investment Advisory and Subadvisory Agreements

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Global Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2013. The Board took into account management's discussion of the fund's performance.

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The Board noted that the fund changed portfolio managers in May 2013 and has outperformed its peer group since this management change. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses, including action taken that will further reduce certain fund expenses.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board also took into account that the fund is subject to a voluntary expense cap that reduces certain expenses of the fund. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also

39

considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisor fees for this fund are equal to the peer group median.

The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

40

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

44

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

45

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

46

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205614	69A 10/14 12/14

John Hancock

Enduring Equity Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Enduring Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
18	Financial highlights
23	Notes to financial statements
30	Auditor's report
31	Tax information
32	Evaluation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

TOTAL RETURN AS OF 10/31/14 (%)

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets. It is not possible to invest directly in an index.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

U.S. stocks surged

U.S. equities continued to outpace stock markets in other regions; the S&P 500 Index, a proxy for the broad U.S. market, finished the period at an all-time high.

Fund delivered a solid start

During its first, abbreviated fiscal year, the fund delivered double-digit total returns, outperforming the broader global equity market along the way.

Utilities led the way

As a group, the fund's utilities holdings did well, particularly in the United States.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

While the fund is not managed to track a benchmark, its multiple strategies and focus on investments in certain sectors may lead it to lag broad market rallies. The fund is non-diversified and holds a limited number of securities, making it vulnerable to events affecting a single issuer. Master limited partnerships and other energy companies are susceptible to changes in energy and commodity prices. Natural resource investments are subject to political and regulatory developments, and the uncertainty of exploration. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Illiquid securities may be difficult to sell at a price approximating their value. Real estate investment trusts may decline in value, just like direct ownership of real estate. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager G. Thomas Levering, Wellington Management

 G. Thomas Levering
Portfolio Manager
Wellington Management

What's the major idea behind this relatively new fund?

On December 20, 2013, John Hancock Investments introduced John Hancock Enduring Equity Fund, investing primarily in stocks of companies holding physical assets with long economic lives. These assets often have operational lives measured in decades, and it's difficult for new entrants to compete with them.

We think the fund may have a place for investors seeking to diversify portfolios through exposure to assets that may generate attractive risk-adjusted returns over the long term, with dividend income and the potential benefit of inflation protection.

What is your investment philosophy, and how do you apply it in managing the fund?

The fund's strategy reflects our belief that buying stocks of companies with long-lived physical assets, strong competitive positions, and stable earnings increases an investor's probability of earning attractive long-term returns.

We manage with a long-term approach, one that seeks to outperform global equities over a multi-year time horizon. Managing downside risk is an important component of our style. We also seek out investments that are good inflation-hedging candidates.

The fund's holdings include stocks of companies with electric, gas, and water networks; power generation plants; oil and gas pipelines; and transportation infrastructure. However, we don't focus exclusively on companies with regulated assets.

The fund can own any company with enduring physical assets if we think the business possesses a suitable competitive advantage and the valuation presents a favorable risk/reward profile. Examples include positions in real estate, telecommunications, and natural resource companies.

What was the market environment like during the period from the fund's inception, on December 20, 2013, through the end of the fiscal year, on October 31, 2014?

Market volatility itself was rather erratic over the course of the period. We saw some exceptionally low Chicago Board Options Exchange Volatility Index (VIX) readings in the spring, but sharp market movements spiked near the start of the fall.

In October alone, the fund's benchmark, the MSCI All Country (AC) World Index, plunged during the first several trading days, only to rebound sharply during the month's final few sessions of trading.

Fears of weak global economic growth and falling oil prices triggered an increase in risk aversion early in the final month of the period. Geopolitical risks and the imminent end to the U.S. Federal Reserve's quantitative easing program also added to investors' anxiety.

Encouraging economic data from the United States and China sparked a relief rally during the final two weeks of the fiscal year. Broadly speaking, solid corporate earnings and favorable management guidance also aided the dissipation of global recession concerns.

What factors contributed to the fund's solid results during its inaugural fiscal year?

For the period since inception through October 31, 2014, the fund's Class A shares generated a positive total return of 10.80%, excluding sales charges, outpacing the benchmark, which returned 7.59%,

A broad range of fund holdings did well during the period. As a group, utilities holdings were strong performers, particularly in the United States and Europe. North American midstream energy stocks also contributed to results.

In terms of individual holdings, top contributors to absolute performance included UGI Corp., Equity

SECTOR COMPOSITION AS OF 10/31/14 (%)

Lifestyle Properties, Inc., and Guangdong Investment, Ltd. Shares of U.S.-based UGI, the world's largest propane distributor, rose during the period on strong execution in its propane business, which currently enjoys limited competition. The stock price of Equity Lifestyle Properties, an owner and operator of manufactured home communities largely based in Florida, rose following its strong quarterly results, further growth of its dividend, and a long-term trend of rent increases in excess of inflation.

Finally, Guangdong Investment, the sole supplier of fresh water to Hong Kong, saw its shares rise after announcing that the supply contract for its water pipeline would be renewed at terms more favorable than the market anticipated.

Were there any disappointments?

Emerging markets holdings did not fare as well, particularly those in the energy infrastructure industry.

Some of the biggest detractors from absolute performance included Companhia Paranaense de Energia (COPEL), Kunlun Energy Company, Ltd., and Beijing Enterprises Holdings, Ltd. The share price of COPEL, a Brazilian electric utility, fell on fears that poor hydrological conditions could limit sales via forced rationing of power. During the period, we eliminated the fund's position over concerns that electricity rationing would harm the company's cash flows.

Kunlun Energy, a gas distribution company in China, and Beijing Enterprises, an industrial conglomerate with a significant portion of its business in energy infrastructure, each saw their shares fall during the period amid concerns over a potential tariff reduction that could prove unfavorable to either company's gas pipelines

TOP TEN HOLDINGS AS OF 10/31/14 (%)

UGI Corp.	4.9
National Grid PLC	4.6
Guangdong Investment, Ltd.	4.1
NextEra Energy, Inc.	4.0
Canadian National Railway Company	3.7
Equity Lifestyle Properties, Inc.	3.6
Enbridge, Inc.	3.6
Cheung Kong Infrastructure Holdings, Ltd.	3.6
Suez Environnement Company	3.4
ENN Energy Holdings, Ltd.	3.2
TOTAL	38.7
As a percentage of net assets.
Cash and cash equivalents are not included.

Are there any other changes in positioning you'd like to note here?

We manage the fund with a relatively low turnover style given the long-term lens with which we view its underlying assets.

Still, we eliminated the fund's remaining exposure to Brazil during the period as weather continued to be challenging in the region, pushing reservoir levels close to record lows. We believe power rationing may eventually be required and this, in combination with broader macro uncertainty driven by the latest election cycle, leads us to look for more attractive opportunities elsewhere around the globe.

MANAGED BY

G. Thomas Levering On the fund since 2013 Investing since 1993

COUNTRY COMPOSITION AS OF 10/31/14 (%)

United States	27.4
Hong Kong	16.3
United Kingdom	10.7
Canada	10.2
China	6.2
France	5.9
Italy	5.7
Japan	4.9
Norway	3.1
Spain	3.0
Other countries	6.6
Total	100.0

As a percentage of net assets.

The views expressed in this report are exclusively those of G. Thomas Levering, Wellington Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Cumulative total returns (%) with maximum sales charge
Since inception[1]
Class A	5.26
Class C2	9.68
Class I3	11.07
Class R6[3]	11.13
Class NAV[3]	11.28
Index†	7.59

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R6*	Class NAV*
Gross (%)	1.91	2.54	1.60	1.50	1.39
Net (%)	1.90	2.54	1.60	1.39	1.39

*	Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the MSCI AC World Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Enduring Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI AC World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	12-20-13	10,968	11,068	10,759
Class I3	12-20-13	11,107	11,107	10,759
Class R6[3]	12-20-13	11,113	11,113	10,759
Class NAV[3]	12-20-13	11,128	11,128	10,759

The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,031.30	$9.73	1.90%
Class C2	1,000.00	1,024.30	12.11	2.60%
Class I	1,000.00	1,032.80	8.20	1.60%
Class R6	1,000.00	1,033.30	7.69	1.50%
Class NAV	1,000.00	1,034.70	6.87	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,015.60	$9.65	1.90%
Class C	1,000.00	1,012.10	13.19	2.60%
Class I	1,000.00	1,017.10	8.13	1.60%
Class R6	1,000.00	1,017.60	7.63	1.50%
Class NAV	1,000.00	1,018.50	6.82	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	Inception date for Class C shares is 5-16-14. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 168/365 (to reflect the period).

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 96.7%		$152,343,966
(Cost $140,198,198)
Consumer discretionary 3.1%		4,907,330
Media 3.1%
Comcast Corp., Class A	88,660	4,907,330
Energy 11.2%		17,595,748
Oil, gas and consumable fuels 11.2%
Enbridge Energy Management LLC (I)(L)	124,388	4,419,506
Enbridge, Inc.	118,590	5,611,468
Kunlun Energy Company, Ltd.	2,208,000	2,936,634
TransCanada Corp.	93,900	4,628,140
Financials 5.9%		9,241,532
Diversified financial services 2.3%
Groupe Bruxelles Lambert SA	40,516	3,620,809
Real estate investment trusts 3.6%
Equity Lifestyle Properties, Inc.	114,475	5,620,723
Industrials 10.6%		16,711,665
Construction and engineering 2.5%
Vinci SA	70,065	3,999,187
Industrial conglomerates 2.4%
Beijing Enterprises Holdings, Ltd.	466,500	3,805,817
Road and rail 3.7%
Canadian National Railway Company	81,890	5,773,461
Transportation infrastructure 2.0%
Flughafen Zuerich AG	4,917	3,133,200
Telecommunication services 6.1%		9,668,907
Diversified telecommunication services 3.0%
Telenor ASA	214,348	4,819,966
Wireless telecommunication services 3.1%
NTT DOCOMO, Inc.	287,500	4,848,941
Utilities 59.8%		94,218,784
Electric utilities 18.7%
Cheung Kong Infrastructure Holdings, Ltd.	768,000	5,609,721
Korea Electric Power Corp., ADR (L)	162,575	3,553,890
NextEra Energy, Inc.	62,435	6,257,236
Power Assets Holdings, Ltd.	460,500	4,452,232
Red Electrica Corp. SA	54,891	4,796,444
SSE PLC	184,003	4,716,178

12SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Utilities (continued)
Gas utilities 14.3%
	ENN Energy Holdings, Ltd.		776,000	$5,014,978
	Hong Kong & China Gas Company, Ltd.		1,035,386	2,417,819
	Osaka Gas Company, Ltd.		714,000	2,848,025
	Snam SpA		818,302	4,424,953
	UGI Corp.		206,022	7,764,969
Independent power and renewable electricity producers 5.9%
	China Longyuan Power Group Corp., H Shares		4,502,000	4,800,873
	Enel Green Power SpA		1,849,375	4,546,269
Multi-utilities 13.7%
	National Grid PLC		487,361	7,232,420
	PG&E Corp.		95,125	4,786,690
	Suez Environnement Company		316,829	5,337,705
	Wisconsin Energy Corp. (L)		86,600	4,300,556
Water utilities 7.2%
	Guangdong Investment, Ltd.		4,920,000	6,459,193
	Severn Trent PLC		153,257	4,898,633
	Yield (%)		Shares	Value
Securities lending collateral 1.0%				$1,642,355
(Cost $1,642,385)
Securities lending collateral 1.0%				1,642,355
John Hancock Collateral Investment Trust (W)	0.1171(Y	)	164,129	1,642,355
Total investments (Cost $141,840,583)† 97.7%				$153,986,321
Other assets and liabilities, net 2.3%				$3,565,446
Total net assets 100.0%				$157,551,767

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-14.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-14.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $142,166,467. Net unrealized appreciation aggregated $11,819,854, of which $15,325,960 related to appreciated investment securities and $3,506,106 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments in unaffiliated issuers, at value (Cost $140,198,198) including $1,608,280 of securities loaned	$152,343,966
Investments in affiliated issuers, at value (Cost $1,642,385)	1,642,355
Total investments, at value (Cost $141,840,583)	153,986,321
Cash	6,007,405
Foreign currency, at value (Cost $101,043)	101,044
Receivable for investments sold	58,711
Receivable for fund shares sold	53
Dividends and interest receivable	97,566
Receivable for securities lending income	458
Receivable due from advisor	468
Other receivables and prepaid expenses	65,268
Total assets	160,317,294
Liabilities
Payable for fund shares repurchased	1,050,410
Payable upon return of securities loaned	1,642,950
Payable to affiliates
Accounting and legal services fees	1,683
Transfer agent fees	2,243
Other liabilities and accrued expenses	68,241
Total liabilities	2,765,527
Net assets	$157,551,767
Net assets consist of
Paid-in capital	$146,574,517
Undistributed net investment income	1,814,656
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,980,333)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,142,927
Net assets	$157,551,767

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($6,641,223 ÷ 604,235 shares)[1]	$10.99
Class C ($2,077,541 ÷ 188,949 shares)[1]	$11.00
Class I ($148,091 ÷ 13,468 shares)	$11.00
Class R6 ($109,994 ÷ 10,000 shares)	$11.00
Class NAV ($148,574,918 ÷ 13,500,104 shares)	$11.01
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.57

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the period ended 10-31-141

Investment income
Dividends	$4,927,253
Securities lending	19,241
Less foreign taxes withheld	(236,763)
Total investment income	4,709,731
Expenses
Investment management fees	1,302,344
Distribution and service fees	17,572
Accounting and legal services fees	19,124
Transfer agent fees	5,653
Trustees' fees	1,905
State registration fees	57,920
Printing and postage	1,926
Professional fees	42,390
Custodian fees	47,887
Registration and filing fees	60,117
Organizational fees	15,274
Other	7,266
Total expenses	1,579,378
Less expense reductions	(61,309)
Net expenses	1,518,069
Net investment income	3,191,662
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(2,983,508)
(2,983,508)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	12,142,957
Investments in affiliated issuers	(30)
12,142,927
Net realized and unrealized gain	9,159,419
Increase in net assets from operations	$12,351,081

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$3,191,662
Net realized loss	(2,983,508)
Change in net unrealized appreciation (depreciation)	12,142,927
Increase in net assets resulting from operations	12,351,081
Distributions to shareholders
From net investment income
Class A	(48,815)
Class C	(5,582)
Class I	(1,920)
Class R6	(1,127)
Class NAV	(1,337,411)
Total distributions	(1,394,855)
From fund share transactions	146,595,541
Total increase	157,551,767
Net assets
Beginning of period	—
End of period	$157,551,767
Undistributed net investment income	$1,814,656

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.10	[3]
Net realized and unrealized gain on investments	0.98
Total from investment operations	1.08
Less distributions
From net investment income	(0.09)
Total distributions	(0.09)
Net asset value, end of period	$10.99
Total return (%)[4,5]	10.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28	[7]
Expenses including reductions	1.90	[7]
Net investment income	1.10	[3,7]
Portfolio turnover (%)	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.15 and 1.39%, respectively.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.80
Net investment loss[2]	(0.02)
Net realized and unrealized gain on investments	0.28
Total from investment operations	0.26
Less distributions
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$11.00
Total return (%)[3,4]	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	3.49	[6]
Expenses including reductions	2.60	[6]
Net investment loss	(0.40	) [6]
Portfolio turnover (%)	17	[7]

1	The inception date for Class C shares is 5-16-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS19

Class I Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.24	[3]
Net realized and unrealized gain (loss) on investments	0.87
Total from investment operations	1.11
Less distributions
From net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.00
Total return (%)[4]	11.07	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	15.29	[7]
Expenses including reductions	1.60	[7]
Net investment income	2.58	[3,7]
Portfolio turnover (%)	17

1	Period from 12-20-13 (commencement of operations) to10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.29	[3]
Net realized and unrealized gain on investments	0.82
Total from investment operations	1.11
Less distributions
From net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$11.00
Total return (%)[4]	11.13	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	20.14	[7]
Expenses including reductions	1.50	[7]
Net investment income	3.15	[3,7]
Portfolio turnover (%)	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class NAV Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.28	[3]
Net realized and unrealized gain on investments	0.85
Total from investment operations	1.13
Less distributions
From net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$11.01
Total return (%)[4]	11.28	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$149
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	[6]
Expenses including reductions	1.37	[6]
Net investment income	3.03	[3,6]
Portfolio turnover (%)	17

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.15 and 1.39%, respectively.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Enduring Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return from capital appreciation and income, with an emphasis on absolute returns over a full market cycle.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

The fund commenced operations on December 20, 2013.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$4,907,330	$4,907,330	—	—
Energy	17,595,748	14,659,114	$2,936,634	—
Financials	9,241,532	5,620,723	3,620,809	—
Industrials	16,711,665	5,773,461	10,938,204	—
Telecommunication services	9,668,907	—	9,668,907	—
Utilities	94,218,784	26,663,341	67,555,443	—
Securities lending collateral	1,642,355	1,642,355	—	—
Total Investments in Securities	$153,986,321	$59,266,324	$94,719,997	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended October 31, 2014 were $480. For the period ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a short-term capital loss carryfoward of $2,663,682. This carryforward as of October 31, 2014, does not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, at least annually. The tax character of distributions for the period ended October 31, 2014 was $1,394,855 of ordinary income.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $1,826,115 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.200% of the first $250 million of the fund's average daily net assets; and (b) 1.150% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company, LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the fund's total expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, short dividend expense and acquired fund fees to 1.90%, 2.60%, 1.60% and 1.50% for Class A, Class C, Class I and Class R6 shares, respectively, of the fund's average daily net asset value, on an annual basis. The current expense reimbursements and limits will continue in effect until at least February 28, 2015 for Class A, Class I and Class R6 shares and until February 29, 2016 for Class C shares, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective February 1, 2014, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average daily net assets. The fee waiver and/or reimbursement will continue in effect until February 28, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time. This waiver was in effect on a voluntary basis for January 1, 2014 to January 31, 2014.

The Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.25% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, printing and postage fees, short dividend expense and acquired fund fees. This expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the period ended October 31, 2014, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$13,114	Class R6	$17,138
Class C	6,415	Class NAV	7,550
Class I	17,092	Total	$61,309

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2014 were equivalent to a net annual effective rate of 1.14% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $7,576 for the period ended October 31, 2014. Of this amount, $1,149 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $6,399 was paid as sales commissions to broker-dealers and $28 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2014, there were no CDSCs received by the Distributor for Class A or Class C.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$10,386	$4,539	$16,928	$1,010
Class C	7,186	944	7,244	216
Class I	—	152	16,874	350
Class R6	—	18	16,874	350
Total	$17,572	$5,653	$57,920	$1,926

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2014 were as follows:

		Period ended 10-31-14[1]
	Shares	Amount
Class A shares
Sold	873,961	$9,508,251
Distributions reinvested	4,346	47,919
Repurchased	(274,072)	(2,946,456)
Net increase	604,235	$6,609,714
Class C shares[2]
Sold	220,250	$2,429,586
Distributions reinvested	452	5,001
Repurchased	(31,753)	(346,634)
Net increase	188,949	$2,087,953

		Period ended 10-31-14[1]
	Shares	Amount
Class I shares
Sold	20,279	$213,835
Distributions reinvested	77	850
Repurchased	(6,888)	(75,786)
Net increase	13,468	$138,899
Class R6 Shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class NAV shares
Sold	14,077,821	$144,067,774
Distributions reinvested	122,113	1,337,411
Repurchased	(699,830)	(7,746,210)
Net increase	13,500,104	$137,658,975
Total net increase	14,316,756	$146,595,541

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

2 The inception date for Class C shares is 5-16-14.

Affiliates of the fund owned 2%, 4%, 74%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV shares, respectively, on October 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $164,010,828 and $20,843,164, respectively, for the period ended October 31, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2014, funds within the John Hancock group of funds complex held 94.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Conservative Portfolio	49.9%
John Hancock Funds II Alternative Asset Allocation Portfolio	28.7%
John Hancock Funds II Lifestyle Moderate Portfolio	15.8%

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Enduring Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Enduring Equity Fund (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 20, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $2,860,574. The fund intends to pass through foreign tax credits of $202,872.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on December 16-18, 2013, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved John Hancock Enduring Equity Fund (the New Fund), a new series of the Trust.

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) relating to the New Fund (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Wellington Management Company, LLP (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and performance information of comparable accounts managed by the Subadvisor, and including with respect to the Subadvisor and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account a presentation from the Subadvisor at the December 16-18, 2013 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were higher than the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	considered the financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to contract owners under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(d)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(e)	noted that the subadvisory fees for the New Fund are paid by the Advisor and are negotiated at arm's length;
(f)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the Trust's distributor will receive Rule 12b-1 payments to support distribution of the New Fund;
(g)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed to waive a portion of its management fee for the New Fund and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are each of the fund of funds in the complex, which benefit through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.);

34

(b)	considered that the Advisor has agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses;
(c)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(d)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the comparative performance of the New Fund's benchmark and comparable funds managed by the New Fund's portfolio managers; and
(c)	the proposed subadvisory fee for the New Fund.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

The Board also received information with respect to any Material Relationships with respect to the Subadvisor, which include arrangements in which unaffiliated subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust's advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold

35

to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund and the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm's-length.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board took into account that a composite of comparable accounts managed by the Subadvisor underperformed the New Fund's benchmark for the one-year period ended September 30, 2013, and outperformed the New Fund's benchmark for the three-year period ended September 30, 2013. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	The proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided and are a product of arm's length negotiations between the Advisor and Subadvisor; and
(3)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

39

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company, LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

41

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Enduring Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205611	438A 10/14 12/14

John Hancock

Seaport Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Seaport Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
24	Financial statements
29	Financial highlights
34	Notes to financial statements
47	Auditor's report
48	Evaluation of investment advisory and subadvisory agreements
53	Trustees and Officers
57	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

TOTAL RETURN AS OF 10/31/14 (%)

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

U.S. stocks reached new highs

The S&P 500 Index finished the period at an all-time high after stocks in that index surged in the final trading days of October.

Shorts detracted from fund's performance

During its first, abbreviated fiscal year, the fund delivered a modestly positive total return, muted by short exposure designed to manage risk.

Healthcare led the way

The fund's healthcare strategy was the primary contributor to total return.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

Common stocks	104.5
Health care	31.6
Information technology	27.7
Financials	18.8
Industrials	13.0
Consumer discretionary	8.6
Consumer staples	1.8
Energy	1.3
Materials	0.8
Utilities	0.5
Telecommunication services	0.4
Purchased options	0.2
Investments sold short	-49.6
Other assets and liabilities	44.9
TOTAL	100.0
As a percentage of net assets.

A note about risks

The fund's strategies entail a high degree of risk. Leveraging, short positions, a non-diversified portfolio focused in a few sectors, and the use of hedging and derivatives greatly amplify the risk of potential loss and can increase costs. A non-diversified portfolio holds a limited number of securities, making it vulnerable to events affecting a single issuer. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Exchange-traded funds reflect the risks inherent in their underlying securities, including liquidity risk. Fixed income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

From the Investment Management Team
Wellington Management Company, LLP

What's the essence of this relatively new fund?

On December 20, 2013, John Hancock Investments introduced Seaport Fund, a long-short investment style similar to that used by hedge funds of funds. The fund uses a multistrategy approach allocated among four distinct long-short styles: diversified equity, healthcare, financials, and information technology.

We believe this approach, which combines the insight and expertise of multiple investment teams into a single portfolio, enables the fund to capitalize on sources of potential return without relying exclusively on rising market prices to drive performance.

The fund seeks capital appreciation through a mix of long and short positions across a range of sectors. The strategy employs bottom-up stock picking and fundamental research alongside top-down views on the valuation of various sectors.

What factors drove the overall fund's relative performance versus its benchmark?

We don't manage the fund closely to any one benchmark, but the broad MSCI World Index serves as a reference point. From inception on December 20, 2013, through October 31, 2014, the fund's Class A shares returned 1.00%, and the MSCI World Index returned 7.86%.

Within the overall fund, the long portfolio's contribution was partially offset by the short portfolio's loss. The fund implements its short exposures through sector and broad market exchange-traded funds.

The fund's diversified equity and financials strategies detracted from absolute and relative returns during the period as well.

Can you tell us more about some of unconventional tools at your discposal and how they affected the fund's performance during the period?

The fund may invest in a variety of derivatives, but it's the technique of short selling that played a meaningful role in the fund's performance during this period. In a rising stock market, short exposure is often a relative drag on results as it was during the period under review. These short positions also tend to increase portfolio turnover.

4

We generally use short positions for risk management, to reduce equity market exposure, and to hedge against macro factors, but these positions can also reflect a cyclical view on a sector.

The fund's healthcare results were relatively strong during the period. Can you tell us about the healthcare team's philosophy, and how you apply it in managing the fund?

We like to describe ourselves as value investors in a growth sector; an overriding goal is to exploit promising long-term healthcare trends. The favorable momentum right now is in part a result of biomedical innovation, the ongoing rollout of the Affordable Care Act in the United States, and the rising demand for quality healthcare in the newly affluent emerging markets.

We are patient investors, seeking to add value with a deep understanding of our industries, judicious trading, and an extended time horizon. Because the volatility of valuations generally exceeds the volatility of company fundamentals, we seek to capitalize on what we view as unjustified valuation swings, with specific security selection driven by our insight into the companies and subsectors in which we invest.

Are there any notable themes within the fund?

Biopharmaceutical stocks are a noteworthy portion of the net long exposure, within the healthcare strategy and the fund as a whole. We are excited about the scientific innovations surfacing in the industry.

The pace and breadth of the scientific advancements in many companies' drug development pipelines are as impressive as we have seen in our careers as healthcare investors. We think this bodes well for healthcare.

Healthcare service companies also constitute a meaningful portion of net long exposure, including positions in drug distributors, hospitals, drugstores, and health insurers. We see important structural changes playing out across healthcare delivery systems that will continue to create an attractive backdrop.

COUNTRY COMPOSITION AS OF 10/31/14 (%)

United States	83.4
United Kingdom	5.9
Netherlands	4.3
Switzerland	3.2
Bermuda	3.2
Total	100.0

As a percentage of net assets.

5

Do you view the uptick in volatility in biotechnology as a temporary condition or as something potentially more enduring?

As a group, biotechnology stocks have been choppy in recent months, particularly for small- and mid-cap names. Still, keep in mind that the industry has delivered an enviable record of performance over the course of the last two years.

We believe returns have been driven by significant progress in biology. Over the last 18 months or so, there have been over 100 initial public offerings and significant secondary fund-raising efforts, a reflection of scientific progress finding its way to the marketplace.

It's our view that the market needed to absorb all of this new funding and differentiate among the science tied to the various companies. We were not surprised by the cooling off we experienced midway through the period.

What can you tell us about some of the larger positions?

Bristol-Myers Squibb Company was the largest position, both within the healthcare strategy and at the fund level overall. In the last few years, this biopharmaceutical company transformed itself from an organization that primarily sold cardiovascular and diabetes drugs into one focused on specialty therapeutic areas.

Bristol-Myers Squibb is going through a period of patent expiration; one key patent expired in 2012, and another expires in 2015. The company's earnings have been depressed lately because of the patent expirations and large immuno-oncology research-and-development expenditures. In our view, immuno-oncology is one of the most exciting areas in the field, and we believe Bristol-Myers Squibb has a full year's lead over its competition in bringing new therapies to market. Indeed, we think the stock is undervalued.

TOP TEN HOLDINGS AS OF 10/31/14 (%) (LONG)

Bristol-Myers Squibb Company	2.3
Apple, Inc.	2.3
American International Group, Inc.	1.4
Actavis PLC	1.4
Alibaba Group Holding, Ltd., ADR	1.2
Kennedy Wilson Europe Real Estate PLC	1.1
Alkermes PLC	1.0
AerCap Holdings NV	0.9
Celgene Corp.	0.9
Akamai Technologies, Inc.	0.9
TOTAL	13.4
As a percentage of net assets.

6

Alkermes PLC is another interesting holding. The Ireland-based company focuses on the development of drugs for noncontagious diseases that affect a small portion of the population (so-called orphan diseases). The market viewed the company as a likely acquisition target, given the potential for tax benefits for a U.S.-based acquirer. That view is less widely held following the recent steps taken by the U.S. Treasury to limit the advantages of such transactions.

We think Alkermes has strong merits based on its scientific pipeline, particularly its long-acting phase III schizophrenia drug and its phase III depression drug. The schizophrenia drug, aripiprazole lauroxil, generated favorable results during a pivotal phase III trial in June. This will be Alkermes' first wholly marketed drug, and, in our view, is a major event that should lower the stock's risk profile.

MANAGED BY

The Seaport fund is managed by a 12 person team at Wellington Management.

TOP TEN HOLDINGS AS OF 10/31/14 (%) (SHORT)

iShares Russell 2000 Growth ETF	-7.3
iShares Russell Mid-Cap Growth ETF	-5.0
SPDR S&P 500 ETF Trust	-3.8
iShares Russell 2000 ETF	-3.3
Vanguard FTSE Developed Markets ETF	-2.8
SPDR S&P Biotech ETF	-2.4
SPDR S&P Regional Banking ETF	-2.1
Consumer Staples Select Sector SPDR Fund	-2.1
Health Care Select Sector SPDR Fund	-1.9
iShares Core S&P Small-Cap ETF	-1.9
TOTAL	-32.6
As a percentage of net assets.

The views expressed in this report are exclusively those of Wellington Management Company, LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Cumulative total returns (%) with maximum sales charge
Since inception[1]
Class A	-4.05
Class C2	0.00
Class I3	1.30
Class R6[3]	1.60
Class NAV[3]	1.60
Index†	7.86

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R6*	Class NAV*
Gross (%)	3.62	4.32	3.31	3.21	3.11
Net (%)	3.62	4.32	3.31	3.11	3.11

*Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	12-20-13	10,000	10,100	10,786
Class I3	12-20-13	10,130	10,130	10,786
Class R6[3]	12-20-13	10,160	10,160	10,786
Class NAV[3]	12-20-13	10,160	10,160	10,786

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 12-20-13
2	Class C shares were first offered on 5-16-14. The returns prior to this date are those of Class NAV shares which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,021.20	$17.78	3.49%
Class C2	1,000.00	1,024.30	19.19	4.12%
Class I	1,000.00	1,023.23	15.55	3.05%
Class R6	1,000.00	1,025.20	15.01	2.94%
Class NAV	1,000.00	1,025.20	15.01	2.94%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,007.60	$17.66	3.49%
Class C	1,000.00	1,004.40	20.82	4.12%
Class I	1,000.00	1,009.80	15.45	3.05%
Class R6	1,000.00	1,010.40	14.90	2.94%
Class NAV	1,000.00	1,010.40	14.90	2.94%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
2	The inception date for Class C shares is 5-16-14. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 168/365 (to reflect the period).

11

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 104.5%		$228,892,684
(Cost $212,657,995)
Consumer discretionary 8.6%		18,927,737
Automobiles 0.3%
Tesla Motors, Inc. (I)	2,745	663,467
Hotels, restaurants and leisure 1.2%
Chipotle Mexican Grill, Inc. (I)(L)	470	299,860
Diamond Resorts International, Inc. (I)	57,443	1,491,220
Panera Bread Company, Class A (I)	5,412	874,796
Household durables 1.0%
iRobot Corp. (I)	13,800	492,936
Whirlpool Corp.	9,913	1,705,525
Internet and catalog retail 1.5%
Amazon.com, Inc. (I)(L)	2,290	699,503
Expedia, Inc. (L)	2,900	246,413
Netflix, Inc. (I)	1,644	645,714
TripAdvisor, Inc. (I)	7,395	655,641
zulily, Inc., Class A (I)	30,056	1,093,437
Media 2.1%
IMAX Corp. (I)(L)	64,338	1,895,397
Markit, Ltd. (I)	20,000	510,800
Naspers, Ltd.	9,758	1,217,107
The Walt Disney Company (L)	4,810	439,538
Time Warner Cable, Inc. (L)	3,400	500,514
Specialty retail 1.4%
Advance Auto Parts, Inc.	8,665	1,273,408
Lowe's Companies, Inc.	30,028	1,717,602
Textiles, apparel and luxury goods 1.1%
Samsonite International SA	467,100	1,552,045
Skechers U.S.A., Inc., Class A (I)(L)	17,403	952,814
Consumer staples 1.8%		3,955,750
Food and staples retailing 0.9%
Brasil Pharma SA (I)	118,400	173,682
CVS Health Corp. (L)	13,170	1,130,118
Diplomat Pharmacy, Inc. (I)	5,900	126,850
Walgreen Company	10,250	658,255
Food products 0.7%
Cranswick PLC	15,792	358,549
Greencore Group PLC	277,243	1,163,313

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Personal products 0.2%
Hypermarcas SA (I)	29,000	$202,342
Nu Skin Enterprises, Inc., Class A	2,700	142,641
Energy 1.3%		2,750,584
Oil, gas and consumable fuels 1.3%
Diamondback Energy, Inc. (I)	11,356	777,205
Pacific Rubiales Energy Corp.	60,400	911,051
Pioneer Natural Resources Company	5,619	1,062,328
Financials 18.8%		41,285,543
Banks 5.7%
Alior Bank SA (I)	28,776	639,646
Bank of Ireland (I)	1,029,788	405,381
BankUnited, Inc.	27,600	825,240
BNP Paribas SA	6,297	395,716
Citigroup, Inc. (L)	20,200	1,081,306
Credit Agricole SA	44,876	664,087
FinecoBank Banca Fineco SpA (I)	108,344	563,921
First Citizens BancShares, Inc., Class A	3,800	954,598
First Republic Bank (L)	9,600	488,928
ING Groep NV (I)	86,790	1,242,864
Jyske Bank A/S (I)	4,952	267,006
Mitsubishi UFJ Financial Group, Inc.	86,000	501,312
Shinsei Bank, Ltd.	282,000	633,759
Societe Generale SA	11,275	543,354
Standard Chartered PLC	20,228	304,485
The PNC Financial Services Group, Inc.	22,400	1,935,136
Zions Bancorporation (L)	34,500	999,465
Capital markets 4.4%
American Capital, Ltd. (I)(L)	73,600	1,091,488
Ameriprise Financial, Inc.	6,200	782,254
Anima Holding SpA (I)	125,141	585,804
Banca Generali SpA	15,242	404,413
BlackRock, Inc.	5,396	1,840,630
HFF, Inc., Class A	33,623	1,058,452
Julius Baer Group, Ltd. (I)	35,010	1,534,759
Legg Mason, Inc.	8,500	442,000
Northern Trust Corp.	7,748	513,692
Raymond James Financial, Inc. (L)	8,800	493,944
SEI Investments Company	4,900	189,434
Virtus Investment Partners, Inc. (L)	2,210	396,054
WisdomTree Investments, Inc. (I)(L)	25,300	373,175

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Financials (continued)
Diversified financial services 0.6%
MSCI, Inc. (L)	15,100	$704,566
Nomad Holdings, Ltd. (I)(L)	24,900	288,331
WL Ross Holding Corp. (I)(L)	23,000	246,560
Insurance 5.3%
Ageas	24,282	811,697
AIA Group, Ltd.	94,200	525,676
American International Group, Inc. (L)	57,498	3,080,168
Assured Guaranty, Ltd. (L)	40,400	932,432
Brasil Insurance Participacoes e Administracao SA	13,800	41,522
Delta Lloyd NV	49,783	1,134,716
Primerica, Inc. (L)	10,303	526,998
Principal Financial Group, Inc.	9,500	497,515
Prudential Financial, Inc. (L)	5,100	451,554
St James's Place PLC	55,223	660,318
Swiss Life Holding AG (I)	1,787	410,011
T&D Holdings, Inc.	36,600	471,462
The Allstate Corp. (L)	7,400	479,890
The Hartford Financial Services Group, Inc.	28,580	1,131,196
Tokio Marine Holdings, Inc.	12,800	410,472
Real estate investment trusts 1.6%
Grivalia Properties REIC	40,617	439,016
Hibernia REIT PLC (I)	162,916	10,208
Hibernia REIT PLC (I)	321,026	442,808
Industrial & Infrastructure Fund Investment Corp.	36	294,478
Kennedy Wilson Europe Real Estate PLC	142,098	2,361,905
Prologis Property Mexico SA de CV (I)	41,500	85,951
Real estate management and development 0.8%
Forest City Enterprises, Inc., Class A (I)	39,900	833,511
Kennedy-Wilson Holdings, Inc. (L)	23,000	623,070
Mitsui Fudosan Company, Ltd.	7,000	225,165
Thrifts and mortgage finance 0.4%
Beneficial Mutual Bancorp, Inc. (I)	29,300	393,499
EverBank Financial Corp.	32,300	618,545
Health care 31.6%		69,122,713
Biotechnology 8.7%
Actelion, Ltd. (I)	2,167	258,079
Alkermes PLC (I)(L)	41,361	2,090,799
Alnylam Pharmaceuticals, Inc. (I)	10,360	960,786
Anacor Pharmaceuticals, Inc. (I)	22,410	659,078
Arena Pharmaceuticals, Inc. (I)(L)	111,482	486,062
BioCryst Pharmaceuticals, Inc. (I)	20,700	242,604

14SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Biotechnology (continued)
Biogen Idec, Inc. (I)	2,170	$696,744
Celgene Corp. (I)	19,424	2,080,116
Cepheid, Inc. (I)	5,980	317,000
Cubist Pharmaceuticals, Inc. (I)	4,430	320,245
Dyax Corp. (I)	61,060	755,312
Epizyme, Inc. (I)	3,170	84,100
Exelixis, Inc. (I)(L)	34,890	59,313
Foundation Medicine, Inc. (I)	15,190	393,117
Genus PLC	16,000	315,191
Gilead Sciences, Inc. (I)	9,580	1,072,960
Incyte Corp. (I)	8,060	540,504
Ironwood Pharmaceuticals, Inc. (I)(L)	62,246	872,689
Kite Pharma, Inc. (I)	400	14,796
Neurocrine Biosciences, Inc. (I)	28,400	525,968
Novavax, Inc. (I)(L)	52,530	294,168
NPS Pharmaceuticals, Inc. (I)	36,470	999,278
Portola Pharmaceuticals, Inc. (I)(L)	33,826	964,041
Prothena Corp. PLC (I)	17,300	379,389
Regeneron Pharmaceuticals, Inc. (I)(L)	4,050	1,594,566
Regulus Therapeutics, Inc. (I)	43,090	860,076
Seattle Genetics, Inc. (I)	3,250	119,178
Synageva BioPharma Corp. (I)	1,820	137,847
TESARO, Inc. (I)	10,220	284,320
Versartis, Inc. (I)	190	3,783
Vertex Pharmaceuticals, Inc. (I)	5,777	650,721
Health care equipment and supplies 3.3%
ABIOMED, Inc. (I)	7,947	260,582
Becton, Dickinson and Company	4,250	546,975
Boston Scientific Corp. (I)(L)	23,150	307,432
Covidien PLC	6,400	591,616
DexCom, Inc. (I)(L)	38,000	1,708,100
Endologix, Inc. (I)	33,920	386,688
Globus Medical, Inc., Class A (I)	15,760	349,399
HeartWare International, Inc. (I)(L)	12,500	964,000
K2M Group Holdings, Inc. (I)	29,800	479,780
Medtronic, Inc.	11,570	788,611
Olympus Corp. (I)	3,630	130,335
Quidel Corp. (I)	938	26,780
St. Jude Medical, Inc.	7,810	501,168
Stryker Corp. (L)	2,880	252,086
Health care providers and services 6.7%
Acadia Healthcare Company, Inc. (I)	22,663	1,406,239

SEE NOTES TO FINANCIAL STATEMENTS15

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Accretive Health, Inc. (I)	29,130	$209,736
Aetna, Inc. (L)	14,240	1,174,942
Al Noor Hospitals Group PLC	22,258	362,437
Cardinal Health, Inc. (L)	10,730	842,090
Cigna Corp.	11,800	1,174,926
Envision Healthcare Holdings, Inc. (I)(L)	55,986	1,956,711
HCA Holdings, Inc. (I)(L)	20,590	1,442,330
iKang Healthcare Group, Inc., ADR (I)	1,300	23,738
McKesson Corp. (L)	6,990	1,421,836
MEDNAX, Inc. (I)	4,320	269,698
NMC Health PLC	57,050	451,044
Phoenix Healthcare Group Company, Ltd.	112,070	220,835
Qualicorp SA (I)	19,250	195,783
Spire Healthcare Group PLC (I)(S)	39,500	176,927
Team Health Holdings, Inc. (I)	5,020	313,951
UnitedHealth Group, Inc.	15,340	1,457,453
Universal Health Services, Inc., Class B	9,860	1,022,581
WellCare Health Plans, Inc. (I)	6,850	464,910
Health care technology 1.6%
Allscripts Healthcare Solutions, Inc. (I)	36,990	507,503
athenahealth, Inc. (I)	6,560	803,600
Castlight Health, Inc., B Shares (I)	19,000	237,690
Cerner Corp. (I)	8,600	544,724
IMS Health Holdings, Inc. (I)	28,635	694,399
Veeva Systems, Inc., Class A (I)(L)	26,110	777,556
Life sciences tools and services 1.8%
Agilent Technologies, Inc. (L)	4,080	225,542
Covance, Inc. (I)	2,690	214,931
Fluidigm Corp. (I)	11,480	332,920
MorphoSys AG (I)	4,253	402,853
PAREXEL International Corp. (I)(L)	3,700	200,947
Quintiles Transnational Holdings, Inc. (I)	6,140	359,436
Tecan Group AG	4,151	438,425
Techne Corp.	3,980	362,379
Thermo Fisher Scientific, Inc.	2,760	324,493
VWR Corp. (I)(L)	16,300	363,816
WuXi PharmaTech Cayman, Inc., ADR (I)	18,350	691,795
Pharmaceuticals 9.5%
Actavis PLC (I)(L)	12,532	3,042,018
Aerie Pharmaceuticals, Inc. (I)	5,600	141,232
Almirall SA (I)	26,505	434,666
AstraZeneca PLC	20,774	1,517,506

16SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
AstraZeneca PLC, ADR	15,765	$1,149,899
Bristol-Myers Squibb Company (L)	86,812	5,051,590
Daiichi Sankyo Company, Ltd.	17,590	264,586
Dr. Reddy's Laboratories, Ltd., ADR	4,460	233,213
Eisai Company, Ltd.	10,100	395,003
Eli Lilly & Company	7,950	527,324
Hospira, Inc. (I)(L)	8,300	445,710
Kyowa Hakko Kirin Company, Ltd.	17,300	201,776
Merck & Company, Inc.	8,340	483,220
Novartis AG	2,310	214,375
Ono Pharmaceutical Company, Ltd.	19,860	2,004,756
Relypsa, Inc. (I)(L)	9,270	190,684
Roche Holding AG	2,030	599,056
Salix Pharmaceuticals, Ltd. (I)	3,410	490,529
Sanofi	4,504	408,693
Shionogi & Company, Ltd.	39,760	1,040,191
Teva Pharmaceutical Industries, Ltd., ADR	8,410	474,913
The Medicines Company (I)	21,665	548,558
UCB SA	10,734	865,657
Industrials 13.0%		28,492,500
Aerospace and defense 0.6%
DigitalGlobe, Inc. (I)(L)	45,144	1,290,667
Air freight and logistics 0.6%
FedEx Corp.	8,404	1,406,830
Commercial services and supplies 1.6%
Atento SA (I)	9,200	108,008
Edenred	32,485	900,557
Mitie Group PLC	105,558	509,291
Platform Specialty Products Corp. (I)	74,705	1,852,128
West Corp.	2,570	82,240
Construction and engineering 0.7%
AECOM Technology Corp. (I)	45,998	1,497,235
Electrical equipment 1.2%
Acuity Brands, Inc.	12,728	1,774,665
Generac Holdings, Inc. (I)	20,942	949,510
Industrial conglomerates 0.8%
Danaher Corp. (L)	20,657	1,660,823
Machinery 0.6%
Watts Water Technologies, Inc., Class A (L)	19,955	1,209,872
Marine 0.5%
Irish Continental Group PLC	332,750	1,162,659

SEE NOTES TO FINANCIAL STATEMENTS17

	Shares	Value
Industrials (continued)
Professional services 3.8%
Equifax, Inc. (L)	17,100	$1,295,154
Experian PLC	47,020	706,999
Huron Consulting Group, Inc. (I)(L)	17,745	1,235,229
IHS, Inc., Class A (I)(L)	13,137	1,721,341
ManpowerGroup, Inc. (L)	11,600	774,300
Nielsen NV	3,500	148,715
Robert Half International, Inc. (L)	14,050	769,659
SThree PLC	120,793	598,566
Verisk Analytics, Inc., Class A (I)(L)	3,565	222,278
WageWorks, Inc. (I)(L)	14,125	805,266
Road and rail 1.1%
Landstar System, Inc.	17,698	1,309,829
Swift Transportation Company (I)	49,135	1,213,635
Trading companies and distributors 1.5%
AerCap Holdings NV (I)(L)	48,002	2,080,407
HD Supply Holdings, Inc. (I)	41,839	1,206,637
Information technology 27.7%		60,750,231
Communications equipment 1.9%
Aruba Networks, Inc. (I)(L)	15,900	343,122
Cisco Systems, Inc. (L)	42,600	1,042,422
F5 Networks, Inc. (I)(L)	13,589	1,671,175
Ruckus Wireless, Inc. (I)	18,000	233,640
Sonus Networks, Inc. (I)	222,000	770,340
Electronic equipment, instruments and components 1.5%
Cognex Corp.	30,586	1,209,982
Sunny Optical Technology Group Company, Ltd.	133,000	215,911
TE Connectivity, Ltd.	31,973	1,954,509
Internet software and services 6.3%
Akamai Technologies, Inc. (I)(L)	33,796	2,037,899
Alibaba Group Holding, Ltd., ADR (I)(L)	25,811	2,544,965
Baidu, Inc., ADR (I)	7,173	1,712,697
Bankrate, Inc. (I)	28,955	314,451
Benefitfocus, Inc. (I)(L)	12,900	357,459
CoStar Group, Inc. (I)	8,214	1,323,193
eBay, Inc. (I)(L)	14,450	758,625
Envestnet, Inc. (I)(L)	7,400	328,708
Everyday Health, Inc. (I)	10,500	143,535
Facebook, Inc., Class A (I)(L)	9,686	726,353
Google, Inc., Class A (I)(L)	525	298,132
Google, Inc., Class C (I)(L)	675	377,379
HomeAway, Inc. (I)(L)	18,615	649,664

18SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Just Eat PLC (I)	67,557	$332,665
Marketo, Inc. (I)	8,500	274,295
VeriSign, Inc. (I)	8,030	479,873
WebMD Health Corp. (I)	7,200	307,296
Xoom Corp. (I)	22,900	345,790
Yelp, Inc. (I)(L)	8,295	497,700
IT services 7.2%
Accenture PLC, Class A (L)	13,645	1,106,882
Alliance Data Systems Corp. (I)(L)	2,590	733,877
Automatic Data Processing, Inc. (L)	16,130	1,319,111
Cardtronics, Inc. (I)(L)	21,645	830,952
Cognizant Technology Solutions Corp., Class A (I)(L)	18,615	909,343
EPAM Systems, Inc. (I)(L)	7,850	374,759
Euronet Worldwide, Inc. (I)	3,200	171,744
EVERTEC, Inc. (L)	30,265	687,016
ExlService Holdings, Inc. (I)	47,595	1,332,184
Forrester Research, Inc.	12,190	491,013
Gartner, Inc. (I)	1,840	148,506
Genpact, Ltd. (I)(L)	63,185	1,108,897
Global Payments, Inc. (L)	10,455	841,628
Heartland Payment Systems, Inc. (L)	25,775	1,331,279
QIWI PLC, ADR	9,395	297,540
Sapient Corp. (I)	33,255	575,977
Vantiv, Inc., Class A (I)(L)	20,915	646,692
VeriFone Systems, Inc. (I)	15,900	592,434
Visa, Inc., Class A (L)	3,700	893,291
WEX, Inc. (I)(L)	12,400	1,408,144
Semiconductors and semiconductor equipment 3.2%
Altera Corp.	11,400	391,818
Applied Materials, Inc. (L)	21,600	477,144
Applied Micro Circuits Corp. (I)	31,840	206,005
ARM Holdings PLC	30,553	432,550
Freescale Semiconductor, Ltd. (I)(L)	38,100	757,809
Intel Corp.	12,800	435,328
Micron Technology, Inc. (I)	14,800	489,732
NXP Semiconductor NV (I)(L)	24,214	1,662,533
SK Hynix, Inc. (I)	16,802	749,273
Sumco Corp.	41,500	558,138
SunPower Corp. (I)	30,025	955,996
Software 3.5%
Activision Blizzard, Inc. (L)	42,249	842,868
Adobe Systems, Inc. (I)	4,240	297,309

SEE NOTES TO FINANCIAL STATEMENTS19

	Shares	Value
Information technology (continued)
Software (continued)
Cadence Design Systems, Inc. (I)	53,458	$959,571
CDK Global, Inc. (I)	5,376	180,634
Citrix Systems, Inc. (I)(L)	1,240	79,645
FactSet Research Systems, Inc.	2,100	276,024
FleetMatics Group PLC (I)	9,000	334,260
Guidewire Software, Inc. (I)(L)	3,450	172,293
HubSpot, Inc. (I)	3,300	117,579
Intuit, Inc. (L)	10,335	909,583
Microsoft Corp.	13,650	640,868
Red Hat, Inc. (I)(L)	5,355	315,517
Salesforce.com, Inc. (I)	3,895	249,241
Solera Holdings, Inc.	5,095	264,685
Tableau Software, Inc., Class A (I)	900	74,331
Verint Systems, Inc. (I)(L)	30,532	1,755,285
VMware, Inc., Class A (I)	1,400	116,998
Technology hardware, storage and peripherals 4.1%
Apple, Inc. (L)	46,596	5,032,368
Hewlett-Packard Company	18,200	653,016
Lenovo Group, Ltd.	266,000	392,772
NEC Corp.	351,000	1,241,268
Nimble Storage, Inc. (I)(L)	12,200	333,792
Stratasys, Ltd. (I)	3,600	433,296
Super Micro Computer, Inc. (I)	5,500	175,780
Western Digital Corp. (L)	7,440	731,873
Materials 0.8%		1,763,236
Chemicals 0.1%
Monsanto Company	2,400	276,096
Construction materials 0.5%
Eagle Materials, Inc.	12,935	1,130,907
Containers and packaging 0.2%
Ball Corp.	1,200	77,316
Crown Holdings, Inc. (I)	1,665	79,803
Graphic Packaging Holding Company (I)	16,415	199,114
Telecommunication services 0.4%		823,318
Diversified telecommunication services 0.4%
Koninklijke KPN NV	119,009	391,746
Level 3 Communications, Inc. (I)	9,200	431,572
Utilities 0.5%		1,021,072
Electric utilities 0.5%
Hokkaido Electric Power Company, Inc. (I)	30,200	253,539

20SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
Kyushu Electric Power Company, Inc. (I)	22,100	$239,777
Shikoku Electric Power Company, Inc. (I)	19,100	262,105
The Kansai Electric Power Company, Ltd. (I)	26,900	265,651
Warrants 0.0%		$13,322
(Cost $249)
Nomad Holdings, Ltd. (Expiration Date: 4-10-17; Strike Price: $11.50) (I)	24,900	13,322
	Shares/Par	Value
Purchased options 0.2%		$483,767
(Cost $848,673)
Call options 0.0%		106,187
Exchange Traded on Hertz Global Holdings, Inc. (Expiration Date: 12-20-14; Strike Price: $32.00) (I)	11,000	825
Exchange Traded on Hertz Global Holdings, Inc. (Expiration Date: 12-20-14; Strike Price: $33.00) (I)	13,000	650
Over the Counter on the USD vs. JPY (Expiration Date: 12-17-14; Strike Price: $110.00; Counterparty: JPMorgan Chase Bank) (I)	3,993,298	104,712
Put options 0.2%		377,580
Exchange Traded on Industrial Select Sector SPDR (Expiration Date: 1-17-15; Strike Price: $50.00) (I)	63,400	26,628
Exchange Traded on iShares Russell 2000 ETF (Expiration Date: 1-17-15; Strike Price: $105.00) (I)	30,200	35,183
Exchange Traded on iShares Russell 2000 ETF (Expiration Date: 12-20-14; Strike Price: $109.00) (I)	44,200	47,957
Exchange Traded on PowerShares QQQ Trust Series 1 (Expiration Date: 12-20-14; Strike Price: $95.00) (I)	51,400	33,924
Exchange Traded on S&P 500 Index (Expiration Date: 1-17-15; Strike Price: $1,775.00) (I)	6,500	54,275
Over the Counter on DAX Index (Expiration Date: 1-16-15; Strike Price: EUR 8,660.12; Counterparty: JPMorgan Chase Bank) (I)	122	14,407
Over the Counter on DAX Index (Expiration Date: 1-16-15; Strike Price: EUR 9,141.23; Counterparty: JPMorgan Chase Bank) (I)	73	18,593
Over the Counter on DAX Index (Expiration Date: 12-19-14; Strike Price: EUR 8,660.12; Counterparty: JPMorgan Chase Bank) (I)	152	12,264
Over the Counter on DAX Index (Expiration Date: 12-19-14; Strike Price: EUR 9,141.23; Counterparty: JPMorgan Chase Bank) (I)	86	17,147
Over the Counter on Financial Select Sector SPDR Fund FLEX Options (Expiration Date: 1-14-15; Strike Price: $20.63; Counterparty: Morgan Stanley & Company, Inc.) (I)	282,600	26,100
Over the Counter on S&P 500 Index Contingent Interest Payment (Expiration Date: 12-17-15; Strike Price: $1,832.08; Counterparty: JPMorgan Clearing Corp.) (I)	1,676	3,599
Over the Counter on the EUR vs. CHF (Expiration Date: 9-21-15; Strike Price: EUR 1.18; Counterparty: JPMorgan Chase Bank) (I)	1,450,408	20,239

SEE NOTES TO FINANCIAL STATEMENTS21

	Shares/Par	Value
Put options (continued)
Over the Counter on the EUR vs. CHF (Expiration Date: 9-21-15; Strike Price: EUR 1.18; Counterparty: JPMorgan Chase Bank) (I)	3,286,898	$45,865
Over the Counter on the EUR vs. USD (Expiration Date: 1-5-15; Strike Price: EUR 1.25; Counterparty: JPMorgan Chase Bank) (I)	1,535,506	21,399
Total investments (Cost $213,506,917)† 104.7%		$229,389,773
Other assets and liabilities, net (4.7%)*		($10,217,706)
Total net assets 100.0%		$219,172,067
	Shares	Value
Investments sold short (49.6)%
(Cost ($103,112,473))
Exchange-traded funds
Alerian MLP ETF	(9,400)	$(174,652)
Consumer Staples Select Sector SPDR Fund	(97,980)	(4,576,644)
Financial Select Sector SPDR Fund	(166,300)	(3,964,592)
First Trust Dow Jones Internet Index Fund (I)	(21,732)	(1,326,521)
Global X MSCI Colombia ETF	(23,513)	(412,888)
Health Care Select Sector SPDR Fund	(61,380)	(4,129,033)
iShares Core S&P Small-Cap ETF	(36,815)	(4,105,241)
iShares Global Utilities ETF	(12,400)	(617,892)
iShares iBoxx Investment Grade Corporate Bond ETF	(14,970)	(1,786,520)
iShares MSCI Brazil Capped ETF	(21,518)	(930,438)
iShares MSCI Emerging Markets ETF	(37,480)	(1,579,782)
iShares MSCI Finland Capped ETF	(20,100)	(657,270)
iShares MSCI South Korea Capped ETF	(6,200)	(363,506)
iShares MSCI Sweden ETF	(9,250)	(304,510)
iShares MSCI Taiwan ETF	(42,400)	(666,528)
iShares NASDAQ Biotechnology ETF	(6,780)	(2,011,084)
iShares North American Tech-Software ETF	(20,165)	(1,814,245)
iShares PHLX Semiconductor ETF	(25,200)	(2,196,180)
iShares Russell 2000 ETF	(61,618)	(7,182,194)
iShares Russell 2000 Growth ETF	(115,736)	(15,928,746)
iShares Russell Mid-Cap Growth ETF	(120,488)	(10,942,720)
iShares S&P Small-Cap 600 Growth ETF	(1,500)	(180,450)
iShares US Consumer Goods ETF	(5,200)	(530,972)
iShares US Medical Devices ETF	(1,020)	(109,517)
Market Vectors Agribusiness ETF	(20,141)	(1,080,766)
Market Vectors Oil Service ETF	(10,410)	(470,532)
PowerShares Dynamic Retail Portfolio	(27,750)	(960,150)
PowerShares NASDAQ Internet Portfolio (I)	(13,100)	(894,468)
PowerShares QQQ Trust Series 1	(17,260)	(1,750,164)
SPDR S&P 500 ETF Trust	(40,945)	(8,256,969)

22SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Exchange-traded funds
SPDR S&P Biotech ETF	(31,180)	$(5,343,940)
SPDR S&P Insurance ETF	(24,834)	(1,628,614)
SPDR S&P Pharmaceuticals ETF	(13,530)	(1,507,107)
SPDR S&P Regional Banking ETF	(115,450)	(4,627,236)
SPDR S&P Retail ETF	(28,451)	(2,516,491)
SPDR S&P Transportation ETF	(6,700)	(657,605)
Vanguard Consumer Staples ETF	(8,300)	(1,011,106)
Vanguard FTSE Developed Markets ETF	(155,550)	(6,161,336)
Vanguard FTSE Emerging Markets ETF	(34,040)	(1,451,466)
Vanguard FTSE Europe ETF	(69,030)	(3,739,355)
Vanguard Small-Cap Growth ETF	(800)	(100,024)
Total Investments sold short (Cost ($103,112,473))		($108,649,454)

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar
Notes to Portfolio of Investments
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
(I)	Non-income producing security.
(L)	A portion of this security is segregated at the custodian as collateral for securities sold short. At 10-31-14, the value segregated was $64,318,773.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Includes investments sold short.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $215,449,601. Net unrealized appreciation aggregated $13,940,172 of which $19,670,935 related to appreciated investment securities and $5,730,763 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS23

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $213,506,917)	$229,389,773
Cash	7,129,763
Foreign currency, at value (Cost $135)	134
Cash held at broker for futures contracts	29,340
Cash segregated at custodian for options contracts	481,179
Cash held at broker for securities sold short	91,468,942
Receivable for investments sold	6,609,025
Receivable for fund shares sold	25,387
Receivable for forward foreign currency exchange contracts	39,758
Dividends and interest receivable	122,390
Swap contracts, at value (including net unamortized upfront payment of $8,415)	1,443,931
Receivable due from advisor	16,406
Other receivables and prepaid expenses	66,948
Total assets	336,822,976
Liabilities
Investments sold short, at value (Proceeds received $103,112,473)	108,649,454
Payable for investments purchased	7,018,954
Payable for forward foreign currency exchange contracts	1,307
Payable for fund shares repurchased	33,542
Written options, at value (premium received $212,083)	66,596
Swap contracts, at value (including net unamortized upfront payment of $61,454)	1,605,506
Payable for futures variation margin	9,772
Dividends payable for securities sold short	37,786
Payable for broker fees and expenses on short sales	103,034
Payable to affiliates
Accounting and legal services fees	2,353
Transfer agent fees	4,927
Other liabilities and accrued expenses	117,678
Total liabilities	117,650,909
Net assets	$219,172,067
Net assets consist of
Paid-in capital	$213,981,249
Net investment loss	(44,164)
Accumulated net realized gain (loss) on investments, securities sold short, futures contracts, options written, foreign currency transactions and swap agreements	(5,167,650)
Net unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	10,402,632
Net assets	$219,172,067

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($5,227,564 ÷ 517,397 shares)[1]	$10.10
Class C ($393,097 ÷ 38,928 shares)[1]	$10.10
Class I ($17,875,999 ÷ 1,763,893 shares)	$10.13
Class R6 ($101,577 ÷ 10,000 shares)	$10.16
Class NAV ($195,573,830 ÷ 19,252,737 shares)	$10.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.63

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS25

STATEMENT OF OPERATIONS  For the period ended 10-31-141

Investment income
Dividends	$1,442,916
Interest	1,598
Less foreign taxes withheld	(54,581)
Total investment income	1,389,933
Expenses
Investment management fees	2,230,752
Dividends on investment sold short	957,334
Broker fees and expenses on short sales	686,296
Distribution and service fees	6,995
Accounting and legal services fees	26,211
Transfer agent fees	11,313
Trustees' fees	2,519
State registration fees	58,065
Printing and postage	4,611
Professional fees	215,768
Custodian fees	71,080
Registration and filing fees	69,508
Other	8,010
Total expenses	4,348,462
Less expense reductions	(82,638)
Net expenses	4,265,824
Net investment loss	(2,875,891)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(2,635,807)
Securities sold short	(2,543,154)
Futures contracts	(406,731)
Written options	325,849
Swap contracts	155,133
(5,104,710)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	15,919,522
Securities sold short	(5,536,981)
Futures contracts	(16,860)
Written options	145,487
Swap contracts	(108,536)
10,402,632
Net realized and unrealized gain	5,297,922
Increase in net assets from operations	$2,422,031

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

26SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment loss	($2,875,891)
Net realized loss	(5,104,710)
Change in net unrealized appreciation (depreciation)	10,402,632
Increase in net assets resulting from operations	2,422,031
From fund share transactions	216,750,036
Total increase	219,172,067
Net assets
Beginning of year	—
End of year	$219,172,067
Net investment loss	($44,164)

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS27

STATEMENT OF CASH FLOWS For the period ended 10-31-14

Net increase in net assets from operations	$2,422,031
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(387,182,671)
Long-term investments sold	172,861,799
Purchase to cover short sales	(72,528,716)
Proceeds from short sales	173,098,036
Increase in short-term investments	(1,797,244)
Increase in foreign currency	(134)
Increase in cash held at broker for futures contracts	(29,340)
Increase in receivable for investments sold	(6,609,025)
Increase in unrealized appreciation/depreciation for forward foreign currency exchange contracts	(38,451)
Increase in dividends and interest receivable	(122,390)
Decrease in unrealized appreciation/depreciation of swap contracts	161,575
Increase in receivable due from advisor	(16,406)
Increase in other assets	(66,948)
Increase in cash held at broker for securities sold short	(91,468,942)
Increase in cash collateral for option contracts	(481,179)
Increase in payable for investments purchased	7,018,954
Increase in payable for written options	66,596
Increase in payable for futures variation margin	9,772
Increase in payable to affiliates	7,280
Increase in other liabilities and accrued expenses	117,678
Increase in dividends payable for short sales	37,786
Net change in unrealized (appreciation) depreciation on investments	(15,882,856)
Net change in unrealized (appreciation) depreciation on investments sold short	5,536,981
Net realized loss on investments	2,611,198
Net realized loss on investments sold short	2,543,154
Net cash used in operating activities	($209,731,462)
Cash flows from financing activities
Increase in payable for broker fees and expenses on short sales	103,034
Portfolio shares sold	228,250,830
Portfolio shares repurchased	(11,500,794)
Increase in receivable for Portfolio shares sold	(25,387)
Increase in payable for Portfolio shares repurchased	33,542
Net cash provided by financing activities	$216,861,225
Net increase in cash	$7,129,763
Cash at beginning of period	-
Cash at end of period	$7,129,763

28SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.21)
Net realized and unrealized gain on investments	0.31
Total from investment operations	0.10
Net asset value, end of period	$10.10
Total return (%)[3,4]	1.00	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	4.29	[6]
Expenses including reductions	3.44	[6]
Net investment loss	(2.51	) [6]
Portfolio turnover (%)	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS29

Class C Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.86
Net investment loss[2]	(0.15)
Net realized and unrealized gain on investments	0.39
Total from investment operations	0.24
Net asset value, end of period	$10.10
Total return (%)[3,4]	2.43	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	10.15	[7]
Expenses including reductions	4.12	[7]
Net investment loss	(3.31	) [7]
Portfolio turnover (%)	375	[8]

1	The inception date for Class C shares is 5-16-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 12-20-13 to 10-31-14.

30SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.19)
Net realized and unrealized gain (loss) on investments	0.32
Total from investment operations	0.13
Net asset value, end of period	$10.13
Total return (%)[3]	1.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	3.16	[5]
Expenses including reductions	3.03	[5]
Net investment loss	(2.20	) [5]
Portfolio turnover (%)	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS31

Class R6 Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.17)
Net realized and unrealized gain on investments	0.33
Total from investment operations	0.16
Net asset value, end of period	$10.16
Total return (%)[3]	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	22.57	[6]
Expenses including reductions	2.84	[6]
Net investment loss	(1.90	) [6]
Portfolio turnover (%)	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

32SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.17)
Net realized and unrealized gain on investments	0.33
Total from investment operations	0.16
Net asset value, end of period	$10.16
Total return (%)[3]	1.60	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$196
Ratios (as a percentage of average net assets):
Expenses before reductions	2.87	[5]
Expenses including reductions	2.85	[5]
Net investment loss	(1.91	) [5]
Portfolio turnover (%)	375

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS33

Notes to financial statements

Note 1 — Organization

John Hancock Seaport Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

The fund commenced operations on December 20, 2013.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds sold short, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$18,927,737	$16,158,585	$2,769,152	—
Consumer staples	3,955,750	2,057,864	1,897,886	—
Energy	2,750,584	2,750,584	—	—
Financials	41,285,543	24,071,251	17,214,292	—
Health care	69,122,713	58,224,539	10,898,174	—
Industrials	28,492,500	22,762,300	5,730,200	—
Information technology	60,750,231	56,827,654	3,922,577	—
Materials	1,763,236	1,763,236	—	—
Telecommunication services	823,318	431,572	391,746	—
Utilities	1,021,072	—	1,021,072	—
Warrants	13,322	13,322	—	—
Purchased options	483,767	203,041	280,726	—
Total Investments in Securities	$229,389,773	$185,263,948	$44,125,825	—
Investments sold short and other financial instruments:
Exchange-traded funds	($108,649,454)	($108,649,454)	—	—
Futures	($16,860)	($16,860)	—	—
Forward Foreign Currency Contracts	$38,451	—	$38,451	—
Written Options	($66,596)	($56,795)	($9,801)	—
Credit Default Swaps	($76,308)	—	($76,308)	—
Total Return Swaps	($85,267)	—	($85,267)	—

Securities sold short. The fund may sell securities short or maintain a short position in anticipation of the decline in the market value of that security (a short sale), including securities that the fund does not own. To complete the short sale, the fund must borrow the security to make delivery to the buyer. The fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. At October 31, 2014, the fund paid $957,334 in dividends on short sales, as shown in the Statement of operations.

The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price of the security at replacement may differ from the price at which the security was sold. The fund will incur a loss, as a result of the short sale, if the price of the security increases between the date of the short sale and when the fund replaces the borrowed security. This loss may be unlimited. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

The fund has an agreement with a prime broker in order to execute its short sales strategy. The usage of a prime broker involves counterparty risk, including the risk that a prime broker may default on its obligation and that the fund may lose its collateral deposit or short sale proceeds. The fund incurs expenses as a result of executing the short sale strategy and the maintenance of any margin, as required by the prime brokerage agreement. At October 31, 2014, the fund incurred broker fees and expenses on short sales in the amount of $686,296, as shown in the Statement of operations.

Dividends on investments sold short and broker fees and expenses on short sales incurred for the period ended October 31, 2014 were equivalent to a net annual effective rate of 1.11% of the fund's average daily net assets.

The proceeds of the short sale may be retained by the broker to meet margin requirements or the fund may reinvest short sale proceeds. Because the fund may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The fund is required to segregate cash or securities with its custodian, so that the amount segregated plus the amount retained by the broker is at least equal to the current value of the securities sold short. At October 31, 2014, the fund had cash collateral held at the broker for securities sold short in the amount of $91,468,942, as shown in the Statement of assets and liabilities. In addition, at October 31, 2014, the fund had segregated securities at the custodian with market value of $64,318,773 as shown in the Fund's investments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to potentially participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended October 31, 2014 were $492. For the year ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a short-term capital loss carryforward of $2,827,201 and a long-term capital loss carryforward of $483,073 available to offset future net realized capital gains. These carryforwards as of October 31, 2014, do not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, derivative transactions and wash sale loss deferrals.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash held at broker for securities sold short.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the period ended October 31, 2014, the fund used futures contracts to manage against anticipated changes in securities markets. During the period ended October 31, 2014, the fund held futures contracts with notional values ranging from $853,200 to $11.8 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2014.

Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
German Euro BUND Futures	1	Short	Dec 2014	($186,461)	($189,113)	($2,652)
NASDAQ 100 E-Mini Futures	8	Short	Dec 2014	(649,872)	(664,080)	(14,208)
						($16,860)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the period ended October 31, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the period ended October 31, 2014, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $529.7 thousand to $1.7 million, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2014.

Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
USD	876,672	EUR	700,000	Bank of America, N.A.	3/18/2015	—	($1,307)	($1,307)
USD	782,530	JPY	83,393,000	JPMorgan Chase Bank N.A.	12/17/2014	$39,758	—	39,758
						$39,758	($1,307)	$38,451

Currency abbreviations
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the period ended October 31, 2014, the fund used purchased options to manage against anticipated changes in securities markets and currency exchange rates, and gain exposure to certain markets. During the period ended October 31, 2014, the fund held purchased options with market values ranging from $346,000 to $766,000, as measured at each quarter end.

During the period ended October 31, 2014, the fund wrote option contracts to manage aginst anticipated changes in securities markets and gain exposure to certain securities markets. The following tables summarize the fund's written options activities during the period ended October 31, 2014 and the contracts held at October 31, 2014.

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	—
Options written	726,117	$629,726
Option closed	(512,402)	(328,678)
Options expired	(211,325)	(88,965)
Outstanding, end of period	2,390	$212,083

Options on Securities

Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Puts
Industrial Select Sector SPDR	$45.00	Jan 2015	634	$15,742	($8,876)
iShares Russell 2000 ETF	98.00	Dec 2014	442	33,677	(8,619)
iShares Russell 2000 ETF	94.00	Jan 2015	302	23,997	(9,664)
QQQ Trust Series I	85.00	Dec 2014	514	18,327	(5,911)
			1,892	$91,743	($33,070)

Index Options

Name of Issuer	Exercise Price	Expiration Date		Number of Contracts	Premium	Value
Puts
S&P 500 Index	1,650.00	Jan 2015	USD	65	$65,713	($23,725)
				65	$65,713	($23,725)

Over the Counter Index Options

Name of Issuer	Counterparty	Exercise Price	Expiration Date		Number of Contracts	Premium	Value
Puts
DAX Index	JPMorgan Chase Bank	7,686.61	Dec 2014	EUR	238	$26,227	($4,182)
DAX Index	JPMorgan Chase Bank	7,686.61	Jan 2015	EUR	195	28,400	(5,619)
					433	$54,627	($9,801)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the period ended October 31, 2014, the fund used CDS as a Buyer of protection to manage against potential credit events. During the period ended October 31, 2014, the fund held credit default swap contracts with total USD notional amounts up to $863,400, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of October 31, 2014 as a Buyer of protection.

Counterparty	Reference Obligation	Notional amount	Currency	USD notional amount	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
JPMorgan Chase	CDX-EMS21V1-5Y	360,000	USD	$360,000	(5.000)%	Jun 2019	($24,995)	($14,448)	($39,443)
JPMorgan Chase	CDX-EMS21V2-5Y	398,400	USD	398,400	(5.000)%	Jun 2019	(36,459)	(7,191)	(43,650)
JPMorgan Chase	ITRAXX- CEEMEACORPS21	50,000	USD	50,000	(1.000)%	Jun 2019	4,357	(1,126)	3,231
JPMorgan Chase	ITRAXX- CEEMEACORPS21	55,000	USD	55,000	(1.000)%	Jun 2019	4,058	(504)	3,554
				$863,400			($53,039)	($23,269)	($76,308)

Total Return Swaps Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

During the period ended October 31, 2014, the fund used total return swaps to hedge equity exposure. During the period ended October 31, 2014, the fund held total return swap contracts with total USD notional amounts up to $17.2 million, as measured at each quarter end. The following table summarizes the total return swap contracts the fund held as of October 31, 2014.

Pay/receive total return on reference index	Reference index	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Pay	Russell Midcap Growth Index	1-Month USD LIBOR BBA	USD	16,926,729	Sep 2015	Goldman Sachs	—	($1,504,592)	($1,504,592)
Pay	GDUWAIR MSCI Indices	1-Month USD LIBOR BBA	USD	287,887	Jul 2015	Deutsche Bank AG	—	(17,821)	(17,821)
Receive	S&P 500 Total Return Index	1-Month USD LIBOR BBA	USD	5,043	Sep 2015	Goldman Sachs	—	1,431,340	1,431,340
Receive	JPCEWELL Index	1-Month EUR-EURIBOR	EUR	2,252	Aug 2015	JPMorgan Chase	—	5,806	5,806
							—	($85,267)	($85,267)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate contracts	Swap contracts, at value	Total Return swaps	—	($1,522,413)
Interest rate contracts	Receivable/payable for futures	Futures†	—	(2,652)
Foreign exchange contracts	Investments, at value*	Purchased options	$192,215	—
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	39,758	(1,307)
Equity contracts	Investments, at value*	Purchased options	291,552	—
Equity contracts	Written options, at value	Written options	—	(66,596)
Equity contracts	Receivable/payable for futures	Futures†	—	(14,208)
Equity contracts	Swap contracts, at value	Total Return swaps	1,437,146	—
Credit contracts	Swap contracts, at value	Credit default swaps	6,785	(83,093)

* Purchased options are included in the Fund's investments.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2014:

Risk	Statement of operations location	Investments (purchased options)	Written options	Futures contracts	Swap contracts	Investments and foreign currency translations*	Total
Interest rate contracts	Net realized gain (loss)	—	—	($643)	$1,353,032	—	$1,352,389
Foreign exchange contracts	Net realized gain (loss)	$95,285	—	—	—	$9,614	104,899
Equity contracts	Net realized gain (loss)	(1,043,856)	$325,849	(406,088)	(1,196,724)	—	(2,320,819)
Credit contracts	Net realized gain (loss)	—	—	—	(1,175)	—	(1,175)
Total		($948,571)	$325,849	($406,731)	$155,133	$9,614	($864,706)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended October 31, 2014:

Risk	Statement of operations location	Investments (purchased options)	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Credit contracts	Change in unrealized appreciation (depreciation)	—	—	—	($23,269)	—	($23,269)
Equity contracts	Change in unrealized appreciation (depreciation)	($465,655)	($14,208)	$145,487	1,437,146	—	1,102,770
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	100,749	—	—	—	$38,451	139,200
Interest rate contracts	Change in unrealized appreciation (depreciation)	—	(2,652)	—	(1,522,413)	—	(1,525,065)
Total		($364,906)	($16,860)	$145,487	($108,536)	$38,451	($306,364)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of 1.50% of the fund's average daily net assets. The Advisor has a subadvisory agreement with Wellington Management Company, LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class A shares of the fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.55% of average annual net assets (on an annualized basis) attributable to Class A shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class C shares of the fund, including Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 1.25% of average annual net assets (on an annualized basis) attributable to Class C shares (the Class Expense Waiver). The Class Expense Waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class I shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.25% of average annual net assets (on an annualized basis) attributable to Class I shares (the Class Expense Waiver). The Class Expense Waiver expires on February 28, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective February 1, 2014, for Class R6 shares, the Advisor has contractually agreed to waive and/ or reimburse all class specific expenses of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until February 28, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time. This waiver was in effect on a voluntary basis from January 1, 2014 to January 31, 2014.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the Expenses of the fund exceed 0.25% of the average annual net assets (on an annualized basis) of the fund. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent fees and service fees, blue sky fees, printing and postage, borrowing costs, prime brokerage fees, acquired fund fees and short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the period ended October 31, 2014, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$16,614	Class R6	$17,128
Class C	7,075	Class NAV	32,977
Class I	8,844	Total	$82,638

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2014 were equivalent to a net annual effective rate of 1.44% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $9,028 for the period ended October 31, 2014. Of this amount, $1,508 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $7,408 was paid as sales commissions to broker-dealers and $112 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2014, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$5,822	$2,586	$16,904	$2,002
Class C	1,173	155	7,242	35
Class I	—	8,555	17,045	2,364
Class R6	—	17	16,874	210
Total	$6,995	$11,313	$58,065	$4,611

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2014 were as follows:

		Period ended 10-31-14[1]
	Shares	Amount
Class A shares
Sold	559,175	$5,582,794
Repurchased	(41,778)	(418,794)
Net increase	517,397	$5,164,000
Class C shares[2]
Sold	38,936	$389,719
Repurchased	(8)	(76)
Net increase	38,928	$389,643
Class I shares
Sold	1,814,975	$18,367,456
Repurchased	(51,082)	(512,682)
Net increase	1,763,893	$17,854,774
Class R6 Shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class NAV shares
Sold	20,318,174	$203,810,861
Repurchased	(1,065,437)	(10,569,242)
Net increase	19,252,737	$193,241,619
Total net increase	21,582,955	$216,750,036

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

2 The inception date for Class C shares is 5-16-14.

Affiliates of the fund owned 2%, 26%,1%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV, respectively, on October 31, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $459,711,387 and $345,959,835, respectively, for the period ended October 31, 2014.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2014, funds within the John Hancock group of funds complex held 89.2% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Portfolio	29.1%
John Hancock Funds II Lifestyle Growth Portfolio	20.7%
John Hancock Funds II Lifestyle Balanced Portfolio	20.6%
John Hancock Funds II Lifestyle Aggressive Portfolio	9.4%
John Hancock Funds II Lifestyle Moderate Portfolio	6.0%

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of
John Hancock Seaport Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Seaport Fund (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on December 16-18, 2013, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved John Hancock Seaport Fund (the New Fund), a new series of the Trust.

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) relating to the New Fund (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Wellington Management Company, LLP (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account a presentation from the Subadvisor at the December 16-18, 2013 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were higher than the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	considered the financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to contract owners under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(d)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(e)	noted that the subadvisory fees for the New Fund are paid by the Advisor and are negotiated at arm's length;
(f)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the Trust's distributor will receive Rule 12b-1 payments to support distribution of the New Fund;
(g)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed to waive a portion of its management fee for the New Fund and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are each of the fund of funds in the complex, which benefit through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.);

(b)	considered that the Advisor has agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses;
(c)	took into account management's discussion of the New Fund's advisory fee structure; and
(d)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds); and
(b)	the proposed subadvisory fee for the New Fund.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

The Board also received information with respect to any Material Relationships with respect to the Subadvisor, which include arrangements in which unaffiliated subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust's advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund and the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm's-length.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted that limited size of the peer group. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund; and
(2)	The proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided and are a product of arm's length negotiations between the Advisor and Subadvisor.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company, LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Seaport Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205651	437A 10/14 12/14

John Hancock

Small Cap Core Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
18	Financial highlights
21	Notes to financial statements
26	Auditor's report
27	Evaluation of investment advisory and subadvisory agreements
32	Trustees and Officers
36	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

TOTAL RETURN AS OF 10/31/14 (%)

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks. It is not possible to invest directly in an index.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

Small-cap stocks went on a volatile ride

While the overall market advanced steadily throughout the year, the small-cap segment experienced considerably greater volatility and lower overall returns.

The fund underperformed its benchmark

While the fund posted positive returns, it underperformed its benchmark, the Russell 2000 Index.

Industrials, information technology holdings hurt results

The fund's holdings in the industrials and information technology sectors detracted from performance.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Bill Talbot, CFA, John Hancock Asset Management

 Bill Talbot, CFA
Portfolio Manager
John Hancock Asset Management

How have small-cap stocks fared since the fund's inception on December 20, 2013?

With the exception of a few brief hiccups, the broad equity market advanced steadily over the past year, but the small-cap segment of the market experienced considerably greater volatility and lower overall returns. Small-cap stocks largely rallied early in the reporting period, outperforming the broader market, but they gave some of it back in the spring, falling sharply.

Although small-cap stocks enjoyed a strong recovery over the summer amid greater optimism about the economy and corporate earnings, they reversed course again until the middle of October as a series of troubling geopolitical developments led to a bout of risk aversion. Finally, an easing of geopolitical concerns fueled a strong advance for small-cap stocks over the final two weeks of the period.

The fund underperformed its benchmark, the Russell 2000 Index, since its inception. What factors contributed to this?

Selections in industrials and information technology hampered the fund's performance. Natural gas and oil producer Civeo Corp. lost significant ground when it announced it will be redomiciling in

SECTOR COMPOSITION AS OF 10/31/14 (%)

4

Canada. Falling oil prices also impacted the shares of metal fabricator Chart Industries, Inc. Connectivity solutions provider Infoblox, Inc. saw its shares decline after it was announced that the company was the subject of an investigation to find out whether its management breached its fiduciary duties due to improper accounting and revenue recognition policies.

Which holdings saw the most upside?

The fund saw positive returns from its holdings in the consumer staples, consumer discretionary, and healthcare sectors. Among its key performers were Einstein Noah Restaurant Group, Vail Resorts, Inc., Susser Holdings Corp., Amira Nature Foods, Ltd., and The Cooper Companies, Inc. Bagel chain Einstein Noah was purchased by JAB Holding Company for a price that was a substantial premium to its average trading price. Ski resort operator Vail Resorts took advantage of a solid snow season to post a nearly 12% earnings increase over its fiscal 2013. Convenience store operator Susser Holdings saw its stock price rise during a takeover by Energy Transfer Partners L.P., and we tendered the fund's shares. Amira continues to build out its rice production and saw a 25% increase in revenue in the third quarter alone. Global medical device firm Cooper Companies saw its share price rise to a 52-week high near the end of the period.

MANAGED BY

Bill Talbot, CFA On the fund since inception Investing since 1994

TOP TEN HOLDINGS AS OF 10/31/14 (%)

Emergent Biosolutions, Inc.	2.7
Bio-Rad Laboratories, Inc., Class A	2.7
The Cooper Companies, Inc.	2.6
AO Smith Corp.	2.6
Greatbatch, Inc.	2.5
Vail Resorts, Inc.	2.5
BBCN Bancorp, Inc.	2.5
Esterline Technologies Corp.	2.4
CLARCOR, Inc.	2.3
Watsco, Inc.	2.2
TOTAL	25.0
As a percentage of net assets.
Cash and cash equivalents are not included.

The views expressed in this report are exclusively those of Bill Talbot, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2014

Cumulative total returns (%) with maximum sales charge
Since inception[1]
Class A	-4.43
Class I2	0.80
Class NAV[2]	0.90
Index†	5.42

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A*	Class I*	Class NAV*
Gross (%)	1.50	1.19	1.06
Net (%)	1.50	1.19	1.06

*	Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-20-13	10,080	10,080	10,542
Class NAV[2]	12-20-13	10,090	10,090	10,542

The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	From 12-20-13.
2	For certain types of investors, as described in the fund's prospectuses.

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,009.00	$7.04	1.39%
Class I	1,000.00	1,010.00	5.47	1.08%
Class NAV	1,000.00	1,010.00	4.86	0.96%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$7.07	1.39%
Class I	1,000.00	1,019.80	5.50	1.08%
Class NAV	1,000.00	1,020.40	4.89	0.96%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 97.3%		$165,268,400
(Cost $164,115,239)
Consumer discretionary 16.9%		28,705,897
Auto components 1.2%
Tenneco, Inc. (I)	38,612	2,021,722
Hotels, restaurants and leisure 6.2%
Del Frisco's Restaurant Group, Inc. (I)	84,758	1,968,081
Einstein Noah Restaurant Group, Inc.	103,230	2,090,408
Life Time Fitness, Inc. (I)	40,170	2,240,281
Vail Resorts, Inc.	49,283	4,256,080
Media 4.1%
AMC Entertainment Holdings, Inc., Class A	71,913	1,826,590
Cinemark Holdings, Inc.	91,988	3,249,016
Martha Stewart Living Omnimedia, Inc., Class A (I)	426,107	1,845,043
Specialty retail 2.7%
Francesca's Holdings Corp. (I)	111,112	1,323,344
GNC Holdings, Inc., Class A	77,363	3,215,980
Textiles, apparel and luxury goods 2.7%
Crocs, Inc. (I)	121,674	1,421,152
Movado Group, Inc.	92,017	3,248,200
Consumer staples 4.9%		8,405,254
Beverages 0.8%
Craft Brew Alliance, Inc. (I)	96,485	1,339,212
Food and staples retailing 0.5%
G. Willi-Food International, Ltd. (I)	146,351	951,282
Food products 2.0%
Amira Nature Foods, Ltd. (I)	191,713	3,337,723
Personal products 1.6%
Inter Parfums, Inc.	97,783	2,777,037
Energy 1.9%		3,231,068
Energy equipment and services 1.9%
Dawson Geophysical Company	41,323	702,078
Forum Energy Technologies, Inc. (I)	92,637	2,528,990
Financials 16.0%		27,240,382
Banks 6.9%
Access National Corp.	29,169	491,498
Banner Corp.	77,324	3,341,943
BBCN Bancorp, Inc.	298,457	4,220,182
Prosperity Bancshares, Inc.	29,476	1,780,056

10SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Texas Capital Bancshares, Inc. (I)	31,960	$1,954,354
Capital markets 3.1%
Evercore Partners, Inc., Class A	37,642	1,948,726
Golub Capital BDC, Inc.	100,825	1,747,297
PennantPark Investment Corp.	151,407	1,647,308
Real estate investment trusts 3.9%
EPR Properties	29,880	1,676,268
Hudson Pacific Properties, Inc.	76,440	2,087,576
LaSalle Hotel Properties	71,397	2,799,476
Thrifts and mortgage finance 2.1%
Brookline Bancorp, Inc.	183,746	1,762,124
EverBank Financial Corp.	93,137	1,783,574
Health care 15.3%		25,955,851
Biotechnology 2.8%
Emergent Biosolutions, Inc. (I)	204,881	4,634,408
Health care equipment and supplies 8.4%
Derma Sciences, Inc. (I)	345,629	3,145,224
Greatbatch, Inc. (I)	85,787	4,305,650
Lumenis, Ltd., Class B (I)	258,623	2,402,608
The Cooper Companies, Inc.	27,205	4,458,900
Health care providers and services 1.4%
Patterson Companies, Inc.	55,099	2,375,318
Life sciences tools and services 2.7%
Bio-Rad Laboratories, Inc., Class A (I)	41,072	4,633,743
Industrials 20.5%		34,767,261
Aerospace and defense 2.4%
Esterline Technologies Corp. (I)	34,684	4,061,843
Air freight and logistics 0.9%
Hub Group, Inc., Class A (I)	40,525	1,470,652
Building products 2.6%
AO Smith Corp.	81,311	4,337,942
Commercial services and supplies 0.6%
Civeo Corp.	82,276	1,002,944
Construction and engineering 1.1%
MasTec, Inc. (I)	66,935	1,917,018
Electrical equipment 1.1%
AZZ, Inc.	41,445	1,937,968
Machinery 8.1%
Chart Industries, Inc. (I)	26,132	1,216,445

SEE NOTES TO FINANCIAL STATEMENTS11

	Shares	Value
Industrials (continued)
Machinery (continued)
CIRCOR International, Inc.	47,858	$3,596,529
CLARCOR, Inc.	59,456	3,981,174
Hillenbrand, Inc.	53,863	1,793,099
Luxfer Holdings PLC, ADR	145,449	2,317,003
Nordson Corp.	11,434	875,273
Trading companies and distributors 3.7%
Beacon Roofing Supply, Inc. (I)	91,575	2,533,880
Watsco, Inc.	36,661	3,725,491
Information technology 16.2%		27,482,242
Communications equipment 2.1%
Aruba Networks, Inc. (I)	82,103	1,771,783
NETGEAR, Inc. (I)	53,814	1,831,829
Electronic equipment, instruments and components 0.6%
InvenSense, Inc. (I)	57,821	937,278
Internet software and services 4.0%
Aerohive Networks, Inc. (I)	104,052	520,260
Angie's List, Inc. (I)	179,788	1,253,122
Borderfree, Inc. (I)	117,234	1,284,885
HomeAway, Inc. (I)	52,278	1,824,502
LogMeIn, Inc. (I)	40,307	1,936,751
Semiconductors and semiconductor equipment 0.9%
ON Semiconductor Corp. (I)	191,023	1,583,581
Software 8.6%
Cadence Design Systems, Inc. (I)	97,979	1,758,723
FleetMatics Group PLC (I)	60,697	2,254,287
Guidewire Software, Inc. (I)	62,589	3,125,695
Infoblox, Inc. (I)	60,600	978,084
NICE Systems, Ltd., ADR	53,559	2,178,780
Solera Holdings, Inc.	27,246	1,415,430
SS&C Technologies Holdings, Inc. (I)	58,511	2,827,252
Materials 5.6%		9,480,445
Chemicals 3.9%
Cytec Industries, Inc.	78,846	3,676,589
HB Fuller Company	68,815	2,888,166
Metals and mining 1.7%
Compass Minerals International, Inc.	34,030	2,915,690
Total investments (Cost $164,115,239)† 97.3%		$165,268,400
Other assets and liabilities, net 2.7%		$4,563,699
Total net assets 100.0%		$169,832,099

12SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $164,574,400. Net unrealized appreciation aggregated $694,000, of which $10,886,704 related to appreciated investment securities and $10,192,704 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $164,115,239)	$165,268,400
Cash	4,279,334
Receivable for investments sold	262,979
Dividends receivable	69,187
Other receivables and prepaid expenses	4,128
Total assets	169,884,028
Liabilities
Payable to affiliates
Accounting and legal services fees	1,482
Transfer agent fees	82
Other liabilities and accrued expenses	50,365
Total liabilities	51,929
Net assets	$169,832,099
Net assets consist of
Paid-in capital	$165,761,659
Undistributed net investment income	66,674
Accumulated net realized gain (loss) on investments	2,850,605
Net unrealized appreciation (depreciation) on investments	1,153,161
Net assets	$169,832,099

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($100,555 ÷ 10,000 shares)[1]	$10.06
Class I ($284,480 ÷ 28,210 shares)	$10.08
Class NAV ($169,447,064 ÷ 16,788,063 shares)	$10.09
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.59

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the period ended 10-31-141

Investment income
Dividends	$1,421,597
Less foreign taxes withheld	(3,068)
Total investment income	1,418,529
Expenses
Investment management fees	1,230,736
Distribution and service fees	259
Accounting and legal services fees	23,355
Transfer agent fees	366
Trustees' fees	2,131
Professional fees	42,061
Custodian fees	18,096
Registration and filing fees	42,830
Other	7,916
Total expenses	1,367,750
Less expense reductions	(9,376)
Net expenses	1,358,374
Net investment income	60,155
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	2,850,605
2,850,605
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,153,161
1,153,161
Net realized and unrealized gain	4,003,766
Increase in net assets from operations	$4,063,921

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$60,155
Net realized gain	2,850,605
Change in net unrealized appreciation (depreciation)	1,153,161
Increase in net assets resulting from operations	4,063,921
From fund share transactions	165,768,178
Total increase	169,832,099
Net assets
Beginning of period	—
End of period	$169,832,099
Undistributed net investment income	$66,674

1	Period from 12-20-13 (commencement of operations) to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.04)
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.06
Net asset value, end of period	$10.06
Total return (%)[3,4]	0.60	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	[7]
Expenses including reductions	1.43	[7]
Net investment loss	(0.40	) [7]
Portfolio turnover (%)	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	—	[3]
Net realized and unrealized gain (loss) on investments	0.08
Total from investment operations	0.08
Net asset value, end of period	$10.08
Total return (%)[4]	0.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	[7]
Expenses including reductions	1.11	[7]
Net investment loss	(0.03	) [7]
Portfolio turnover (%)	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class NAV Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.09
Net asset value, end of period	$10.09
Total return (%)[4]	0.90	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$169
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	[6]
Expenses including reductions	0.99	[6]
Net investment income	0.04	[6]
Portfolio turnover (%)	59

1	Period from 12-20-13 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

The fund commenced operations on December 20, 2013.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2014, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax

21

rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended October 31, 2014 were $493. For the period ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund intends to declare and pay dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $3,374,525 of undistributed ordinary income and $1,916 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

22

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.90% of the first $500 million of the fund's average daily net assets; b) 0.85% of the next $500 million of the fund's average daily net assets; and c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50% and 1.20% for Class A and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business and short dividend expense. These expense limitations shall remain in effect until terminated by the Advisor on notice to the fund.

The expense reductions described above amounted to $6, $14 and $9,356 for Class A, Class I and Class NAV shares, respectively.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2014 were equivalent to a net annual effective rate of 0.89% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

23

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets for Class A shares.

Sales charges. Class A shares are assessed up-front sales charges. During the period ended October 31, 2014, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2014, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$259	$116
Class I	—	250
Total	$259	$366

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2014 were as follows:

		Period ended 10-31-14[1]
	Shares	Amount
Class A shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class I shares
Sold	28,210	$289,389
Net increase	28,210	$289,389

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		Period ended 10-31-14[1]
	Shares	Amount
Class NAV shares
Sold	20,754,534	$205,432,401
Repurchased	(3,966,471)	(40,053,612)
Net increase	16,788,063	$165,378,789
Total net increase	16,826,273	$165,768,178

1 Period from 12-20-13 (commencement of operations) to 10-31-14.

Affiliates of the fund owned 100%, 35% and 100% of shares of beneficial interest of Class A, Class I and Class NAV shares, respectively, on October 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $252,185,638 and $90,863,085, respectively, for the period ended October 31, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2014, funds within the John Hancock group of funds complex held 99.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	43.9%
John Hancock Funds II Lifestyle Balanced Portfolio	35.0%
John Hancock Funds II Lifestyle Aggressive Portfolio	20.9%

25

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of
John Hancock Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Core Fund (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 20, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

26

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on December 16-18, 2013, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved John Hancock Small Cap Core Fund (the New Fund), a new series of the Trust.

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) relating to the New Fund (the Advisory Agreement); and
(b)	an amendment to the subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account information with respect to the New Fund presented at their September 25-27, 2013 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and

27

procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and total net expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were lower than the peer group median. The Board also noted that the New Fund's anticipated total net expenses were above the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also

28

noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the New Fund, the Board:

(a)	considered the financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to contract owners under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(d)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(e)	noted that the Subadvisor is an affiliate of the Advisor;
(f)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the Trust's distributor will receive Rule 12b-1 payments to support distribution of the New Fund;
(g)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(h)	noted that the subadvisory fees for the New Fund will be paid by Advisor; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

29

(a)	considered that the Advisor has agreed to waive a portion of its management fee for the New Fund and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are each of the fund of funds in the complex, which benefit through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.);
(b)	considered that the Advisor has agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses;
(c)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(d)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the comparative performance of the New Fund's benchmark and comparable funds managed by the New Fund's portfolio managers; and
(c)	the proposed subadvisory fee for the New Fund.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance

30

systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fee compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the Trust and the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund; and
(2)	The proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(3)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

32

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

33

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

34

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

36

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
445A 10/14 12/14

John Hancock

Value Equity Fund

Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	Your expenses
10	Fund's investments
14	Financial statements
18	Financial highlights
23	Notes to financial statements
29	Auditor's report
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
35	Trustees and Officers
39	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation over the long term.

TOTAL RETURN AS OF 10/31/14 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation. It is not possible to invest directly in an index

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

U.S. stocks advanced

Stocks edged higher as evidence of stronger U.S. economic growth outweighed slowing growth and geopolitical turmoil elsewhere in the world.

Fund performance lagged

The fund advanced for the period but underperformed its benchmark, the Russell 1000 Value Index.

Industrials detracted

Stock selection and an overweight position in the industrials sector contributed significantly to the fund's underperformance.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of small and midsize companies may be more volatile and less liquid than those of large companies. Investing in foreign securities may entail the risk of currency fluctuations or heightened economic and political instability. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory,and other factors affecting those sectors. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss

 Mark Giambrone
Portfolio Manager
Barrow, Hanley, Mewhinney &Strauss

This is the fund's first shareholder report. Can you start off by describing your investment philosophy?

Our investment approach is based on the underlying philosophy that markets are inefficient, and we believe that a value-oriented investment process, dedicated to bottom-up security selection, is the best way to exploit those inefficiencies. We also believe that a defensive, conservative investment strategy can produce superior returns while taking below-average risks. In selecting stocks, we emphasize three value characteristics: price-to-earnings (P/E) ratio below the market average, price-to-book ratio below the market average, and dividend yields above the market average. These characteristics provide a measure of protection in down markets. We also seek out companies with superior profitability and earnings growth. In periods of economic recovery and rising equity markets, above-average profitability and earnings growth are typically rewarded by P/E ratio expansion and excess returns.

The fund will usually contain 60-80 stocks. We monitor each holding, and when a stock reaches what we consider to be full valuation according to our valuation models, we begin the liquidation process; we do not try to judge when a stock may reach a speculative level of overvaluation. On average, we hold stocks for three to four years, resulting in an expected annual turnover rate of 25%-30%. Sector weightings are dictated by our bottom-up stock selection process and may vary considerably from the fund's benchmark, the Russell 1000 Value Index.

Although we use disciplined quantitative analysis to ensure a consistent application of our strategy, we also recognize the importance of qualitative judgments about the businesses in which we invest and their future prospects for profitability, earnings, and dividend growth. Our experience not only enables us to identify the reasons behind a stock's temporary undervaluation, but also gives us the conviction and patience to invest in the shares of a business on a contrarian basis.

Turning to the reporting period, the fund underperformed its benchmark. What factors contributed to this underperformance?

One contributing factor was the underperformance of stocks with higher dividend yields. As we noted earlier, one of the core tenets of our investment philosophy is a premium dividend yield

4

"... we believe that a value-oriented investment process, dedicated to bottom-up security selection, is the best way to exploit [market] inefficiencies."
relative to the market. During the reporting period, however, stocks with lower-than-average dividend yields and non-dividend-paying stocks outperformed those with higher dividend yields.

Stock selection also contributed to the fund's underperformance, particularly in the industrials sector.

Can you give an example from that sector?

KBR, Inc. is a global engineering, construction, and services company with a variety of clients, from energy producers and utilities to infrastructure and industrial companies. The stock underperformed during the reporting period, declining as the company faced some near-term challenges. KBR is still working through charges related to cost overruns on a project in Canada, and KBR's new CEO announced that the company would undertake a strategic review, which should be completed before year end. The long-term opportunity for KBR remains attractive—downstream projects in ammonia and ethylene continue to be in high demand, and its pipeline of liquid natural gas projects remains robust. The stock trades at a very attractive valuation, with a 1.8% dividend yield and a significant net cash position on its balance sheet.

SECTOR COMPOSITION AS OF 10/31/14 (%)

5

"... one of the core tenets of our investment philosophy is a premium dividend yield relative to the market."

What other holdings detracted from performance versus the benchmark?

Energy was by far the weakest-performing sector in the market during the reporting period as a stronger U.S. dollar put downward pressure on the price of oil, which trades globally in U.S. dollars. Although the portfolio benefited from an underweight position in the energy sector, one of its most significant detractors was SeaDrill Ltd., an offshore energy drilling contractor. SeaDrill declined amid concerns about oversupply in the offshore drilling market and uncertainty surrounding a strategic agreement with a Russian energy company. We believe the sell-off in the stock was unwarranted and remain confident in the company's long-term fundamentals.

Another noteworthy detractor was marine-life theme park SeaWorld Entertainment Inc. Negative fallout from Blackfish, a controversial documentary about captive marine mammals, weighed on SeaWorld's stock price. In our view, the concerns are overblown, and we believe the company can stabilize and grow through new attractions and international expansion.

Let's shift gears and talk about some positive contributors. What holdings added value during the reporting period?

Stock selection in the consumer discretionary sector aided results, and the leading contributor in this sector was cruise line operator Royal Caribbean Cruises, Ltd. The company's expansion into Europe and Asia has been met with very strong demand; in fact, Royal Caribbean is deploying its largest and most technologically advanced ship in China. In addition, the company is controlling

TOP TEN HOLDINGS AS OF 10/31/14 (%)

Capital One Financial Corp.	2.7
Citigroup, Inc.	2.6
Bank of America Corp.	2.2
Wells Fargo & Company	2.1
JPMorgan Chase & Company	2.0
Medtronic, Inc.	1.9
Navient Corp.	1.8
Omnicare, Inc.	1.7
Microsoft Corp.	1.7
State Street Corp.	1.7
TOTAL	20.4
As a percentage of net assets.
Cash and cash equivalents are not included.

6

costs by introducing more fuel- and cost-efficient ships to its fleet, while also moderating capacity growth to maintain premium products and pricing. Royal Caribbean recently increased its dividend by 20% and has a 1.8% dividend yield.

Another consumer stock that fared well was tobacco company Altria Group Inc. Altria's primary competitors, Reynolds American Inc. and Lorillard Inc., agreed to merge in July 2014, and the news helped lift the entire industry. The proposed combination would essentially render the current U.S. cigarette oligopoly a duopoly of Altria and Reynolds-Lorillard, with U.K.-based Imperial Tobacco Group PLC and its 10% U.S. market share a distant third player. Altria delivered positive results during the reporting period, gaining market share and increasing profitability. The stock is also attractive for its lack of foreign operations—a good thing when the U.S. dollar is strengthening—and its 4.8% dividend yield.

One other contributor to highlight was Navient Corp., which owns the largest portfolio of student loans issued under the Federal Family Education Loan Program. The company also services and collects on private education loans, both for its own accounts and for loans owned by financial institutions, nonprofit lenders, and the Department of Education. Many banks are seeking to shed their student loan servicing units, which are small components of their overall business and tie up capital that could be redeployed elsewhere at higher rates of return. For example, Wells Fargo & Company recently made $10 billion in student loans available for sale. This trend creates a huge opportunity for Navient, which has the scale, cost structure, and effective servicing capabilities to make profitable bids on these types of assets. Navient trades at a very attractive valuation and sports a 3% dividend yield.

MANAGED BY

Mark Giambrone On the fund since inception Investing since 1992
Michael Nayfa, CFA On the fund since inception Investing since 2002
Terry Pelzel, CFA On the fund since inception Investing since 2005

The views expressed in this report are exclusively those of Mark Giambrone, Barrow, Hanley, Mewhinney & Strauss, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 26, 2014, with the same investment held until October 31, 2014.

	Account value on 6-26-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,004.00	$5.06	1.45%
Class C	1,000.00	1,001.00	7.48	2.15%
Class I	1,000.00	1,004.00	4.01	1.15%
Class R6	1,000.00	1,005.00	2.96	0.85%
Class NAV	1,000.00	1,005.00	3.00	0.86%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2014, with the same investment held until October 31, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2014	Ending value on 10-31-2014	Expenses paid during period ended 10-31-2014[2]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.38	1.45%
Class C	1,000.00	1,014.40	10.92	2.15%
Class I	1,000.00	1,019.40	5.85	1.15%
Class R6	1,000.00	1,020.90	4.33	0.85%
Class NAV	1,000.00	1,020.90	4.38	0.86%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 127/365 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 97.6%		$429,654,065
(Cost $428,090,526)
Consumer discretionary 13.2%		58,028,809
Auto components 3.3%
Delphi Automotive PLC	105,800	7,298,083
Johnson Controls, Inc.	152,200	7,191,450
Hotels, restaurants and leisure 4.2%
Carnival Corp.	173,100	6,949,965
Royal Caribbean Cruises, Ltd.	80,300	5,457,991
SeaWorld Entertainment, Inc.	322,300	6,201,052
Household durables 1.6%
NVR, Inc. (I)	5,730	7,034,033
Media 1.2%
DIRECTV (I)	62,000	5,380,980
Multiline retail 1.3%
Target Corp.	92,600	5,724,532
Textiles, apparel and luxury goods 1.6%
Hanesbrands, Inc.	64,300	6,790,723
Consumer staples 5.5%		24,169,008
Food and staples retailing 2.7%
CVS Health Corp.	60,800	5,217,248
Wal-Mart Stores, Inc.	85,900	6,551,593
Tobacco 2.8%
Altria Group, Inc.	140,700	6,801,438
Philip Morris International, Inc.	62,900	5,598,729
Energy 5.2%		22,876,069
Energy equipment and services 1.5%
FMSA Holdings, Inc. (I)(L)	219,900	2,702,571
Seadrill, Ltd. (L)	163,900	3,769,700
Oil, gas and consumable fuels 3.7%
BP PLC, ADR	116,400	5,058,744
ConocoPhillips	86,000	6,204,900
Occidental Petroleum Corp.	57,800	5,140,154
Financials 29.5%		130,015,470
Banks 13.6%
Bank of America Corp.	560,900	9,625,044
CIT Group, Inc.	118,500	5,798,205
Citigroup, Inc.	215,200	11,519,656
Fifth Third Bancorp	264,900	5,295,351

10SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Niagara Financial Group, Inc.	444,300	$3,327,807
JPMorgan Chase & Company	143,500	8,678,880
The PNC Financial Services Group, Inc.	75,200	6,496,528
Wells Fargo & Company	174,700	9,274,823
Capital markets 3.8%
Ameriprise Financial, Inc.	56,000	7,065,520
E*TRADE Financial Corp. (I)	101,700	2,267,910
State Street Corp.	97,300	7,342,258
Consumer finance 8.4%
American Express Company	63,500	5,711,825
Capital One Financial Corp.	143,000	11,836,110
Discover Financial Services	94,100	6,001,698
Navient Corp.	392,600	7,765,628
SLM Corp.	596,200	5,693,710
Insurance 1.3%
American International Group, Inc.	106,700	5,715,919
Thrifts and mortgage finance 2.4%
New York Community Bancorp, Inc. (L)	323,600	5,161,420
People's United Financial, Inc.	371,900	5,437,178
Health care 15.5%		68,066,636
Health care equipment and supplies 1.9%
Medtronic, Inc.	121,400	8,274,624
Health care providers and services 6.6%
Cardinal Health, Inc.	80,500	6,317,640
Cigna Corp.	46,700	4,649,919
Omnicare, Inc.	111,000	7,391,490
UnitedHealth Group, Inc.	53,900	5,121,039
WellPoint, Inc.	45,100	5,713,719
Pharmaceuticals 7.0%
Johnson & Johnson	63,100	6,800,918
Merck & Company, Inc.	90,900	5,266,746
Pfizer, Inc.	204,400	6,121,780
Sanofi, ADR	144,400	6,677,056
Teva Pharmaceutical Industries, Ltd., ADR	101,500	5,731,705
Industrials 13.6%		60,080,493
Aerospace and defense 4.4%
General Dynamics Corp.	36,100	5,045,336
Honeywell International, Inc.	44,400	4,267,728
Raytheon Company	42,600	4,425,288
Spirit Aerosystems Holdings, Inc., Class A (I)	143,200	5,633,488

SEE NOTES TO FINANCIAL STATEMENTS11

			Shares	Value
Industrials (continued)
Building products 1.3%
	Owens Corning		185,800	$5,956,748
Construction and engineering 1.0%
	KBR, Inc.		221,700	4,230,036
Electrical equipment 2.5%
	Eaton Corp. PLC		82,600	5,649,014
	Emerson Electric Company		84,500	5,413,070
Machinery 4.0%
	Joy Global, Inc.		107,300	5,647,199
	SPX Corp.		49,600	4,701,584
	Stanley Black & Decker, Inc.		76,400	7,154,096
Trading companies and distributors 0.4%
	NOW, Inc. (I)(L)		65,100	1,956,906
Information technology 9.8%				43,009,789
Semiconductors and semiconductor equipment 5.6%
	Fairchild Semiconductor International, Inc. (I)		356,500	5,472,275
	Intel Corp.		186,200	6,332,662
	Microchip Technology, Inc. (L)		135,400	5,837,094
	Texas Instruments, Inc.		139,200	6,912,672
Software 4.2%
	CA, Inc.		171,600	4,986,696
	Microsoft Corp.		156,700	7,357,065
	Oracle Corp.		156,500	6,111,325
Materials 1.7%				7,656,862
Chemicals 0.4%
	Rockwood Holdings, Inc.		21,379	1,644,259
Construction materials 1.3%
	CRH PLC, ADR		268,300	6,012,603
Telecommunication services 2.4%				10,466,099
Diversified telecommunication services 1.6%
	Verizon Communications, Inc.		142,700	7,170,675
Wireless telecommunication services 0.8%
	Vodafone Group PLC, ADR		99,200	3,295,424
Utilities 1.2%				5,284,830
Multi-utilities 1.2%
	Public Service Enterprise Group, Inc.		127,931	5,284,830
	Yield (%)		Shares	Value
Securities lending collateral 4.0%				$17,564,219
(Cost $17,564,827)
John Hancock Collateral Investment Trust (W)	0.1171(Y	)	1,755,281	17,564,219

12SEE NOTES TO FINANCIAL STATEMENTS

Yield (%)	Shares	Value
Utilities (continued)
Multi-utilities (continued)
Total investments (Cost $445,655,353)† 101.6%		$447,218,284
Other assets and liabilities, net (1.6%)		($7,246,215)
Total net assets 100.0%		$439,972,069

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-14.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-14.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $445,655,486. Net unrealized appreciation aggregated $1,562,798, of which $18,811,632 related to appreciated investment securities and $17,248,834 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments in unaffiliated issuers, at value (Cost $428,090,526) including $17,123,813 of securities loaned	$429,654,065
Investments in affiliated issuers, at value (Cost $17,564,827)	17,564,219
Total investments, at value (Cost $445,655,353)	447,218,284
Cash	11,046,079
Dividends and interest receivable	435,030
Receivable for securities lending income	2,805
Receivable due from advisor	98
Other receivables and prepaid expenses	77,300
Total assets	458,779,596
Liabilities
Payable for investments purchased	1,173,498
Payable for fund shares repurchased	2,323
Payable upon return of securities loaned	17,564,960
Payable to affiliates
Accounting and legal services fees	4,425
Transfer agent fees	89
Other liabilities and accrued expenses	62,232
Total liabilities	18,807,527
Net assets	$439,972,069
Net assets consist of
Paid-in capital	$437,497,254
Undistributed net investment income	1,946,989
Accumulated net realized gain (loss) on investments	(1,035,105)
Net unrealized appreciation (depreciation) on investments	1,562,931
Net assets	$439,972,069

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($267,548 ÷ 26,661 shares)[1]	$10.04
Class C ($106,005 ÷ 10,590 shares)[1]	$10.01
Class I ($100,444 ÷ 10,000 shares)	$10.04
Class R6 ($100,547 ÷ 10,000 shares)	$10.05
Class NAV ($439,397,525 ÷ 43,700,903 shares)	$10.05
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.57

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the period ended 10-31-141

Investment income
Dividends	$3,193,857
Securities lending	5,983
Less foreign taxes withheld	(5,214)
Total investment income	3,194,626
Expenses
Investment management fees	1,192,620
Distribution and service fees	501
Accounting and legal services fees	20,136
Transfer agent fees	162
Trustees' fees	307
State registration fees	23,546
Printing and postage	46
Professional fees	37,858
Custodian fees	20,963
Registration and filing fees	18,113
Other	2,674
Total expenses	1,316,926
Less expense reductions	(34,346)
Net expenses	1,282,580
Net investment income	1,912,046
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(1,034,972)
Investments in affiliated issuers	(133)
(1,035,105)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,563,539
Investments in affiliated issuers	(608)
1,562,931
Net realized and unrealized gain	527,826
Increase in net assets from operations	$2,439,872

1	Period from 6-26-14 (commencement of operations) to 10-31-14.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-14[1]
Increase (decrease) in net assets
From operations
Net investment income	$1,912,046
Net realized loss	(1,035,105)
Change in net unrealized appreciation (depreciation)	1,562,931
Increase in net assets resulting from operations	2,439,872
From fund share transactions	437,532,197
Total increase	439,972,069
Net assets
Beginning of period	—
End of period	$439,972,069
Undistributed net investment income	$1,946,989

1	Period from 6-26-14 (commencement of operations) to 10-31-14.

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.04
Net asset value, end of period	$10.04
Total return (%)[3,4]	0.40	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	12.48	[7]
Expenses including reductions	1.45	[7]
Net investment income	0.54	[7]
Portfolio turnover (%)	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.01
Net asset value, end of period	$10.01
Total return (%)[4,5]	0.10	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	18.19	[8]
Expenses including reductions	2.15	[8]
Net investment loss	(0.03	) [8]
Portfolio turnover (%)	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Class I Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized gain (loss) on investments	0.01
Total from investment operations	0.04
Net asset value, end of period	$10.04
Total return (%)[3]	0.40	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	18.75	[6]
Expenses including reductions	1.15	[6]
Net investment income	0.98	[6]
Portfolio turnover (%)	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.05
Net asset value, end of period	$10.05
Total return (%)[3]	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	18.64	[6]
Expenses including reductions	0.85	[6]
Net investment income	1.27	[6]
Portfolio turnover (%)	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS21

Class NAV Shares Period ended	10-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.05
Net asset value, end of period	$10.05
Total return (%)[3]	0.50	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	[5]
Expenses including reductions	0.86	[5]
Net investment income	1.28	[5]
Portfolio turnover (%)	10

1	Period from 6-26-14 (commencement of operations) to 10-31-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

22SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Value Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation over the long term.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

The fund commenced operations on June 26, 2014.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2014, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions

23

are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the period ended October 31, 2014 were $140. For the period ended October 31, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution

24

and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a short-term capital loss carryfoward of $1,034,972 available to offset future net realized capital gains. This carryforward does not expire.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $1,946,989 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2014.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $200 million of the fund's average daily net assets; (b) 0.750% of the next $800 million of the fund's average daily net assets; and (c) 0.650% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The fund is not responsible for payment of the subadvisory fees.

25

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that Expenses of Class A, Class C and Class I shares exceed 1.45%, 2.15% and 1.15%, respectively, of average net assets (on an annualized basis) attributable to each class (the Class Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The Class Expense Limitation expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage fees, as applicable, for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the period ended October 31, 2014 these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$5,570	Class R6	$6,127
Class C	5,602	Class NAV	10,986
Class I	6,061	Total	$34,346

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for period ended October 31, 2014 were equivalent to a net annual effective rate of 0.77% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended October 31, 2014 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual

26

rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges. During the period ended October 31, 2014, there were no up-front sales charges assessed for Class A shares.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2014, there were no CDSCs received by the Distributor for Class A or Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended October 31, 2014 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$151	$66	$5,655	$15
Class C	350	46	5,655	11
Class I	—	43	6,118	10
Class R6	—	7	6,118	10
Total	$501	$162	$23,546	$46

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the period ended October 31, 2014 were as follows:

		Period ended 10-31-14[1]
	Shares	Amount
Class A shares
Sold	26,661	$264,695
Net increase	26,661	$264,695

27

		Period ended 10-31-14[1]
	Shares	Amount
Class C shares
Sold	12,347	$123,138
Repurchased	(1,757)	(17,600)
Net increase	10,590	$105,538
Class I shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class R6 Shares
Sold	10,000	$100,000
Net increase	10,000	$100,000
Class NAV shares
Sold	43,811,159	$438,055,412
Repurchased	(110,256)	(1,093,448)
Net increase	43,700,903	$436,961,964
Total net increase	43,758,154	$437,532,197

1 Period from 6-26-14 (commencement of operations) to 10-31-14.

Affiliates of the fund owned 38%, 94%, 100%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV respectively, on October 31, 2014.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $473,001,592 and $43,865,943, respectively, for the period ended October 31, 2014.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At October 31, 2014, funds within the John Hancock group of funds complex held 99.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	44.6%
John Hancock Funds II Lifestyle Balanced Portfolio	31.8%
John Hancock Funds II Lifestyle Aggressive Portfolio	13.2%

28

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Value Equity Fund (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period June 26, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

29

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved John Hancock Value Equity Fund (the New Fund), a new series of the Trust.

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) relating to the New Fund (the Advisory Agreement); and
(b)	a subadvisory agreement between the Advisor and Barrow, Hanley, Mewhinney & Strauss, LLC (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and performance information for comparable accounts managed by the Subadvisor, and including with respect to the Subadvisor and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other funds that it manages. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account a presentation from the Subadvisor at the June 23-25, 2014 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day

30

operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and Subadvisor and the performance of their respective benchmarks and/or peer groups. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were higher than the peer group median. The Board also noted that the New Fund's anticipated total net expenses were above the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to

31

implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	considered the financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to contract owners under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(d)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(e)	noted that the subadvisory fees for the New Fund are paid by the Advisor and are negotiated at arm's length;
(f)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the Trust's distributor will receive Rule 12b-1 payments to support distribution of the New Fund;
(g)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed to waive a portion of its management fee for the New Fund and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are each of the fund of funds in the complex, which benefit through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.);

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(b)	considered that the Advisor has agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses;
(c)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(d)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(b)	the comparative performance of the New Fund's benchmark and comparable funds managed by the New Fund's portfolio managers; and
(c)	the proposed subadvisory fee for the New Fund.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

The Board also received information with respect to any Material Relationships with respect to the Subadvisor, which include arrangements in which unaffiliated subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust's advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold

33

to qualified plans. The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund and the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm's-length.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's subadvisory fees compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable. The Board noted the New Fund's subadvisory fees were below the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board took into account that a composite of comparable accounts managed by the Subadvisor outperformed the New Fund's benchmark and peer group for the one-, three- and five-year periods ended March 31, 2014. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other funds of the fund complex and the Board is generally satisfied with the Subadvisor's management of these funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	The proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided and are a product of arm's length negotiations between the Advisor and Subadvisor; and
(3)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1994	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

37

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

38

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Barrow, Hanley, Mewhinney & Strauss, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

39

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205656	454A 10/14 12/14

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2014 and 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2014	October 31, 2013
John Hancock Balanced Fund	$ 37,278	$ 35,573
John Hancock Large Cap Equity Fund	38,896	32,495
John Hancock Global Opportunities Fund	33,633	29,211
John Hancock Small Cap Core Fund	33,191	-
John Hancock Seaport Fund	56,479	-
John Hancock Value Equity Fund	17,800	-
John Hancock Enduring Equity Fund	30,086	-
Total	$ 247,363	$ 97,279

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2014	October 31, 2013
John Hancock Balanced Fund	$ 557	$ 1,236
John Hancock Large Cap Equity Fund	557	1,236
John Hancock Global Opportunities Fund	557	1,236
John Hancock Small Cap Core Fund	-	-
John Hancock Seaport Fund	557	-
John Hancock Value Equity Fund	-	-
John Hancock Enduring Equity Fund	557	-
Total	$ 2,785	$ 3,708

In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2014 and 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2014	October 31, 2013
John Hancock Balanced Fund	$ 3,450	$ 3,903
John Hancock Large Cap Equity Fund	3,450	3,032
John Hancock Global Opportunities Fund	3,900	2,787
John Hancock Small Cap Core Fund	3,450	-
John Hancock Seaport Fund	3,450	-
John Hancock Value Equity Fund	3,450	-
John Hancock Enduring Equity Fund	3,450	-
Total	$ 24,150	$ 9,722

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2014 and 2013 amounted to the following:

Fund	October 31, 2014	October 31, 2013
John Hancock Balanced Fund	$ 1,133	$ 1,998
John Hancock Large Cap Equity Fund	481	213
John Hancock Global Opportunities Fund	383	214
John Hancock Small Cap Core Fund	24	213
John Hancock Seaport Fund	122	-
John Hancock Value Equity Fund	24	-
John Hancock Enduring Equity Fund	122	-
Total	$ 2,289	$ 2,425

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2014 and 2013 amounted to the following:

Trust	October 31, 2014	October 31, 2013
John Hancock Investment Trust	$ 5,636,080	$ 4,617,093

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)     There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
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Andrew Arnott
President

Date:	December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
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Andrew Arnott
President

Date:	December 12, 2014

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	December 12, 2014